UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)
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KID BRANDS, INC.

(Name of Registrant as Specified In Its Charter)

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KID BRANDS, INC.
One Meadowlands Plaza, 8th Floor
East Rutherford, New Jersey 07073
June 8, 2011
Dear Shareholder:
It is my pleasure, on behalf of your Board of Directors, to extend to you a cordial invitation to attend our Annual Meeting of Shareholders, which will be held this year at our corporate headquarters located at One Meadowlands Plaza, East Rutherford, New Jersey 07073, in the first floor conference center, at 9:30 a.m. on Tuesday, July 19, 2011.
At the meeting, shareholders will be asked: (i) to elect seven directors, (ii) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2011 calendar year; (iii) to approve, by a non-binding advisory vote, the compensation of our named executive officers; (iv) to approve, by a non-binding advisory vote, a frequency of every 3 years for future advisory votes on the compensation of our named executive officers; and (v) to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
We are pleased to once again provide our proxy materials to our shareholders over the Internet. We believe that this process lowers the costs of the Annual Meeting and helps to conserve natural resources. In connection therewith, on or about June 8, 2011, we will mail our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our 2011 proxy materials. The Notice also includes instructions on how to receive a paper copy of the proxy materials.
I look forward to greeting you at the meeting. Whether or not you expect to attend, I urge you to promptly cast your vote using the instructions provided in the Notice and in the 2011 Proxy Statement. You may vote your shares via a toll-free telephone number or over the Internet. If you requested and received a proxy card or voting instruction card by mail, you may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided. Any shareholder attending the Annual Meeting may vote in person, even if such shareholder has already voted via the telephone or over the Internet or returned a proxy card or voting instruction card.
Sincerely,
RAPHAEL BENAROYA
Chairman of the Board of Directors

KID BRANDS, INC.
One Meadowlands Plaza, 8th Floor
East Rutherford, New Jersey 07073
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held Tuesday, July 19, 2011
The Annual Meeting of Shareholders of Kid Brands, Inc. (the “Company”) will be held this year at our corporate headquarters located at One Meadowlands Plaza, East Rutherford, New Jersey 07073, in the first floor conference center, at 9:30 a.m. on Tuesday, July 19, 2011 for the following purposes:
1. To elect seven directors to serve until the next Annual Meeting of Shareholders and until their successors shall have been elected and qualified (Proposal 1);
2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2011 calendar year (Proposal 2);
3. To conduct a non-binding advisory vote on the compensation of the Company’s named executive officers (Proposal 3);
4. To conduct a non-binding advisory vote with respect to the frequency of future advisory votes on the compensation of the Company’s named executive officers (Proposal 4); and
5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
Only shareholders of record at the close of business on June 3, 2011 are entitled to notice of and to vote at such meeting.
BY ORDER OF THE BOARD OF DIRECTORS,
MARC S. GOLDFARB
Corporate Secretary
East Rutherford, New Jersey
June 8, 2011
Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on July 19, 2011: The Proxy Statement, Annual Report on Form 10-K and Amendment No. 1 to the Annual Report on Form 10-K for the year ended December 31, 2010, are available at www.cfpproxy.com/5404.

KID BRANDS, INC.
One Meadowlands Plaza, 8th Floor
East Rutherford, New Jersey 07073
PROXY STATEMENT
dated June 8, 2011
This Proxy Statement pertains to the Annual Meeting of Shareholders of Kid Brands, Inc. (the “Company”), which will be held this year at our corporate headquarters located at One Meadowlands Plaza, East Rutherford, New Jersey 07073, in the first floor conference center, on Tuesday, July 19, 2011, at 9:30 a.m. On or about June 8, 2011, proxy materials for the annual meeting, including (i) this Proxy Statement and (ii) the Annual Report on Form 10-K for the year ended December 31, 2010, as well as Amendment No. 1 thereto, will be made available to shareholders entitled to vote at the annual meeting.
SOME QUESTIONS YOU MAY HAVE REGARDING THIS PROXY STATEMENT
Q:	Why did I receive a Notice of Internet Availability of Proxy Materials in the mail this year rather than the printed proxy statement and annual report?

A:
This year, we are again pleased to follow rules adopted by the Securities and Exchange Commission (SEC) that allow us to provide access to our proxy materials to our shareholders via the Internet, rather than mailing printed copies of these materials to each shareholder. Accordingly, we are mailing to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access and review the proxy materials, including (i) our Proxy Statement and (ii) our Annual Report on Form 10-K for the year ended December 31, 2010, as well as Amendment No. 1 thereto, on the Internet and how to access an electronic proxy card to vote on the Internet or by telephone. The Notice also contains instructions on how to receive a paper copy of the proxy materials. If you received a Notice by mail, you generally will not receive a printed copy of the proxy materials unless you request one. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice. We believe that this process lowers the costs of the annual meeting and helps to conserve natural resources. The Notice will be distributed on or about June 8, 2011. In accordance with SEC rules, the materials on the Internet site described in the Notice are searchable, readable and printable, and the site does not have “cookies” that enable us to identify visitors.

Q.	Why are these materials being furnished?

A.
The Company is providing the Notice and is making this Proxy Statement and the other proxy materials available to you in connection with the solicitation by the Board of Directors (“Board”) of the Company of proxies for use at the Annual Meeting of Shareholders of the Company to be held on Tuesday, July 19, 2011, at 9:30 a.m. (the “2011 Meeting”), at our corporate headquarters located at One Meadowlands Plaza, East Rutherford, New Jersey 07073, in the first floor conference center, and at any adjournments or postponements thereof.

Q.	Who may vote at the 2011 Meeting?

A.
Shareholders of record at the close of business on June 3, 2011 will be entitled to one vote for each share of common stock of the Company, stated value $0.10 per share (“Common Stock”), they then held on all matters to come before the meeting or any adjournments thereof. There were outstanding on that date 21,650,645 shares of Common Stock. The Company has no other class of stock outstanding.

Q.	What proposals will be voted on at the 2011 Meeting?

A.	There are four Company proposals to be considered and voted on at the meeting:
(1)	The election of seven directors to the Board, each to serve until the next annual meeting of shareholders and until his successor is elected and qualified (Proposal 1);

(2)	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2011 calendar year (Proposal 2);

(3)	A non-binding, advisory vote on the compensation of the Company’s named executive officers (Proposal 3); and

(4)	A non-binding, advisory vote with respect to the frequency of future advisory votes on the compensation of the Company’s named executive officers (Proposal 4).

We will also consider other business that properly comes before the meeting in accordance with New Jersey law and our Bylaws.
Q.	How does the Board recommend I vote?

A.
Please see the information included in this Proxy Statement relating to the proposals to be voted on. Our Board unanimously recommends that you vote “FOR” each of the nominees to the Board (Proposal 1); “FOR” ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2011 calendar year (Proposal 2); “FOR” approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 3); and for approval, on an advisory basis, of a frequency of EVERY 3 YEARS for future advisory votes on the compensation of the Company’s named executive officers (Proposal 4).

Q.	What happens if additional matters are presented at the 2011 Meeting?

A.
The Board knows of no business to be presented at the 2011 Meeting other than that set forth in the accompanying Notice of Annual Meeting of Shareholders. However, if other matters properly come before the meeting, or any adjournment thereof, the holders of the proxies intend to use their discretionary authority to vote the proxies in accordance with their best judgment on such matters.

Q.	How do I vote registered shares?

A.
If your shares are registered directly in your name with our transfer agent, Registrar & Transfer Company, you are considered a shareholder of record, or “record holder” with respect to those shares. Your submission of voting instructions for registered shares results in the appointment of a proxy to vote those shares. You may submit your voting instructions before the 2011 Meeting by using our Internet or telephone system or by requesting, completing and returning a proxy card, as described below:

• Voting by the Internet or Telephone. You may vote using the Internet or telephone by following the instructions in the Notice to access the proxy materials, and then following the instructions provided to allow you to record your vote. The Internet and telephone voting procedures are designed to authenticate votes cast by using a personal identification number. These procedures enable shareholders to confirm their instructions have been properly recorded.

• Voting by Proxy Card. If you obtained a paper copy of our proxy materials, you may vote by signing, dating and returning your instructions on the proxy card in the postage-paid envelope provided.
To be effective, instructions regarding registered shares by Internet or telephone must be received by 11:59 p.m. E.D.T. on July 18, 2011; instructions by proxy card must be actually received prior to the 2011 Meeting.
You may also vote registered shares by attending the 2011 Meeting and voting in person; this will revoke any proxy you previously submitted.
All properly submitted voting instructions, whether submitted by the Internet, telephone or U.S. mail, will be voted at the 2011 Meeting according to the instructions given, provided they are received prior to the applicable deadlines described above. All properly submitted proxy cards not containing specific instructions will be voted “FOR” each of the nominees to the Board (Proposal 1); “FOR” ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2011 calendar year (Proposal 2); “FOR” approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 3); and for approval, on an advisory basis, of a frequency of EVERY 3 YEARS for future advisory votes on the compensation of the Company’s named executive officers (Proposal 4).
Q.	How do I vote shares held in street name?

A.
If you hold your shares through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of shares held in “street name”. The organization holding your shares is considered the “record holder” for purposes of voting at the 2011 Meeting, and the Notice, or a printed set of the proxy materials together with a voting instruction form will be forwarded to you by the record holder. As the beneficial owner, you have the right to direct your broker or other nominee on how to vote your shares. Please refer to the instructions provided by the record holder regarding how to vote your shares or to revoke your voting instructions. You may also obtain a proxy from the record holder permitting you to vote in person at the 2011 Meeting. Without a proxy from the record holder, you may not vote shares held in street name by returning a proxy card or by voting in person at the 2011 Meeting.

Q.	What constitutes a quorum, and why is a quorum required?

A.
A quorum is required for the Company’s shareholders to conduct business at the 2011 Meeting. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote at the 2011 Meeting (a majority of the outstanding shares of the Company’s common stock as of the record date) will constitute a quorum, permitting us to conduct the business of the meeting.

Please carefully consider the information contained in this Proxy Statement and, whether or not you plan to attend the 2011 Meeting, submit your vote promptly so that we can be assured of having a quorum present at the meeting and so that your shares may be voted in accordance with your wishes even if you later decide not to attend.

Q.	How are directors elected?

A.
Directors are elected by a plurality of the votes cast by holders of shares entitled to vote thereon at the 2011 Meeting (in person or by proxy). Only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee (including broker non-votes, see below) will not be counted toward such nominee’s achievement of a plurality, but will be counted for quorum purposes.

Q.	What vote is required to approve the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2011 calendar year?

A.
The affirmative vote of a majority of the votes cast by holders of shares entitled to vote thereon at the 2011 Meeting (in person or by proxy) is required for approval of the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2011 calendar year. See below for a discussion of the effect of abstentions and broker non-votes.

Q.	What vote is required to approve the resolution with respect to the compensation of the Company’s named executive officers?

A.
The affirmative vote of a majority of the votes cast by holders of shares entitled to vote thereon at the 2011 Meeting (in person or by proxy) is required for approval of the resolution with respect to the compensation of the Company’s named executive officers. See below for a discussion of the effect of abstentions and broker non-votes.

Q.	What vote is required to determine a recommendation with respect to the frequency of future votes on the compensation of the Company’s named executive officers?

A.
This matter is being submitted to enable our shareholders to express a preference as to how often future advisory votes on executive compensation should be held. If none of the three frequency choices receives a majority of the votes cast, we will consider the frequency (every 3 years, every 2 years or every year) that receives the highest number of votes of the shares present in person or represented by proxy at the 2011 Meeting and entitled to vote on the matter to be the frequency that has been endorsed by our shareholders. See below for a discussion of the effect of abstentions and broker non-votes.

Q.	How are other matters decided?

A.
In general, the affirmative vote of a majority of the votes cast by holders of shares entitled to vote thereon at the 2011 Meeting (in person or by proxy) is required for a particular matter to be deemed an act of the shareholders. For certain corporate actions, New Jersey law may require a greater percentage of affirmative votes in order to be effective.

Q.	What if I don’t vote or abstain? How are abstentions and broker non-votes counted?

A.
Broker Non-Votes: If your shares are held in a brokerage account or by another nominee, you are considered the “beneficial owner” of shares held in “street name”, and such nominee is the “record holder”. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal, usually because the nominee has not received voting instructions from the beneficial owner in a timely fashion and does not have discretionary voting power with respect to that matter because it considered non-routine. Rules that govern how brokers vote your shares have recently changed. Under the current rules of the New York Stock Exchange, brokers have discretionary authority with respect to the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2011 calendar year, and may therefor vote your shares with respect to such proposal if such broker does not receive instructions from you. However, brokers or other nominees may not exercise discretionary voting power with respect to any of the other matters to be considered at the 2011 Meeting, as each of such other matters are considered to be non-routine. Therefore, if a broker or other nominee has not received voting instructions from the beneficial owner with respect to the election of directors, or either of Proposals 3 or 4, such nominee cannot vote the relevant shares on the proposal(s) for which no voting instructions have been received. As a result, it is important that you provide appropriate instructions to your brokerage firm with respect to your vote.

Effect of Abstentions and Broker Non-Votes: If your shares are treated as an abstention or broker non-vote, your shares will be included in the number of shares represented for purposes of determining whether a quorum is present. However, abstentions and broker non-votes will not be considered in determining the number of votes cast on a particular matter. Therefore, with respect to any matter requiring the approval of the affirmative vote of a majority of the votes cast by holders of shares present in person or represented by proxy, abstentions and broker non-votes will be excluded when calculating the number of votes cast on the matter. Abstentions and broker non-votes will not be counted as either a vote “for” or “against” any of the choices under Proposal 4 (the frequency of future voting on the compensation of the Company’s named executive officers).

Q.	If my shares are held in street name by my broker, will my broker vote my shares for me?

A.
Your broker is permitted to vote your shares only if the proposal is a matter on which your broker has discretion to vote, or if you provide instructions on how to vote by following the instructions provided to you by your broker. As your broker does not have discretion to vote on any of Proposals 1, 3 or 4, if you do not provide instructions on how to vote your shares for any of such proposals, your broker will not be permitted to vote your shares with respect to such proposal. However, your broker may vote on Proposal 2 in its discretion if you do not provide instructions on how to vote your shares for such proposal.

Q.	Can I change my vote or revoke my proxy?

A.
Yes. You may change your vote or revoke your proxy at any time by providing written notification to the Corporate Secretary of the Company at the Company’s corporate headquarters in East Rutherford, New Jersey if such notification is actually received by the Corporate Secretary before such proxy is exercised, by signing a later-dated proxy card that is actually received prior to the 2011 Meeting, by submitting later-dated instructions via the Internet or by telephone, or by attending and voting at the meeting in person. Later-dated instructions via the Internet or by telephone must be received by 11:59 p.m. E.D.T. on July 18, 2011 to be effective. Remember that if you are a beneficial owner of shares, you may not vote your shares in person at the 2011 Meeting unless you request and obtain a valid proxy from your broker, bank or other nominee. Proxies which are properly submitted by shareholders and not revoked will be voted in the manner specified. If no specification is indicated, the proxy will be voted “FOR” each of the nominees to the Board (Proposal 1); “FOR” ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2011 calendar year (Proposal 2); “FOR” approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 3); for approval, on an advisory basis, of a frequency of EVERY 3 YEARS for future advisory votes on the compensation of the Company’s named executive officers (Proposal 4), and in accordance with the discretion of the proxy holders on any other matters properly presented at the 2011 Meeting.

Q.	How will my shares be voted if I do not provide specific voting instructions in the proxy I submit?

A.
If you are a record shareholder and you submit a proxy by Internet, telephone or mail without giving specific voting instructions, your shares will be voted as recommended by the Board on all matters listed in the notice for the 2011 Meeting, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting. If you hold your shares in street name and do not submit voting instructions to your broker in a timely fashion, your shares will constitute “broker non-votes” with respect to “non-routine” matters (each of Proposals 1, 3 and 4), and will not be counted (as described above) with respect to such proposal.

Q.	How can I attend the 2011 Meeting?

A.
You will be admitted to the 2011 Meeting if you were a shareholder or joint holder as of the close of business on June 3, 2011, or you hold a valid proxy for the 2011 Meeting. You should be prepared to present photo identification for admittance. In addition, if you are a shareholder of record, your name will be verified against the list of shareholders of record prior to admittance to the 2011 Meeting. If you are not a shareholder of record but hold shares through a broker, trustee, or nominee, you should provide proof of beneficial ownership on the record date, such as a letter or account statement from your broker, trustee or nominee, a copy of the voting instruction card provided by your broker, trustee, or nominee, or other similar evidence of ownership on the record date. If a shareholder is an entity and not a natural person, a maximum of two representatives per such shareholder will be admitted to the 2011 Meeting. Such representatives must comply with the procedures outlined above and must also present valid evidence of authority to represent such entity. If a shareholder is a natural person and not an entity, such shareholder and his/her immediate family members will be admitted to the 2011 Meeting, provided they comply with the above procedures.

Directions to One Meadowlands Plaza, East Rutherford, New Jersey:

From the North or South via the New Jersey Turnpike

Take the New Jersey Turnpike to Exit 16W (toward RT-3 E/RT-120/Lincoln Tunnel/Secaucus/Arena). After toll plaza, stay in the far right lane and turn slight right onto S. Service Road. Turn right into Meadowlands Plaza. Visitors’ parking is on the left.

Q.	What should I do if I receive more than one Notice?

A.
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices and proxy materials to ensure that all of your shares are voted.

Q.	Where can I find the voting results of the 2011 Meeting?

A.
We intend to announce preliminary voting results at the 2011 Meeting and publish final results on a current report on Form 8-K within four business days of the date of the 2011 Meeting. The Form 8-K will be available online at www.kidbrands.com. Select Investor Relations, then select SEC Filings.

Q.	Who will count the votes?

A.	A representative of our transfer agent will judge voting, be responsible for determining whether or not a quorum is present and tabulate votes cast by proxy or in person at the 2011 Meeting.

Q.	Who will bear the cost of soliciting votes for the meeting?

A.
The cost of solicitation will be borne directly by the Company. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur.

Q.	Whom should I call with other questions?

A.
If you have additional questions about this Proxy Statement or the 2011 Meeting or would like additional copies of this document or our Annual Report on Form 10-K for the year ended December 31, 2010, and/or Amendment No. 1 thereto, please contact: Kid Brands, Inc., One Meadowlands Plaza, 8th Floor, East Rutherford, New Jersey 07073, Attention: General Counsel, Telephone: (201) 405-2400.

The Company’s Annual Report on Form 10-K for the year ended December 31, 2010, and Amendment No. 1 thereto (collectively, the “2010 10-K”), including financial statements and the financial statement schedule, filed with the Securities and Exchange Commission, but excluding exhibits, have each been made available on the following website: www.cfpproxy.com/5404. The 2010 10-K, including financial statements and the financial statement schedule, is available without charge upon request. Exhibits to the 2010 10-K will be provided upon request and payment of the Company’s reasonable expenses in connection therewith. Any such request should be addressed to the Company at One Meadowlands Plaza, 8th Floor, East Rutherford, New Jersey 07073, Attention: Corporate Secretary.

PROPOSAL 1
ELECTION OF DIRECTORS
Our Board and Director Nominees
Our current Bylaws permit the Board to have no fewer than three and no more than nine directors, and the Board has resolved to set the number of directors of the Company at seven. Our Board currently consists of seven members, including two Prentice Directors (defined below). Each of the current members of the Board has been nominated for election at the 2011 Meeting to hold office until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified.
As of August 9, 2006, investment entities and accounts managed and advised by Prentice Capital Management, L.P. (“Prentice”) purchased 4,399,733 shares of the Common Stock of the Company from The Russell Berrie Foundation (the “Foundation”), pursuant to a share purchase agreement with the Foundation. Also as of August 9, 2006, D. E. Shaw Laminar Portfolios, L.L.C. (“Laminar”) purchased 4,399,733 shares of Common Stock from the Foundation pursuant to a share purchase agreement with the Foundation. The Company was not a party to either share purchase agreement nor did it receive any of the proceeds from such purchases.
In connection with such purchases, as of August 10, 2006, the Company entered into an Investors’ Rights Agreement (as amended, the “IRA”), with Prentice Capital Partners, LP, Prentice Capital Partners QP, LP, Prentice Capital Offshore, Ltd., GPC XLIII, LLC, S.A.C. Capital Associates, LLC, PEC I, LLC, Prentice Special Opportunities Master, L.P. and Prentice Special Opportunities, LP (collectively, the “Prentice Buyers”) and Laminar. Pursuant to the IRA, and subject to the limitations set forth therein, the Company has generally agreed, among other things, to nominate for election with respect to all shareholders meetings or consents concerning the election of members of the Board, two persons designated by Prentice (“Prentice Directors”), and until June 15, 2010, two persons designated by Laminar (“Laminar Directors”), subject to decrease and specified independence requirements in addition to those specified by the New York Stock Exchange (“NYSE”), which specified independence requirements have been waived, all as set forth in the IRA.
As of April 13, 2010, all the shares of Common Stock of the Company owned by the Prentice Buyers other than S.A.C. Capital Associates, LLC were transferred to Prentice Consumer Partners, LP, an affiliate of Prentice and the Prentice Buyers. As a result, Prentice Consumer Partners, LP is bound by, and has become a party to, the IRA.
As of June 15, 2010, Laminar sold all 4,399,733 shares of the Company’s Common Stock, pursuant to the provisions of an Underwriting Agreement, dated as of June 10, 2010, among Laminar, the Company, and Roth Capital Management LLC. As a result, pursuant to the terms of the IRA, as of June 15, 2010, Laminar was no longer entitled to designate any nominees to the Board. As a result of the foregoing, on June 22, 2010, Mr. John Schaefer, the then sole Laminar Director (Ms. Lauren Krueger, the other Laminar Director, who resigned from the Board effective March 30, 2010, had not been replaced), informed the Company of his decision to withdraw as a nominee for director at the 2010 Annual Meeting of Shareholders, and ceased to be a member of the Board as of the date of such annual meeting.

In accordance with the provisions of the Company’s Second Amended and Restated Bylaws, the Board adopted a resolution on June 22, 2010 to set the number of directors of the Company’s Board at seven (previously, the number of directors was set by Board resolution at eight).
Messrs. Zimmerman and Ciampi are the current Prentice Directors.
The election of directors requires the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the meeting. It is intended that proxies with respect to the 2011 Meeting which do not withhold the authority to vote for any or all of the nominees will be voted for the election as directors of all of the persons named below. All of the persons named below are currently directors of the Company. Messrs. Zimmerman and Ciampi were recommended by Prentice to be the Prentice Directors. Subject to the terms of the IRA, should any nominee become unable or unwilling to serve as a director, the proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees nominated by the Board in place of those who are not candidates. At this time, the Board knows of no reason why any nominee might not be a candidate at the 2011 Meeting.
The information set forth below concerning the current directors and nominees to the Board of the Company has been furnished by them to the Company. Age and other information is as of June 8, 2011.

Name	Age	Director Since	Principal Occupation; Other Public Directorships*

Raphael Benaroya (4)	63	1993	Mr. Benaroya currently serves as the Chairman of our Board and of our Executive Committee. Mr. Benaroya is also Managing Director of Biltmore Capital, a privately-held financial company which invests in secured debt. Prior thereto, Mr. Benaroya was Chairman of the Board, President and Chief Executive Officer of United Retail Group, Inc., a Nasdaq-listed company, which operated a chain of retail specialty stores, from 1989 until its sale in October 2007 to Redcats USA, a division of PPR, a French public company, and continued as President and Chief Executive Officer thereafter until March 2008. Mr. Benaroya also serves on the board of directors of Aveta Health Care, a privately-held healthcare management company. From April through October 2009, Mr. Benaroya had been retained to perform an expanded role as Chairman of the Board. From April 2008 until March 2010, Mr. Benaroya had been a consultant for D. E. Shaw & Co., L.P. (“DES”), which is an affiliate and investment advisor of Laminar, a private investment fund, relating to certain of Laminar’s portfolio companies.

Name	Age	Director Since	Principal Occupation; Other Public Directorships*

Mario Ciampi (1)(2)	50	2007	Mr. Ciampi is currently (and has been since 2007) a partner of Prentice (7), a New York-based private investment firm, and he served as a consultant to Prentice from 2006 to 2007. From October 2004 to May 2006, he served as President of Disney Store — North America, a division of The Children’s Place Retail Stores, Inc., a specialty retailer of children’s merchandise. From 1996 to September 2004, he served in various capacities for The Children’s Place, most recently as Senior Vice President — Operations. Mr. Ciampi was elected to the Board of the Company at the 2007 Annual Meeting of Shareholders. Mr. Ciampi has also been a member of the Board of Directors of Bluefly, Inc., an Internet retailer of discounted designer apparel and accessories, and home products and accessories, since 2008, and of Delia’s, Inc., a retailer of apparel for young girls, since March 2011.

Bruce G. Crain (4)	50	2007	As of December 4, 2007, Mr. Crain became President and Chief Executive Officer of the Company. Also as of such date, pursuant to his employment agreement with the Company, Mr. Crain was duly elected to the Board (5). Since March 2007 until his appointment as President and CEO, Mr. Crain had provided consulting services to the Company, DES and Prentice. Previously, Mr. Crain served in various executive capacities for Blyth, Inc., a NYSE-listed multi-channel designer and marketer of home decor and gift products, from 1997 to September 2006, including Senior Vice President (Corporate) from 2002 to 2006, a member of the Chairman’s Office Executive Committee from 2004 to 2006, Group President of the worldwide Wholesale Group segment from 2004 to 2006, President of the Home Fragrance Group from 2002 to 2004 and President of the European Affiliate Group from 1999 to 2001.

Name	Age	Director Since	Principal Occupation; Other Public Directorships*

Frederick J. Horowitz (1)(3)(6)	47	2006	Since 2001, Mr. Horowitz has been the Chairman and CEO of A.P. Deauville, a manufacturer and distributor of personal care products, primarily in the value and mass markets. Mr. Horowitz was elected to the Board of the Company on June 29, 2006. Mr. Horowitz is also a managing partner in American Brand Holdings, LLC, which is the owner of the “Hang Ten” brands, which is exclusively licensed to Kohl’s Corporation, an operator of family-oriented department stores.

Hugh R. Rovit (2)(3)	50	2010	Mr. Rovit has served as the Chief Executive Officer of Sure Fit Inc., a marketer and distributor of home furnishing products, since 2006. From 2001 through 2005, he was a principal at Masson & Company, a turnaround management firm. Previously, Mr. Rovit held the positions of:
			Chief Financial Officer of Best Manufacturing, Inc., a manufacturer and distributor of institutional service apparel and textiles, from 1998 through 2001; and Chief Financial Officer of Royce Hosiery Mills, Inc., a manufacturer and distributor of men’s and women’s hosiery, from 1991 through 1998. Mr. Rovit served as Chairman of the Board of Atkins Nutritionals Inc., a weight-control nutritional products and services company, after its emergence from bankruptcy in January 2006 until September 2007. Mr. Rovit currently serves on the Board of Directors of Spectrum Brands Holdings, Inc., a global consumer products company. Mr. Rovit was elected to the Board of the Company at the 2010 Annual Meeting of Shareholders.

Name	Age	Director Since	Principal Occupation; Other Public Directorships*

Salvatore M. Salibello (2)(3)(4)	65	2006	Mr. Salibello founded Salibello & Broder LLP, a certified public accounting firm, in 1978, and is currently the firm’s managing partner. He is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. Mr. Salibello currently sits on the Board of Directors of three closed-end mutual funds (Gabelli Dividend and Income Trust Fund, Gabelli Global Utility and Income Trust Fund, and Gabelli Global Gold Natural Resources + Income Trust Fund). Mr. Salibello was elected to the Board of the Company on June 29, 2006.

Michael Zimmerman (4)	41	2006	Mr. Zimmerman founded Prentice (7) in May 2005 and has been its Chief Executive Officer since its inception. Prior thereto, he managed investments in the retail consumer sector for S.A.C. Capital, a Connecticut-based investment fund, from 2000-2005. Mr. Zimmerman currently serves on the Board of Directors of Delia’s, Inc., a retailer of apparel for young girls, and he served as a director of The Wetseal, Inc., a national specialty retailer of contemporary apparel and accessory items, from March 2006 through May 2010. Mr. Zimmerman was elected to the Board of the Company on October 5, 2006.

*	The directorships listed with respect to Mr. Benaroya (other than with United Retail) are with privately-held companies.

(1)	Member of Compensation Committee of the Board.

(2)	Member of Nominating/Governance Committee of the Board.

(3)	Member of Audit Committee of the Board.

(4)	Member of the Executive Committee of the Board. Mr. Crain is an ex officio member of this committee. Mr. Benaroya is an observer of the Compensation Committee, but is not a member thereof.

(5)
In accordance with the employment agreement between the Company and Mr. Crain, Mr. Crain may terminate his employment with the Company for “good reason” for any failure to nominate him as a member of the Board during his employment under such agreement.

(6)
In March 2002, Mr. Horowitz settled an administrative proceeding brought by the SEC regarding financial reporting at USA Detergents, Inc. during 1996 and 1997. Mr. Horowitz was an Executive Vice President, Chief Administrative Officer and a member of the Board of Directors of USA Detergents until he resigned in September 1997. In the settlement, Mr. Horowitz did not admit or deny the SEC’s allegations and consented to the entry of a cease and desist order requiring him not to cause any violation of Section 13(a) of the Securities Exchange Act of 1934. Mr. Horowitz has advised the Company that he had no responsibility for accounting or financial reporting matters at USA Detergents and that he agreed to the settlement in order to avoid protracted litigation with the SEC.

(7)	See “Security Ownership of Certain Beneficial Owners” table herein.
Specific Nominee Attributes
Subject to the current rights of Prentice to designate two nominees to the Board, the Board seeks directors who represent a mix of backgrounds and experience that will enhance the quality of the Board’s deliberations and decisions. See “Board Qualifications” below for a description of the specific attributes we consider necessary to be an effective director. Below are some of the specific experiences and skills of our directors that led the Board to conclude, in light of our business and structure, that such individuals should serve as members of the Board.
Raphael Benaroya
Mr. Benaroya, as a director of the Company since 1993, has a unique and extensive knowledge of the Company’s business. In addition, through Mr. Benaroya’s long-standing tenure as Chairman of the Board, President and CEO of United Retail Group, Inc., a Nasdaq-listed company which operated a chain of retail specialty stores, as well as his prior experience as Executive Vice President of the Izod LaCoste division of General Mills, Executive Vice President of Jordache Enterprises, Inc., and President of several operating divisions of The Limited, he provides valuable business, leadership and management insights into driving the strategic direction for the Company, as well as a critical perspective with respect to the retail industry. Through Mr. Benaroya’s unique career path, he has attained significant international, wholesale, technology, marketing, product development, sourcing, logistics, licensing and financial/M&A expertise, all of particular value to the Board.
Mario Ciampi
Mr. Ciampi is a Prentice designee to our Board. His experience as a former President of Disney Store — North America, and his previous roles, including Senior Vice President — Operations, for The Children’s Place (an NYSE-listed company), each specialty retailers of children’s merchandise, result in a strong record of operational and strategy leadership in an industry complementary to ours, as well as extensive mergers and acquisitions and restructuring experience, all valued attributes for our Board. Mr. Ciampi, through his board membership of Bluefly, Inc. and Delia’s, Inc., also brings public board and corporate governance experience to the Company.
Bruce Crain
As of December 4, 2007, in accordance with his employment agreement with the Company, Mr. Crain became President, CEO and a director of the Company. For approximately a decade prior thereto, Mr. Crain served in various executive capacities for Blyth, Inc., a NYSE-listed multi-channel designer and marketer of home decor and gift products, where he established a record of success in managing complex worldwide operations, strategic planning and building a strong consumer-brand focus. He has an extensive knowledge of the Company’s business, as well as broad international exposure and marketing experience, including his current role as a member of the board of advisors of Kahn Lucas, a privately-held designer and wholesaler of juvenile apparel, and his former role as an international management consultant with McKinsey & Company.

Frederick Horowitz
Mr. Horowitz, as the Chairman and CEO of A.P. Deauville, a manufacturer and distributor of personal care products, primarily in the value and mass markets, and managing partner of American Brand Holdings, LLC, an owner of consumer brands, brings to our Board his knowledge of managing complex operations, strategic planning and building a strong consumer brands focus. He is also the Chairman and CEO of Sumner Capital, LLC, and a founding investor in NetGrocer and joined management of NetGrocer in 1998 as President and CEO. Prior to NetGrocer, Mr. Horowitz was a co-founder of USA Detergents, Inc., a manufacturer and marketer of quality value brand laundry and household cleaning products which he built from startup in 1991 until its sale to Church and Dwight (NYSE: CD) in 2000. He has over twenty-five years of active entrepreneurial experience, combined with understanding of branding, licensing, logistics, and retail sales channels.
Hugh R. Rovit
Mr. Rovit’s experience as the current Chief Executive Officer of Sure Fit Inc., a marketer and distributor of home furnishing products, and his previous roles as Chief Financial Officer for Best Manufacturing and Royce Hosiery Mills, each of which is involved in manufacturing textiles, result in a strong record of operational and strategy leadership in industries complementary to ours, which are valued attributes for our Board. Mr. Rovit also brings expertise in managing banking relationships and structuring credit facilities. Mr. Rovit, through his board membership of Spectrum Brands, Inc., also brings public board and corporate governance experience to the Company.
Salvatore Salibello
Mr. Salibello, with over 30 years of experience as founder and managing partner of Salibello & Broder LLP, a certified public accounting firm, brings a high level of financial literacy to the Board. He is a Certified Public Accountant, a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants, and an audit committee financial expert, which also makes him a valued member of our Audit Committee, of which he currently serves as Chairman. Mr. Salibello also has extensive corporate governance experience through his multi-year service on the Board of Directors of three closed-end mutual funds.
Michael Zimmerman
Mr. Zimmerman is a Prentice designee to our Board. Mr. Zimmerman, as a founder and CEO of Prentice since May 2005, and as a manager of investments in the retail consumer sector for S.A.C. Capital, a Connecticut-based investment fund, from 2000-2005, brings a high level of both financial expertise and industry experience to our Board, and enables him to bring valuable insights to the Board’s deliberations. Mr. Zimmerman also has public company and corporate governance experience as a director of Delia’s Inc. and The Wetseal, Inc., a national specialty retailer of contemporary apparel and accessory items.

BOARD QUALIFICATIONS AND CORPORATE GOVERNANCE
I. Board of Directors and Independence Determinations
Board Qualifications
Subject to the current rights of Prentice to designate two nominees to the Board, the Board seeks directors who represent a mix of backgrounds and experience that will enhance the quality of the Board’s deliberations and decisions. In addition, Board members should display the personal attributes necessary to be an effective director, including integrity, sound judgment, analytical skills, the ability to operate collaboratively, and commitment to the Company and its shareholders. In addition to considering a candidate’s background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of our business. Our Board members represent a desirable mix of backgrounds, skills and experiences, and they all share the personal attributes of effective directors described above. See “Specific Nominee Attributes” above for a description of each nominee’s particular experience, skills and qualifications.
Board Leadership Structure
Currently, we separate the roles of Chairman of the Board of Directors and Chief Executive Officer. Separating these roles allows our CEO to focus on the day-to-day management of our business and our Chairman, a non-management director, to lead the Board and focus on providing advice and independent oversight of management. Given the time and effort that is required of each of these positions and our preference to have a non-management director lead our Board, we currently believe it is best to separate these roles. However, neither our bylaws nor our corporate governance guidelines requires that we separate these roles and the Board does not have a policy on whether the same person should serve as both the CEO and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-management directors. Our Board believes that it should have the flexibility to make these determinations from time to time in the way that it believes best to provide appropriate leadership for the Company under then-existing circumstances.
Board Diversity Policy
The Nominating/Governance Committee and the Board believe that diversity along multiple dimensions, including opinions, skills, perspectives, personal and professional experiences and other differentiating characteristics, is an important element of its nomination recommendations. As stated in our policies with respect to minimum qualifications for Board members, the Board seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board. Accordingly, Board candidates are considered based upon various criteria, including, but not limited to, their broad-based business and professional skills and experiences, concern for the long-term interests of the shareholders, and their reputation, personal integrity and judgment. In addition, directors must have sufficient time available to devote to Board activities and to enhance their knowledge of the consumer goods and related industries. The Board considers each nominee in the context of the Board as a whole, with the objective of assembling a Board that can best maintain the success of our business. Although the Board does not have a formal diversity policy, the Nominating/Governance Committee periodically reviews the Board’s membership in light of our business model and strategic objectives, considers whether the directors possess the requisite skills, experience and perspectives to oversee the Company in achieving those goals, and may seek additional directors from time to time as a result of its considerations. Qualified candidates are considered without regard to race, color, religion, sex, ancestry, national origin or disability.

Risk Oversight
Companies face a variety of risks. It is management’s responsibility to assess and manage the various risks that the Company faces, and the Board’s responsibility to oversee management in this effort. Management generally believes that the Company faces risks in the following categories: strategic, operational, financial and compliance. The Board believes that an effective risk management system should: (i) timely identify the material risks that the Company faces; (ii) communicate necessary information with respect to material risks to senior executives, and as appropriate, to the Board or relevant Board committee, (iii) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile, and (iv) integrate risk management into the Company’s decision-making.
In exercising its oversight, the Board has allocated some areas of focus to its committees and has retained areas of focus for itself, as more fully described below. The Board as a whole has oversight responsibility for the Company’s strategic and operational risks (e.g., major initiatives, competitive markets and products, sales and marketing, and research and development). Throughout the year the CEO discusses these risks with the Board during strategy reviews that focus on a particular business or function. Our Audit Committee has oversight responsibility for financial risk (such as accounting, finance, internal controls and tax strategy). Oversight responsibility for compliance risk is shared among the Board committees. For example, the Audit Committee oversees compliance with the Company’s code of conduct and finance- and accounting-related laws and policies; the Compensation Committee oversees compliance with the Company’s executive compensation plans and related laws and policies, and annually evaluates whether the compensation arrangements of the Company’s employees incentivize unnecessary and excessive risk-taking; and the Nominating/Governance Committee oversees compliance with governance-related laws and policies, including the Company’s corporate governance guidelines. The Audit Committee oversees the Company’s approach to risk management as a whole. As set forth in our Audit Committee Charter, the Audit Committee reviews and discusses periodically with management the Company’s major financial risk exposures, the steps taken to monitor and control such exposures and policies with respect to risk assessment and risk management, including discussions of guidelines and policies to govern the process by which risk assessment and management is undertaken.
Independence Determinations
The Board has affirmatively determined that all persons who served as directors of the Company during any part of the 2010 calendar year (for the period that such individual was a director), and all current directors (and nominees), were and are “independent” for purposes of Section 303A of the Listed Company Manual of the NYSE, with the exception of Mr. Crain, and as of April 22, 2009, Mr. Benaroya. Each current member of the Company’s Compensation Committee, Nominating/Governance Committee and Audit Committee is independent is accordance with such standards as well. Mr. Crain is not independent as a result of his employment as President and CEO of the Company. Mr. Benaroya is not independent as of April 22, 2009, as a result of his expanded role as Chairman of the Board (which terminated in October of 2009).
In making this determination, the Board considered transactions and relationships between (i) each director or nominee, entities with which such person is affiliated and/or any member of such person’s immediate family, and (ii) the Company and its subsidiaries and affiliates, in order to ascertain whether any such relationships or transactions were inconsistent with a determination that such person is “independent” in accordance with applicable rules and regulations of the NYSE, applicable law, and the rules and regulations of the SEC. The Board based its determinations primarily on a review of the responses of such persons to questions regarding employment and compensation history, affiliations and family and other relationships between the Company, the directors/nominees, and entities with which such persons are affiliated, discussions and analyses with respect to the foregoing, and the recommendations of the Nominating/Governance Committee.

In determining that each director/nominee other than Messrs. Crain and Benaroya is or was (for the period that such individual was a director) independent, in addition to confirming that none of the automatic disqualifications required by the NYSE are (or were) applicable to such persons, the Board also affirmatively determined that each such person has (or had) no direct or indirect material relationship with the Company or its subsidiaries. In making these determinations, the NYSE has noted that as its concern is independence from management, it does not view ownership of even a significant amount of stock, by itself, as a bar to an independence finding. As stated above, the Board determined that none of the automatic disqualifications were applicable to any individuals who were directors during 2010 (or are current nominees) other than Messrs. Crain and Benaroya. Certain directors have relationships with other directors and/or shareholders of the Company and the Company from time to time has relationships with entities with which certain of such persons are affiliated. All such relationships were considered by the Board in making its independence determinations, whether or not expressly prohibited by the NYSE.
The Board’s specific determinations with respect to “material relationships” for current nominees, and each individual who was a director at any time during 2010 (for such period that such individual was a director, as applicable), other than Messrs. Crain and Benaroya, who were not deemed to be independent, are set forth below.
Mr. Ciampi (current director, Prentice designee):
Relevant Facts: Mr. Ciampi is a partner of Prentice, and a manager and member of an affiliate of Prentice. In addition, Mr. Ciampi was a member of the Board of Directors of The Russ Companies, Inc. (“TRC”), the buyer of the Company’s former gift business, as a designee of the Company, until October of 2010, and was paid $25,000 by the Company for his service during 2010. The Company owns 19.9% of the common stock of TRC, licenses certain intellectual property to TRC, and is the payee under a note from TRC.
Determination: Mr. Ciampi’s relationship with Prentice (and an affiliate of Prentice) do not constitute direct relationships with the Company or its subsidiaries (and the Company has no parents in a consolidated group). As a partner of Prentice, which owns approximately 20.3% of the Company’s outstanding stock and is a party to the IRA, and a manager and member of an affiliate of Prentice, he may be deemed to have an indirect relationship with the Company, but as the NYSE does not view ownership of even a significant amount of stock, by itself, as a bar to an independence finding, the Board determined that Mr. Ciampi’s positions with Prentice entities did not affect its determination that he is independent. Finally, Mr. Ciampi’s relationship with TRC (for the relevant period) did not constitute a direct relationship with the Company or its consolidated subsidiaries. Based on the fact that Mr. Ciampi was a director of TRC (for the relevant period) at the request of the Company, and not a shareholder, partner or officer thereof, the Board also determined that this indirect relationship with the Company was not material.
Mr. Horowitz (current director): As Mr. Horowitz has no direct or indirect relationship with the Company or its subsidiaries (and the Company has no parents in a consolidated group), he was deemed independent.
Ms. Krueger (director and Laminar designee until March 30, 2010):
Relevant Facts: Ms. Krueger was a vice president of D. E. Shaw group’s credit-related opportunities unit and a vice president of DES (until March 31, 2010).
Determination: Ms. Krueger’s relationship with the D.E. Shaw entities did not constitute a direct relationship with the Company or its subsidiaries (and the Company has no parents in a consolidated group). As an officer of an affiliate of Laminar, which owned approximately 20.3% of the Company’s outstanding stock (until June 2010) and was a party to the IRA, she may be deemed to have had an indirect relationship with the Company, but as the NYSE does not view ownership of even a significant amount of stock, by itself, as a bar to an independence finding, the Board determined that Ms. Krueger’s position with the D.E. Shaw entities did not affect its determination that she was independent.

Mr. Rovit (current director): As Mr. Rovit has no direct or indirect relationship with the Company or its subsidiaries (and the Company has no parents in a consolidated group), he was deemed independent.
Mr. Salibello (current director): As Mr. Salibello has no direct or indirect relationship with the Company or its subsidiaries (and the Company has no parents in a consolidated group), he was deemed independent.
Mr. Schaefer (director until July 15, 2010; Laminar designee until June 2010):
Relevant Facts: Mr. Schaefer served on the board of directors of a company controlled by Laminar during 2009.
Determination: As his relationship with the affiliate of Laminar during 2009 was not a relationship with the Company or its subsidiaries (and the Company has no parents in a consolidated group), he had no direct relationship with the Company. In addition, as only a director of an affiliate of Laminar in 2009, he was deemed independent.
Mr. Zimmerman (current director; Prentice designee):
Relevant Facts: Mr. Zimmerman is the Managing Member of the general partner of Prentice, the Chief Executive Officer of Prentice, and a manager of an affiliate of Prentice. According to the Prentice Schedule 13D (defined in footnote (1) to the “Security Ownership of Certain Beneficial Owners” chart herein), Mr. Zimmerman may be deemed to be the beneficial owner of the shares of Common Stock purchased by the Prentice Buyers (although he disclaims beneficial ownership of such shares).
Determination: Mr. Zimmerman’s relationships with Prentice entities do not constitute direct relationships with the Company or its subsidiaries (and the Company has no parents in a consolidated group). As an executive officer of Prentice, which owns approximately 20.3% of the Company’s outstanding stock and is a party to the IRA (and as the managing member of the general partner of Prentice as a manager and member of an affiliate of Prentice), he may be deemed to have indirect relationships with the Company, but as the NYSE does not view ownership of even a significant amount of stock, by itself, as a bar to an independence finding, the Board determined that Mr. Zimmerman’s positions with Prentice entities (including his potential deemed beneficial ownership of the Company’s Common Stock held thereby) did not affect its determination that he is independent.
II. Board Meetings and Committees; Annual Meeting Attendance
The Board held seven (7) meetings during 2010. In 2010, no incumbent director attended fewer than 75% of the aggregate number of meetings of (i) the Board and (ii) any committees of the Board on which such director served (in each case, during the periods that such director served). It is the policy of the Company for Board members to attend the Company’s annual meeting of shareholders. Six of the seven then-Board members were present at the Company’s 2010 Annual Meeting of Shareholders. See the “2010 Director Compensation” table herein and subsequent narrative for a description of the compensation paid to directors in 2010.
The Board maintains, among other committees, a standing audit committee (the “Audit Committee”), compensation committee (the “Compensation Committee”) and nominating/governance committee (the “Nominating/Governance Committee”). Links to the current charters for each such committee can be found on the Company’s website located at www.kidbrands.com, by clicking on the “Investor Relations” tab, and then the “Corporate Governance” tab. Such charters are available in print to any shareholder who makes a written request therefor to the Company at One Meadowlands Plaza, 8th Floor, East Rutherford, New Jersey 07073, Attention: Corporate Secretary.

Audit Committee
The Audit Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), held six (6) meetings during 2010. The Audit Committee currently consists of Messrs. Salibello (Chair), Horowitz and Rovit. The Audit Committee operates under a written charter adopted by the Board. The Audit Committee’s function is to assist the Board in fulfilling its oversight responsibility by monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, (3) the independence, qualifications and performance of the Company’s independent auditors, (4) the performance of the Company’s internal audit function, (5) the investments made by the Company, and (6) any transactions between related parties (including, without limitation, officers, directors and principal shareholders) and the Company, other than normal and usual employment compensation arrangements with the Company. The Board has affirmatively determined that each current member of the Audit Committee (and each individual who served on such committee at any time during 2010 for the period that such individual so served), is independent (as defined in Section 303A of the listing standards of the NYSE and Section 10A(m)(3) of the Exchange Act, and Rule 10A-3 promulgated thereunder) and may serve on the Audit Committee. The Board has affirmatively determined that the Chair of the Audit Committee, Mr. Salibello, is an “audit committee financial expert”, as that term is defined in Item 407(d)(5) of Regulation S-K, and, as described above, is “independent” for purposes of the listing standards of the NYSE. The report of the Audit Committee is set forth in this Proxy Statement.
Compensation Committee
The Compensation Committee, which held six (6) meetings during 2010, currently consists of Messrs. Horowitz and Ciampi (Ms. Krueger served on the Compensation Committee until her resignation on March 30, 2010 and her replacement on the Committee has not yet been designated). Each current member of the Compensation Committee (and each individual who served on such committee at any time during 2010 for the period that such individual so served) is independent, as independence for such members is defined in the listing standards of the NYSE. The Compensation Committee operates under a written charter adopted by the Board. The function of the Compensation Committee is to (i) review and approve remuneration arrangements for the Chief Executive Officer and the other executive officers of the Company (including annual base salary level, annual incentive opportunity level, long-term incentive opportunity level and any employment agreements, severance arrangements, and any change in control agreements/provisions) and make recommendations to the Board with respect to the compensation of directors, and all incentive compensation and equity based plans; (ii) to review and discuss with the Company’s management the Compensation Discussion and Analysis (“CD&A”) and to determine whether to recommend to the Board that the CD&A be included in the Company’s applicable regulatory filings; and (iii) to produce an annual Compensation Committee Report for inclusion in the Company’s applicable regulatory filings. The report of the Compensation Committee is set forth in this Proxy Statement. In accordance with its charter, the Compensation Committee may form and delegate authority to subcommittees when appropriate, but has not done so to date.

Processes and Procedures
The Compensation Committee is responsible for annually reviewing and approving corporate goals and objectives relevant to CEO and executive officer (including NEO) compensation, evaluating their performance in light of those goals and objectives, and setting their compensation levels based on this evaluation. In assessing performance against the objectives, the Compensation Committee considers actual results against the specific deliverables associated with each objective for each executive officer (including the CEO), the extent to which such objective was a significant stretch goal for the Company and/or the individual, and whether significant unforeseen obstacles or favorable circumstances altered the expected difficulty of achieving the desired results. See the CD&A below for a detailed discussion of how various elements of compensation for our executives is determined. In evaluating executive officers other than the CEO, the Compensation Committee receives significant input from the CEO, whose recommendations weigh heavily in the Committee’s overall annual assessment for each such executive. See “Role of Management” in the CD&A below. Such executive assessment is used by the Committee in determining or approving, as applicable, base salary adjustments, equity award amounts, as well as cash incentive compensation awards and performance goals, objectives and initiatives for the coming year. At the time of such executive assessments, the Compensation Committee also reviews and makes recommendations to the Board with respect to each element of the compensation of directors and all incentive-compensation plans and equity-based plans. The analysis of director compensation is based on a number of considerations, including prior practice, the recommendations of our compensation consultants (discussed below) and competitive market and industry information. Management is not involved in determining the amount or form of director compensation.
The Compensation Committee’s charter grants it the sole authority to retain and terminate any compensation consultant used to assist in the evaluation of executive compensation (and grants the Compensation Committee sole authority to approve the consultant’s fees and other retention terms). Although we do not put a premium on “benchmarking,” the Committee engaged James F. Reda and Associates, LLC (“REDA”) in 2010 to review and compile certain publicly-available information with respect to the compensation of executives. Specifically, REDA was instructed to prepare an analysis of the cash compensation, short-term and long-term incentive compensation of executives at specified peer companies. The peer companies used in this analysis were as follows: American Biltrite Inc., Bassett Furniture Industries, Crown Crafts Inc., Chromcraft Revington Inc., Dixie Group Inc., Ethan Allen Interiors Inc., Flexsteel Industries Inc., Hooker Furniture Corp., Leapfrog Enterprises Inc., Lifetime Brands Inc., Optimal Group Inc., RC2 Corp., Stanley Furniture Company Inc., and Summer Infant Inc. These particular companies were chosen because they were in similar or related businesses and were similar in size to us at the time of REDA’s engagement. At the direction of the Committee, REDA also reviewed briefing materials prepared by management and advised the Committee on matters included in the materials, including the consistency of proposals with its compensation philosophy and comparisons to programs at the companies discussed above and comparisons to other broad-based market surveys. The Committee took REDA’s recommendations into consideration when setting executive compensation for 2010, although REDA’s recommendations constituted only one of the many factors considered by the Committee in its overall determination (discussed in the CD&A below). The Committee does not attempt to maintain specific target percentiles with respect to a specific list of benchmark companies, but instead periodically uses analyses of peer group companies to determine whether the Company’s compensation programs are generally competitive with that of others in similar industries. See “BENCHMARKING” below. The Committee also engaged REDA in 2010 to provide information with respect to the status of the Company’s Equity Incentive Plan (“EI Plan”), in terms of burn rate and overhang (i.e., measures of the potential dilutive effect of annual and future equity grants). REDA serves at the discretion of the Committee. Other than as described above, REDA provided no other services in 2010. Director compensation has not been changed to date from the arrangements approved in May of 2005, other than compensation for temporary special committees formed on an as-needed basis from time to time, and the expanded role of Mr. Benaroya as of April 22, 2009 (which terminated in October 2009). It is the current intention of the Board to grant to each Non-Employee Director, on the date of each Annual Meeting of Shareholders immediately following which such Non-Employee Director is serving on the Board, awards under the EI Plan with an aggregate value on the date of grant consistent with the Board’s then-current policy, to the extent such awards are available for issuance under such plan. See the sections captioned “How We Choose Amounts for Each Element of Our Compensation Program” and “Role of Management” in the CD&A below for a detailed description of the factors considered by the Compensation Committee in establishing the compensation of our key executives, as well as the role of management with respect thereto. The Compensation Committee also periodically engages independent counsel to advise on various legal issues affecting compensation programs and processes.
Nominating/Governance Committee
The Nominating/Governance Committee, which held two (2) meetings in 2010, currently consists of Messrs. Ciampi, Salibello, and Rovit. Each current member of the Nominating/Governance Committee (and each individual who served on such committee at any time during 2010 for the period that such individual so served) is independent, as independence for such members is defined in the listing standards of the NYSE. The Nominating/Governance Committee operates under a written charter adopted by the Board. The function of the Nominating/Governance Committee is to develop corporate governance principles applicable to the Company and oversee the evaluation of the Board and the management of the Company. In addition, the Nominating/Governance Committee identifies and recommends to the Board individuals who are qualified, consistent with criteria approved by the Board, to be selected as nominees for election as a director of the Company, as well as members of the various committees of the Board.
Minimum Qualifications for Board of Directors Nominees
The Board seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board. Accordingly, Board candidates will be considered by the Nominating/ Governance Committee based upon various criteria, including, but not limited to, their broad-based business and professional skills and experiences, concern for the long-term interests of the shareholders, and their reputation, personal integrity and judgment. In addition, directors must have sufficient time available to devote to Board activities and to enhance their knowledge of the consumer goods and related industries. Qualified candidates will be considered without regard to race, color, religion, sex, ancestry, national origin or disability. See “Board Qualifications”, “Specific Nominee Attributes” and “Board Diversity Policy” above for additional information with respect to qualifications of nominees to our Board and our analysis of diversity with respect to the composition of the Board.
Identification and Evaluation Process Related to Director Nominations
The Nominating/Governance Committee will recommend to the full Board the slate of directors to be nominated for election at the annual meeting of shareholders and shall recommend additional candidates to fill vacancies as needed, in accordance with the procedures set forth below. In the case of incumbent directors whose terms of office are set to expire, the Nominating/Governance Committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation and quality of performance. In the case of new director candidates, the Nominating/Governance Committee first determines whether the candidate must be “independent” as defined by applicable securities laws, the rules and regulations of the SEC and the listing standards applicable to the Company. The Nominating/Governance Committee will identify potential candidates and may also engage, if it deems appropriate, a professional search firm, but has not done so to date. The Nominating/Governance Committee will then meet to discuss and consider such candidates’ qualifications in light of the overall composition of the Board, the operating requirements of the Company, the long-term interests of the shareholders and the criteria for nominee selection approved by the Board. Contact will be initiated with preferred candidates, including, to the extent the Nominating/Governance Committee deems necessary, the requirement of the completion of informational questionnaires provided by the Nominating/Governance Committee to the candidate, as well as personal interviews of such candidates. After such procedure is complete, the Nominating/Governance Committee will meet to approve final candidates for recommendation to the full Board as set forth in its charter. The Nominating/Governance Committee will consider director candidates recommended by shareholders provided the published procedures established by the Company for such recommendations are followed by submitting shareholders. (See “Shareholder Recommendations for Director” below for such procedures and relevant provisions of the IRA.) The Nominating/Governance Committee does not intend to alter the manner in which it evaluates candidates based on whether the candidate was recommended by a shareholder.
In accordance with the employment agreement between the Company and Mr. Crain, Mr. Crain may terminate his employment with the Company for “good reason” for any failure to nominate him as a member of the Board during his employment under such agreement.
Shareholder Recommendations for Director
The Nominating/Governance Committee will consider qualified candidates for director who are recommended by the Company’s shareholders in written submissions to the Corporate Secretary, One Meadowlands Plaza, 8th Floor, East Rutherford, New Jersey 07073. Written submissions of recommendations from a shareholder must be received at least 120 days before the date of release of the Company’s proxy statement to shareholders in connection with the previous year’s annual meeting (or if the current meeting has been moved by more than 30 days from the previous year’s meeting, or if no annual meeting was held during the previous year, at least 120 days before the date of release of the Company’s proxy materials in connection with the current year’s annual meeting) to be considered for the current year’s annual meeting, and should include the nominee’s qualifications and other relevant biographical information, including age, employment history with employer names and a description of the employer’s business, whether such individual can read and understand basic financial statements, and board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. Recommendations received after the 120 day period specified above will be considered for nomination at the next succeeding annual meeting of shareholders. The Nominating/Governance Committee will consider director candidates recommended by shareholders provided the procedures set forth above are followed by shareholders in submitting recommendations. The Nominating/ Governance Committee retains discretion in the recommendation of nominees to the Board, and has no obligation to nominate a candidate recommended by a shareholder or to include such candidate in the Company’s proxy materials.
Notwithstanding the foregoing, pursuant to the IRA, and subject to the limitations set forth therein, the Company has generally agreed, among other things, to nominate for election with respect to all shareholders meetings or consents concerning the election of members of the Board, two Prentice Directors (and until June 15, 2010, two Laminar Directors), subject to decrease as specified therein, provided further, that at any time that Prentice shall have the right to designate more than one Prentice Director, at least one of such designees is required to be an Independent Director (and while Laminar had the right to designate more than one Laminar Director, at least one of such designees was required to be an Independent Director), defined generally as (i) “independent” for purposes of the governance rules of the New York Stock Exchange and (ii) “independent” under such rules if Prentice (and Laminar until June 15, 2010) were the listed company with respect to which independence is being determined. The Company has waived the requirement set forth in clause (ii) above. In addition, the Company shall not be obligated to cause to be nominated for election to the Board or to recommend to the shareholders the election of any designee of Prentice (Laminar no longer has the right to designate nominees):

(i) who fails to submit to the Company on a timely basis such questionnaires as the Company may require of its directors generally and such other information as the Company may reasonably request or (ii) if the Board or the Nominating/Governance Committee determines in good faith that such action would be inconsistent with its fiduciary duties or applicable law; provided, that in such event, the Company shall promptly notify Prentice of the basis for such belief and, to the extent that the Board or the Nominating/Governance Committee continues to believe that such action is inconsistent with its fiduciary duties, shall permit Prentice to provide an alternate nominee or nominees sufficiently in advance of the meeting of the shareholders called with respect to such nominees. In connection with the foregoing, Prentice designated Messrs. Zimmerman and Ciampi as the Prentice Directors, each of whom were considered and recommended by the Nominating/Governance Committee to the Board and accepted for inclusion as nominees for election as directors at the 2011 Meeting.
Communication with the Board of Directors
Shareholders and any other interested party who would like to communicate directly with the Company’s Board, including any individual director, the Chairman of the Board and/or the presiding director, a committee of the Board, the non-management directors as a group or the independent directors as a group may do so: (1) electronically by sending an e-mail to the following address: theboard@kidbrands.com; or, (2) by writing to: Board of Directors, Kid Brands, Inc., One Meadowlands Plaza, 8th Floor, East Rutherford, New Jersey 07073, Attention: Corporate Secretary. All such communications, via e-mail or in writing, will be forwarded by the Corporate Secretary to the appropriate Board member(s).
Corporate Governance Guidelines
The Company has adopted a set of Corporate Governance Guidelines, a current version of which can be located on the Company’s website, www.kidbrands.com, by clicking on the “Investor Relations” tab and then the “Corporate Governance” tab. Such guidelines are available in print to any shareholder who makes a written request therefor to the Company at One Meadowlands Plaza, 8th Floor, East Rutherford, New Jersey 07073, Attention: Corporate Secretary.
Executive Sessions of Non-Management and Independent Directors
Pursuant to the Company’s Corporate Governance Guidelines, non-management Board members will meet without management present at least quarterly at regularly scheduled executive sessions. “Non-management” directors are all those who are not Company officers. “Non-management” directors include such directors, if any, who are not independent by virtue of a material relationship with the Company, former status or family membership, or for any other reason. The Chairman of the Board presides at such meetings unless the Chairman is not a non-management director, or if the Board has no Chairman, in which case the presiding director will be chosen by the non-management directors. Currently, Raphael Benaroya, the Chairman of the Board, is the presiding director at such meetings. In addition, an executive session including only the independent directors of the Board shall be held at least once annually. The Chairman of the Board presides at such meetings unless the Chairman is not an independent director, or if the Board has no Chairman, in which case the presiding director will be chosen by the independent directors. Currently, Salvatore Salibello, the Chairman of the Audit Committee, is the presiding director at such meetings.
Codes of Ethics
The Company has adopted a Code of Ethics for the Principal Executive Officer and Senior Financial Officers, as well as a more general Code of Business Conduct and Ethics. You can find links to current versions of each of these codes on the Company’s website located at www.kidbrands.com, by clicking on the “Investor Relations” tab and then the “Corporate Governance” tab, and such codes are available in print to any shareholder who makes a written request therefor to the Company at One Meadowlands Plaza, 8th Floor, East Rutherford, New Jersey 07073, Attention: Corporate Secretary.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board has ratified the Audit Committee’s selection of KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm for the 2011 calendar year. Services provided to the Company and its subsidiaries by KPMG are described under “Audit Fees”, “Audit-Related Fees”, “Tax Fees” and “All Other Fees” below.
We are asking our shareholders to ratify the selection of KPMG as our independent registered public accounting firm for the 2011 calendar year. Although ratification is not required by our By-laws or otherwise, the Board is submitting the selection of KPMG to our shareholders for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm, and as a matter of good corporate practice. In the event that our shareholders fail to ratify the selection, the Audit Committee will consider the selection of a different independent registered public accounting firm, but may retain KPMG in its discretion. Even if the selection of KPMG is ratified, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.
Board Recommendation
The Board of Directors unanimously recommends a vote FOR the ratification of KPMG LLP as our independent registered public accounting firm for the 2011 calendar year.
EXECUTIVE COMPENSATION
ANALYSIS OF RISK IN OUR COMPENSATION STRUCTURE
As part of its responsibilities to annually review all incentive compensation and equity-based plans, and evaluate whether the compensation arrangements of the Company’s employees incentivize unnecessary and excessive risk-taking, the Compensation Committee evaluated the risk profile of our compensation policies and practices for 2010, and concluded that they do not motivate imprudent risk taking. In its evaluation, the Committee reviewed our employee compensation structures, and noted numerous design elements that manage and mitigate risk without diminishing the incentive nature of the compensation, including: (i) a balanced mix between cash and equity, and annual and longer-term incentives; (ii) a compensation mix that recognizes that while long-term success is critical, annual business and individual performance and adequate fixed compensation are also essential, (iii) caps on incentive awards at reasonable levels (as determined by a review of our economic position and prospects); (iv) linear payouts between target levels with respect to annual incentive awards; (v) discretion on individual awards; (vi) a portfolio of long-term incentives that have a retentive element and typically vest over a three to five year period, and (vii) the existence of claw-back policies for payments made using materially inaccurate financial results. The Committee also reviewed our compensation programs for certain design features that may have the potential to encourage excessive risk-taking, including: over-weighting towards annual incentives, highly leveraged payout curves, unreasonable thresholds, and steep payout cliffs at certain performance levels that may encourage short-term business decisions to meet payout thresholds. The Committee concluded that our compensation programs do not include such elements. In addition, the Committee analyzed our overall enterprise risks and how compensation programs may impact individual behavior in a manner that could exacerbate these enterprise risks. For this purpose, the Committee considered the Company’s growth and return performance, volatility and leverage. In light of these analyses, the Committee concluded that it has a balanced pay and performance program that does not encourage excessive risk-taking that is reasonably likely to have a material adverse effect on the Company. We believe our compensation programs encourage and reward prudent business judgment and appropriate risk-taking over the long term.
COMPENSATION DISCUSSION AND ANALYSIS
The “Committee” as used in this section refers to the Compensation Committee of the Board. “Named executive officers” or “NEOs” refer to the individuals set forth in the Summary Compensation table below, and the “CEO” refers to Bruce G. Crain, our President and Chief Executive Officer. This Compensation Discussion and Analysis contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. The actual compensation programs that we adopt in the future may differ from the current or planned programs summarized in this discussion.
KEY DECISIONS IN 2010
In its analysis of our annual incentive compensation program for 2010, the Committee considered that, although there had been some improvement in the economic climate, many parts of the global economy and consumers who are the end-users of our products continued to be challenged. Unemployment in our core North American market remained high and consumers continued to be focused on value and cautious about spending, impacting our business. In light of the foregoing and in order to emphasize our pay for performance philosophy, the Committee determined to maintain the following elements of our 2010 executive incentive compensation program:
•	the requirement for higher minimum corporate performance to trigger entitlement to an award initiated in 2009 (from 80% of a specified target to generally 90%);

•	the shifting of a greater portion of potential awards towards corporate performance (a 75%/25% split between corporate and individual goals, as opposed to 50%/50% prior to 2009); and

•
the provision requiring that no incentive compensation based on individual performance would be paid unless specified levels of corporate performance were achieved (50% of the award based on individual goals was forfeited prior to 2009).

COMPENSATION PHILOSOPHY AND OVERVIEW
We feel that the overall compensation levels of our executives (including our NEOs) should be sufficiently competitive to attract talented leaders and motivate those leaders to achieve superior results. At the same time, however, we believe that compensation should be set at responsible levels, reflecting our continued focus on improving sales and margins, controlling costs and creating value for our shareholders. At the core of our compensation philosophy is our belief that compensation should be linked to performance. We believe that offering a competitive total compensation package to executives that incorporates a reward-for-performance philosophy helps achieve these objectives. As a result, a significant portion of the compensation of our executive officers is based upon achievement of corporate objectives and individual performance goals. We also believe that total compensation and accountability should generally increase with position and responsibility. Consistent with this view, opportunities under our incentive compensation program typically represent an increasing portion of total compensation as position and responsibility increase, as individuals with greater responsibility have greater ability to influence the Company’s achievement of targeted results and strategic initiatives. Similarly, equity-based awards generally represent a higher portion of total compensation for persons with higher levels of responsibility, making a significant portion of their total compensation dependent on long-term stock appreciation. The Committee feels that it maintains a balanced compensation program that does not encourage excessive risk-taking. See “ANALYSIS OF RISK IN OUR COMPENSATION STRUCTURE” above.
ELEMENTS OF 2010 EXECUTIVE COMPENSATION
The material elements of our 2010 executive compensation program were: (i) base salary; (ii) annual cash incentive compensation; and (iii) equity awards.
Although we fine-tune our compensation programs as conditions change, we believe it is important to maintain consistency in our compensation philosophy and approach. We recognize that value-creating performance by an executive or group of executives does not always translate immediately into appreciation in our stock price, particularly in periods of economic stress. However, the Committee believes that it may be appropriate for certain components of compensation to decline during periods of economic stress. Calendar year 2010 was a challenging year for many parts of the global economy and for the consumers who comprise the end-users of our products. Unemployment in our core North American market remained high and consumers continued to be focused on value and cautious about spending, impacting our business. Although we have seen some improvement in the economic climate, and we believe that we performed well during 2010, significant uncertainty remains as to how quickly and to what extent conditions will improve further. As a result, as noted above, with respect to our executive incentive compensation program for 2010, we maintained: (i) the higher minimum corporate performance needed to trigger entitlement to any award initiated in 2009 (from 80% of a specified target to generally 90%); (ii) the shifting of a greater portion of potential awards towards corporate performance (a 75%/25% split between corporate and individual goals, as opposed to 50%/50% prior to 2009); and (iii) the provision in such program requiring that all incentive compensation based on individual goals would be forfeited unless specified levels of corporate performance were achieved (50% was subject to forfeiture prior to 2009).
With respect to 2011, no material changes have been made to the Company’s overall compensation philosophy or structure.
WHY WE CHOOSE TO PAY EACH ELEMENT
We provide cash compensation in the form of base salary and annual incentive compensation. The objective of base salary is to provide current compensation that reflects job responsibilities, value to the Company and individual performance, while maintaining market competitiveness.
The objective of cash incentive compensation is to assure that a significant portion of total compensation is based on a reward of superior performance with respect to specific objectives, initiatives and strategic goals. The opportunity for a more significant award increases when both the Company or a specific operating group and the executive achieve high levels of performance. Commencing in 2005, we initiated our Incentive Compensation Program (the “IC Program”). The IC Program in 2010 provided designated employees of the Company and its subsidiaries with an opportunity to earn substantial cash remuneration beyond their base salary based on: (i) the attainment of specified operating objectives by the Company (or specified divisions thereof); and (ii) fulfillment of specified individual goals and objectives established for specified participants. The objectives of the IC Program are to, among other things: (1) more closely align participants’ interests with those of shareholders; (2) reward participants for contributing to the short and long-term growth of the business; (3) provide participants with a more meaningful role in the attainment of maximum compensation levels; (4) provide a competitive platform for compensation vis-à-vis the marketplace; and (5) serve as a recruitment and retention tool. Incentive compensation awards under the IC Program are based on specified percentages of base salary. The determination of such percentages is discussed below, and with respect to our named executive officers in 2010, ranged from a maximum potential payment of approximately 75% to 130% of base salary in the event that the maximum targets and the highest level of individual objectives and initiatives were achieved. See “Operation of the 2010 IC Program” below for a detailed discussion of potential and actual cash incentive compensation awarded to the NEOs in 2010.
Equity awards are used to provide our executives with upside opportunity with the improvement of the Company’s stock price and to provide incentives for retention, as such awards vest over time. We feel that stock option and stock appreciation right (“SAR”) awards align the interests of our executives with those of our shareholders, support the Company’s pay-for-performance philosophy (e.g., all the value received by the recipient from a stock option or SAR is based on the growth of the stock price above the exercise price, and correspondingly, the recipient is both incentivized to perform in a manner designed to increase shareholder value and exposed to the risk of the effect of negative performance on the Company’s stock price), foster employee stock ownership, and focus the management team on increasing value for the shareholders. In addition, because executive decisions regarding such matters as product development, marketing, sales, and the like, can affect the Company’s performance over several years, the Committee believes it is important to structure equity-based awards so that executives will focus on the long-term consequences of their decisions. As a result, a substantial portion of most equity awards takes the form of stock options or SARs. In addition, stock options and SARs help to provide a balance to the Company’s overall compensation program, as the IC Program focuses on the achievement of annual performance targets, objectives and initiatives, whereas the vesting period of stock options and SARs generally encourages executive retention and creates incentive for increases in shareholder value over a longer term. We also use restricted stock or restricted stock unit (“RSU”) awards to help align the interests of executives with those of the shareholders, foster employee stock ownership, contribute to the focus of the management team on increasing value for the shareholders, and encourage executive retention (through a multi-year vesting period). Restricted stock or RSU awards typically also result in less share dilution than a comparable amount (in terms of value) of options or SARs.
HOW WE CHOOSE AMOUNTS FOR EACH ELEMENT OF OUR COMPENSATION PROGRAM
We structure the size of the various elements awarded to all of our executives (including the NEOs) by balancing the interests of shareholders with the competitive need to provide an attractive overall compensation program. Although we do not have an exact formula for allocating among the different elements of our executive compensation program, including the division between cash and non-cash compensation and short and long-term incentives, we do ensure that a significant percentage of any executive’s aggregate compensation package (including that of the NEOs) is contingent upon either Company or operating group results as well as individual behavior, as is more fully described below.
We believe that the various components of our compensation package together provide a strong link between compensation and performance on both the individual and Company level. We do not believe that compensation should be based on the short-term performance of our stock, whether favorable or unfavorable, because we feel that the price of our stock will, in the long-term, reflect our operating performance, and ultimately, the management of the Company by our executives. Similarly, as we constantly strive for improved Company performance, amounts realizable from compensation awarded or earned in the past are treated as one factor of many considered in setting other elements of compensation. In general, when we do not achieve targeted performance levels and/or our stock does not appreciate over time, compensation that can be realized by our executives is substantially reduced. When we exceed targeted performance levels and/or our stock price appreciates over time, compensation that can be realized by our executives is substantially increased. We believe that this is the most effective means of aligning executive incentives with our shareholders’ interests.

The particular amount of each element of our executives’ compensation (including that of the NEOs) for a particular year is determined by or with the approval of the Committee, which uses the following “considerations”, among others, in making such determinations: (i) the performance of the Company or the relevant operational group; (ii) the results of an annual executive assessment for each executive for the previous year; (iii) the anticipated difficulty of achieving stated goals and objectives in the coming year; (iv) the value of each executive’s unique skills and capabilities to support long-term performance of the Company; (v) the contribution of each executive as a member of the executive management team; (vi) the scope and relative complexity of the individual’s responsibilities; (vii) competitive market and industry information, including periodic reports on performance versus a peer group of companies; (viii) the recommendations of our compensation consultant, if any; (ix) the contributions of such executive beyond his or her immediate area of responsibility; (x) compensation at former employers, in the case of new hires; and (xi) internal pay equity. Certain of these considerations are given greater weight depending on the element of compensation under consideration, as is discussed with respect to each element below.
The Committee engaged REDA in 2010 to review and compile certain publicly-available information with respect to the compensation of executives. See “Compensation Committee” above for a description of the instructions to REDA, and the specific peer groups used in its analysis. At the direction of the Committee, REDA also reviewed briefing materials prepared by management and advised the Committee on matters included in the materials, including the consistency of proposals with its compensation philosophy and comparisons to programs at the companies discussed above and comparisons to other broad-based market surveys. The Committee took REDA’s recommendations into consideration when setting executive compensation for 2010, although REDA’s recommendations constituted only one of the many factors considered by the Committee in its overall determination (discussed below). The Committee does not attempt to maintain specific target percentiles with respect to a specific list of benchmark companies, but instead periodically uses analyses of peer group companies to determine whether the Company’s compensation programs are generally competitive with that of others in similar industries. See “BENCHMARKING” below. The Committee also engaged REDA in 2010 to provide information with respect to the status of the Company’s EI Plan (in terms of burn rate and overhang — i.e., measures of the potential dilutive effect of annual and future equity grants). REDA serves at the discretion of the Committee. Other than as described above, REDA provided no other services in 2010.
In addition to the foregoing, in making decisions with respect to any element of an executive’s compensation, the Committee considers the total compensation that may be awarded to such individual. The goal of the Committee is to set aggregate compensation levels that are reasonable, when all elements of potential compensation are considered. To aid in this analysis, the Committee uses various tally sheets for each executive officer detailing such officer’s base salary, annual cash incentive award opportunity and payout, equity-based compensation, perquisites and other benefits. The tally sheets also show holdings of the Company’s Common Stock by such executive, as well as amounts payable upon termination of employment under various circumstances. The 2010 tally sheet amounts differ from the amounts set forth in the Summary Compensation Table because, among other things: (i) base salary reflects current amounts, whereas the Summary Compensation Table reflects the base salary amount during the entire year (base salaries may have increased during the year); and (ii) annual incentive cash compensation amounts include potential awards, while the Summary Compensation Table reflects the actual amount earned in 2010. The Committee uses these tally sheets to estimate the total annual compensation of our executives, to review how a change in the amount of each compensation component affects each NEO’s total compensation, and to provide perspective on payouts under a range of termination scenarios.

As a general matter, if the Committee determines that the wealth accumulation of a particular executive and/or the potential payout resulting from the termination of his or her employment is excessive and/or unjustified, unless limited by contract, the Committee may use its discretion to adjust one or more elements of compensation for such executive. The Committee did not determine that any downward adjustments were required with respect to any NEO compensation packages or elements for 2010 as a result of wealth accumulation.
In general, we choose base salaries that are competitive relative to similar positions at companies of comparable size, including at companies in our industry, in order to provide us with the ability to attract, retain and motivate employees with a proven record of performance. However, we do not “benchmark” base salaries (see “BENCHMARKING” below). Amounts attainable under our IC Program are meant to assure that a significant portion of total compensation is based on a reward of superior performance with respect to specific objectives, initiatives and strategic goals. Our general policy for allocating between long-term and currently paid compensation is to establish adequate base compensation to attract and retain personnel, while providing sufficient incentives to maximize long-term value for our shareholders. As discussed above, the Company weights compensation for the executives with more responsibility (including the NEOs) more toward variable, performance-based compensation elements than for less senior employees.
Based on the Summary Compensation Table below, 2010 compensation for the NEOs was allocated as follows:

Base Salary	62.7%
Short-Term Incentives:	0.5%
Long-Term Incentives*	32.8%
Other**	4.0%

*
Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 with respect to issuances of equity awards to the individuals in the table during 2010. These amounts may not correspond to the actual value that will be realized by the NEOs.

**	Primarily reflects the benefits included within the “All Other Compensation” column of the Summary Compensation Table for all NEOs during 2010.
ONGOING PROCESS
Evaluation of executive performance and consideration of our business environment are year-round processes which culminate in the annual executive assessments discussed above. In addition to the involvement of the Committee in the determination of performance targets and objectives, meetings of the Committee or the full Board over the course of the year include reviews of financial reports on year-to-date performance versus budgeted performance and prior year performance, review of information on each executive’s stock ownership and equity award holdings and estimated grant-date values of equity awards and review of tally sheets setting forth the total compensation of the named executive officers.

ROLE OF MANAGEMENT
Senior management plays an important role in our executive compensation decision-making process, due to their direct involvement in and knowledge of the business goals, strategies, experiences and performance of the Company and its various operational units. With respect to our IC Program (which is described in detail below), the Committee engages in active discussions with the CEO concerning: (i) who should participate in the program and at what levels; (ii) which performance metrics should be used in connection with different operational groups; and (iii) the determination of performance targets, as well as individual goals and initiatives for the coming year, where applicable, and whether and to what extent criteria for the previous year have been achieved. The CEO is advised by the other senior executives of the Company in recommending and determining the achievement of individual goals and initiatives for those executives that do not report directly to him. With respect to equity grants, the CEO makes recommendations to the Committee as to appropriate grant levels for executives. In making these recommendations, the CEO is advised by the other senior executives with respect to those executives that do not report directly to him. The Committee reviews the appropriateness of the recommendations of the CEO with respect to the foregoing and accepts or adjusts such recommendations in light of the “considerations” applicable to the relevant element of compensation (discussed with respect to each element below). In addition, the senior executives of the Company are involved in the compensation-setting process through: (i) their evaluation of employee performance used in connection with the annual executive assessments; and (ii) their recommendations to the CEO and/or Committee with respect to base salary adjustments. Senior executives also prepare meeting information for the Committee upon request.
ANALYSIS OF DECISIONS WITH RESPECT TO OUR 2010 COMPENSATION PROGRAM
For 2010, the Committee made compensation decisions that were intended to: (i) support continued motivation and retention of executives; (ii) recognize some improvement in the operating environment and strong 2010 performance while considering continued economic uncertainty; and (iii) drive improved performance in 2010 and beyond, all as described below.
Base Salaries
A minimum base salary for Messrs. Crain, Bivona (whose employment terminated as of March 14, 2011) and Sabin was determined by each of their respective employment agreements. See the section captioned “Employment Agreements and Arrangements” following the Summary Compensation Table for a description of the material terms and conditions with respect to such employment agreements. The Committee annually reviews and approves base salary adjustments for the named executive officers as part of the annual executive assessments, and at the time of any promotion or other change in responsibilities. In this context, the Committee does not rely on predetermined formulas or a limited set of criteria, however, the following “considerations” factor most heavily in the determination of base salary adjustments: (i) the results of the executive assessment for such executive for the previous year; (ii) the value of such executive’s unique skills and capabilities to support long-term performance of the Company; (iii) competitive market and industry information, including a review of national and regional compensation surveys with respect to base salary increases for the year; (iv) the nature and responsibility of the executive’s position; (v) the importance of retaining the individual along with the competitiveness of the market for the individual’s talent and services; (vi) the recommendations of our compensation consultant, if any, (vii) general economic conditions; and (viii) the consumer price index increase for the applicable geographic region for the applicable year. With respect to 2010, in recognition of the lack of increases in 2009 and improved operating results, base salaries were increased an average of 2.5%, which generally reflected a 20% discount to average increases provided to other executives, based on a composite of various broad-based market surveys. See the “Summary Compensation Table” below for base salaries of our named executive officers during 2010. With respect to 2011, base salaries of employees (including NEOs) were increased an average of 2.5%, which generally reflected a 10% — 20% discount to average increases provided to other executives, based on a composite of various broad-based market surveys.

2010 Cash Incentive Compensation
The IC Program was in effect for 2010 and will be in effect for 2011. All named executive officers participate in the IC Program.
Operation of the 2010 IC Program
(a) General
Subject to certain specified exclusions set forth in the IC Program, participants consist of senior employees who work in specified operational groups of either the Company or its subsidiaries selected on an annual basis by the CEO in his sole discretion in consultation with the heads of business units and certain senior executives of his choice, in each case as approved by the Committee. Participants generally have the rank of vice president (or its functional equivalent at certain subsidiaries) or above, but titles are not determinative. The operational groups in 2010 consisted of: (i) Corporate participants; (ii) Sassy participants; (iii) Kids Line participants; (iv) LaJobi participants; and (v) CoCaLo participants.
Participants are eligible to participate in the IC Program at specified levels (expressed as a percentage of annual base salary). The percentage for each participant (such participant’s “Applicable Percentage”) was recommended for 2010 by Mr. Crain and approved by the Committee (in certain cases, including Messrs. Crain, Sabin and Bivona, the Applicable Percentage was determined pursuant to the relevant individual’s employment agreement). We believe the levels chosen are appropriate to ensure that executives earn incentive compensation only if specified corporate objectives, as well as individual performance goals, are achieved.
Towards that end, the Applicable Percentages of all participants in the IC Program in 2010 range from 15% to 75% of base salary. Unless a specified percentage is set forth in an employment agreement, approval of a participant’s Applicable Percentage is based primarily on the following “considerations”: (i) the results of the annual executive assessment for such executive for the previous year; (ii) the anticipated difficulty of achieving stated goals and objectives in the coming year; (iii) the value of such executive’s unique skills and capabilities to support long-term performance of the Company; (iv) the contribution of such executive as a member of the executive management team; (v) the contributions of such executive beyond his immediate area of responsibility; and (vi) the importance of retaining the individual along with the competitiveness of the market for the individual’s talent. NEOs, as a result of their higher responsibility levels and greater ability to impact Company performance, generally have Applicable Percentages in excess of those of less senior executives. During 2010, the Applicable Percentage and participant group for each named executive officer was as set forth in the table in paragraph (b) below.
Each participant’s annual base salary multiplied by such participant’s Applicable Percentage equals a number (the “IC Factor”) that is used to determine such participant’s total incentive compensation which may be earned for the relevant year. As is explained below, however, the maximum amount of compensation that can be earned under the IC Program is greater than the IC Factor in the event that “stretch” goals are achieved by the Company.
With respect to the 2010 IC Program, potential incentive compensation for most participants (and all NEOs) was comprised of two separate components: a corporate performance component and an individual goals and objectives component. Basing a portion of awards on individual goals and objectives allows the Committee to play a more proactive role in identifying performance objectives beyond purely financial measures, including, for example, exceptional performance of an individual’s functional responsibilities as well as leadership, innovations, creativity, collaboration, growth initiatives and other activities that are critical to driving long-term value for shareholders. Each component may entitle a participant to earn a specified percentage of the IC Factor, as described below.

(b) Establishing Corporate Objectives and Calculating the Corporate Component
Corporate objectives for each operational group consist of three separate levels of achievement (“Targets”) with respect to one or several specified measures of operating performance each year, such as operating income, Adjusted EBITDA, etc. (the “Chosen Metric”). Both the Chosen Metric and the Targets required are recommended by the CEO on an annual basis and approved by the Committee. The Chosen Metric for all participant groups during 2010 (and until such time as it is changed) was Adjusted EBITDA (either consolidated or that of a specified operating group, as applicable), which is defined for this purpose as net income before net interest expense, provision for income taxes, depreciation, amortization and other non-cash, special or non-recurring charges (as determined by the Committee). The Committee believes Adjusted EBITDA to be an appropriate metric by which to measure performance because it is a measure of cash flow that provides the flexibility needed to adjust for special circumstances that affect the Company from time to time and therefore provides an opportunity to measure performance from different periods in a more consistent manner. For 2010, the Committee made no adjustments for unusual events in its determination of Adjusted EBITDA for any participant in the IC Program (however, the Committee did use its discretion to award two non-NEO participants in the IC Program the IC Award to which such individuals would have otherwise been entitled had the applicable Target been met). There is no requirement that the Targets be based on or refer to budgeted levels of operating performance, or to any other plan or projection with respect to the Company’s business, although the Targets are typically based on budgets for the relevant year. Targets are calculated to include a reserve to fund IC Program payments. We have not disclosed target levels for the corporate component of the IC Program because we believe such disclosure will cause competitive harm to the Company with regard to various short-term business strategies and goals. The Targets for 2010 were set at amounts that exceeded 2009 results. The Targets are based on consolidated Company Adjusted EBITDA for Corporate participants. Targets for the corporate component for Sassy, Kids Line, LaJobi and CoCaLo participants are based on their respective Adjusted EBITDAs.
For most participants (and all NEOs) during 2010, 75% of such participant’s IC Factor was designated the “Part A Amount”. The Targets consisted of the following: (i) a specified minimum level of achievement in the Chosen Metric (the “Minimum Target”) required to earn an amount equal to 20% of a participant’s Part A Amount; (ii) a specified level of achievement in the Chosen Metric in excess of the Minimum Target (the “Target”) required to earn an amount equal to 100% of a participant’s Part A Amount; and (iii) a specified level of achievement in the Chosen Metric in excess of the Target (the “Maximum Target”) required to earn an amount equal to 150% of a Participant’s Part A Amount (other than for Mr. Crain, where achievement of the Maximum Target would entitle him to an amount equal to 65% of his annual base salary, or 173.3% of his Part A Amount). In general, the Minimum Target rewards achievement of a significant percentage of budgeted performance targets (90% of Target in 2010, except for Sassy participants, where 85% of Target was required). Achievement of the Target generally represents a slight “stretch”, representing how the Company would perform if it achieved budgeted amounts, recognizing that the budgets are generally set at slightly optimistic levels, whereas the Maximum Target is designed to be a true “stretch” goal for the Company or the relevant operational group (120% of Target for all Corporate, Sassy and Kids Line participants, 115% of Target for LaJobi participants and 125% for CoCaLo participants in 2010). From 2005 (the first year that the IC Program was in effect) through 2010, with respect to the corporate objectives, current participant groups achieved performance as follows (where “X” signifies that the Minimum Target was not reached; and a designation of “Min. Target”, “Target” or “Max. Target” signifies that that such respective Target level was either reached or exceeded:

Participant Group	2005	2006	2007	2008	2009	2010
Corporate	N/A	Target	Min. Target	X	Target	X*
Sassy	X	X	X	X	X	Min. Target
Kids Line	Target	Target	Target	X	Target	X
LaJobi	N/A	N/A	N/A	Target	Target	X*
CoCaLo	N/A	N/A	N/A	X	Target	Min. Target

*
Excluding a $6.9 million accrual recorded in the fourth quarter and full year ended December 31, 2010 for anticipated anti-dumping duties and related interest expense anticipated to be owed by LaJobi (the “Customs Charge”), the Corporate and LaJobi participant groups would have achieved the Minimum Target.

The Maximum Target was not achieved by any participant group in any year. Generally, the Company seeks to maintain the relative difficulty of achieving the target levels from year to year.
Amounts earned for achievement of results between (i) the Minimum Target and the Target and (ii) the Target and the Maximum Target, are in each case determined by a straight-line interpolation. No amounts are paid for achievement of results in excess of the Maximum Target. No amounts are paid for achievement of results below the Minimum Target. The Chosen Metric may change from year to year, different measurements may be used for different operating groups within the same year, and the Targets are expected to change each year. In determining whether any of the Targets were achieved for the year, the Committee may exercise its judgment whether to reflect or exclude the impact of changes in accounting principles and extraordinary, unusual or infrequently occurring events reported in the Company’s public filings that it believes were not driven by the current performance or that otherwise had a distorting positive or negative impact relative to the performance of our executives. As noted above, for 2010, the Committee’s determination of Adjusted EBITDA with respect to Corporate and LaJobi participants included the impact of the Customs Charge and, as a result, NEOs who are Corporate and LaJobi participants received no IC Bonus for 2010. To the extent appropriate, the CEO or a participant’s direct supervisor, as applicable, may also consider the nature and impact of unusual or extraordinary events in the context of ascertaining whether and to what extent the individual goals and objectives discussed below have been achieved. No such discretion was applied with respect to the NEOs in 2010.

The following table sets forth information with respect to potential and actual awards under the corporate performance component of the IC Program for the named executive officers during 2010:

			Potential	Potential
	Participant	Applicable	Award for	Award for	Potential Award	Amount	% of Base
NEO	Group	%	Min. Target	Target	for Max. Target	Awarded	Salary
Bruce G. Crain	Corporate	75%	$63,422	$317,109	$549,656	$0	0%
Guy Paglinco	Corporate	45%	$17,888	$89,438	$134,156	$0	0%
Marc S. Goldfarb	Corporate	50%	$24,991	$124,953	$187,429	$0	0%
Lawrence Bivona	LaJobi	50%	$24,375	$121,875	$182,813	$0	0%
David C. Sabin	Kids Line	50%	$35,625	$178,125	$267,188	$0	0%
(c) Calculating the Individual Goals and Objectives Component
The individual goals and objectives for each participant for each year are determined by the CEO in his sole discretion in the event that the CEO is the participant’s direct supervisor or, in the event that the CEO is not the direct supervisor of the participant, by the CEO in consultation with the participant’s direct supervisor (and by the Committee with respect to Mr. Crain), and may be modified mid-year. The individual goals and objectives are based primarily upon individual performance and activities within each participant’s primary areas of responsibility that the Company wishes to incentivize.
Each participant’s individual goals and objectives are evaluated by the participant’s direct supervisor, who recommends in his/her sole discretion whether and to what extent such goals and objectives have been achieved and what, if any, percentage of the Part B Amount (25% of the IC Factor) has been earned, as approved by the Committee. Subject to the forfeiture provision discussed below, each participant could have earned between 0% and 150% of such participant’s Part B Amount (or 125% of the Part B Amount with respect to Sassy participants and 173.3% of the Part B Amount in the case of Mr. Crain), with respect to this component. Not all goals and objectives are given equal weight in such determination. The individual goals and objectives are intended to be difficult to achieve, representing exemplary performance in areas within and outside of each participant’s daily activities. The particular payout level awarded, if any, in each case depends on the assessment of the applicable supervisor and the Committee as to the degree of achievement attained and performance beyond specified goals, and will account for the difficulty of the particular goal, the scope of responsibility of the applicable individual and the complexity of the required tasks. Mr. Crain’s individual goals and objectives are discussed under “2010 Incentive Compensation for Mr. Crain” below.
Amounts between 100% and 150% of the Part B Amount (125% for Sassy participants, and 173.3% in the case of Mr. Crain) are reserved for superior performance, or for exemplary performance on special initiatives beyond the participant’s daily responsibilities; provided, however, that: (i) eligibility for any potential earnings under this component for all participants will be forfeited if 80% of the Target for the corporate component of the relevant participant group is not achieved; and (ii) for performance of between 80% and 90% of Target for the corporate component of the relevant participant group, participants will be entitled to earn up to a maximum of 25% of the Part B Amount. This provision was added because, although the Company rewards superior individual behavior apart from corporate performance, it was deemed inappropriate to award individuals the maximum potential payout under this component of the IC Program in the event that a minimum level of corporate performance for the year was not achieved. This forfeiture provision was triggered during 2010 with respect to all NEOs other than Mr. Sabin, as Kids Line achieved performance of between 80% and 90% of Target under the corporate component for Kids Line participants. As a result, Mr. Sabin was entitled to earn (and was determined by the Committee to have earned), 25% of his Part B Amount.

The following table sets forth information with respect to potential and actual awards under the individual goals and objectives portion of the IC Program for NEOs participating in the IC Program:

	Max. Amt.	% of Part B	Amount
NEO	Obtainable	Amount Earned	Awarded	% of Base Salary
Bruce Crain (1)	$183,219	0%	$0	0%
Guy Paglinco (1)	$44,719	0%	$0	0%
Marc Goldfarb (1)	$62,476	0%	$0	0%
Lawrence Bivona (1)	$60,938	0%	$0	0%
David C. Sabin (2)	$89,063	25%	$15,000	3.2%

(1)
As a result of the forfeiture provision of the IC Program discussed above, none of Messrs. Crain, Paglinco, Goldfarb or Bivona was entitled to, nor did any such individual receive, any payment under the individual goals and objectives component and, as a result, the Committee did not ascertain what percentage of such component had been otherwise achieved by the relevant individuals.

(2)
As Kids Line achieved between 80% and 90% of Target with respect to the corporate component of the IC Program, Mr. Sabin was entitled to a maximum of 25% of his Part B Amount. Mr. Sabin’s performance was evaluated against approximately six personal goals relating to new category, customer and channel development, as well as achievement of additional synergies between Kids Line and CoCaLo. After taking into account his performance over the range of applicable categories, which the Committee determined that he had largely achieved, the Committee determined to award Mr. Sabin the maximum amount for which he was entitled under this component of the IC Program after application of the forfeiture provision described above.

See the Summary Compensation Table for total amounts of incentive compensation earned by the named executive officers under the IC Program and otherwise during 2010.
2010 Incentive Compensation for Mr. Crain
In accordance with the employment agreement between Mr. Crain and the Company, Mr. Crain is eligible for an annual cash incentive compensation opportunity in an amount not less than 75% of his base salary at target and 130% at maximum. Mr. Crain’s performance goals in respect of such incentive compensation opportunity, which are established by the Committee annually in consultation with Mr. Crain, will not be established at levels that are more difficult to achieve than for other bonus participants who have identical performance measures.
For 2010, the Compensation Committee determined that 75% of Mr. Crain’s incentive compensation opportunity would be based upon achievement by the Company of specified consolidated Adjusted EBITDA levels equivalent to those pertaining to Corporate participants under the IC Program, and 25% would be based on achievement in five distinct categories of personal goals.
With respect to Mr. Crain’s corporate performance goals: (i) achievement of the Minimum Target would entitle Mr. Crain to earn an amount equal to 11.25% of his annual base salary; (ii) achievement of the Target would entitle Mr. Crain to earn an amount equal to 56.25% of his annual base salary; and (iii) achievement of the Maximum Target would entitle Mr. Crain to earn an amount equal to 97.5% of his annual base salary (or 20%, 100% and 173.3% of his Part A Amount, respectively). Other elements generally applicable to the corporate component of the IC Program are also applicable to Mr. Crain.

With respect to Mr. Crain’s personal goals, five different categories were applicable for 2010 as follows: (i) strategic organic growth; (ii) operational efficiencies and business practice enhancements; (iii) management development and reporting; (iv) financing and investor relations; and (v) strategic alternatives, which would entitle Mr. Crain to receive from 0% to 32.5% of his annual base salary at the maximum level of achievement in each of the five categories (or up to 173.3% of his Part B Amount). Amounts between 100% and 173.3% of the Part B Amount are reserved for superior performance, or for exemplary performance on special initiatives beyond his daily responsibilities. Not all goals and objectives are given equal weight. The individual goals and objectives are intended to be difficult to achieve, representing exemplary performance in each of the areas identified. The particular payout level awarded, if any, in each case will depend on the assessment of the Committee as to the degree of achievement attained, and will account for the difficulty of the particular goal, the scope of responsibility of the applicable individual and the complexity of the required tasks. As Corporate Participants did not achieve 80% of the Target under the corporate component of the IC Program, Mr. Crain was not entitled to any award under this component of his incentive compensation program for 2010, and as a result, the Committee did not ascertain what percentage of such component had been otherwise achieved by Mr. Crain.
Potential amounts payable to Mr. Crain with respect to his incentive compensation program for 2010 were as follows:

				Amount	% of Base
	Minimum ($)	Target ($)	Maximum ($)	Awarded ($)	Salary
EBITDA	63,422	317,109	549,656	0	0%
Individual Goals	0	105,703	183,219	0	0%
Equity Awards
The specific amount of an equity grant to an executive depends on the individual’s position, scope of responsibility, ability to affect profits and shareholder value and the individual’s historic and recent performance, the value of equity awards in relation to other elements of total compensation, as well as the performance of the Company or the relevant operational group. Other than the Severance Policy and the 401k plans maintained by the Company and each of its subsidiaries (each discussed below), we do not currently maintain any supplemental retirement plans for executives or other executive programs that reward tenure (however, we may consider the implementation of such plans in the future if deemed appropriate). We consider that equity awards and the resulting stock ownership are our method of providing for a substantial part of an executive’s retirement and wealth creation. Since equity awards are our primary contribution to an executive’s potential long-term wealth creation, we determine the size of the grants with that consideration in mind. We intend that our executives will share in the creation of value in the Company but will not have substantial guaranteed benefits at termination if value has not been created for shareholders.
As a result of the evolution of regulatory, tax and accounting treatment of equity incentive programs and because it is important to us to retain our executive officers and key employees, the Committee now utilizes forms of equity awards in addition to stock options and restricted stock. In granting equity awards, the Committee typically determines a dollar value of equity awards to grant to each recipient. For executives, this dollar value is translated into a number of stock options or SARs based on a Black-Scholes analysis and/or restricted stock or RSUs based on the fair market value of the Company’s common stock on the date of grant. In March of 2010, the NEOs other than Mr. Sabin (who had received an equity award in December of 2009 in connection with the commencement of his employment) received a grant of SARs and RSUs. The Company granted SARs because such instruments provide greater flexibility to the Company than options, as SARs may be settled in cash, stock or a combination of both. The Committee felt that the amounts of SARs awarded represented a significant and appropriate level of long-term compensation for 2010 in light of the other elements of the 2010 executive compensation program. The specific percentages utilized were determined using a combination of factors, including the scope of each individual’s responsibilities and performance throughout the year. The Company elected to include RSUs as a portion of these grants (approximately 25%) because RSUs create less dilution to shareholders (fewer RSUs as compared to stock options or SARs need to be granted to achieve a specified value), retain their incentive characteristics regardless of movements in the price of the stock and are increasingly becoming a standard part of comprehensive equity awards at other companies with whom the Company may compete for talented executives. Such awards also provide flexibility similar to SARs.
See the “2010 Outstanding Awards at Fiscal Year End” table and accompanying footnotes below for a description of the material terms and amounts of outstanding equity held as of December 31, 2010 by the named executive officers.
OTHER ELEMENTS OF COMPENSATION AND RELATED BENEFITS
Perquisites
We limit the perquisites that we make available to our executive officers. Executives are entitled to few benefits that are not otherwise available to all of our employees. The perquisites provided to the CEO and the other NEOs in 2010 are described in footnote (5) to the Summary Compensation Chart below. The Company and its subsidiaries currently maintain separate health insurance plans, which are the same for all employees within a particular company.
40l(k) Plan
The Company and each of its subsidiaries offer eligible employees the opportunity to participate in a retirement plan (the “401(k) Plans”) that is based on employees’ pretax salary deferrals pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). The Company, LaJobi and Sassy match a portion (either one-half of any amount up to 6%, or 100% of any amount up to 3%, of salary contributed) of the compensation deferred by each employee, and Kids Line contributes 3% of eligible salary pursuant to the safe harbor provisions of Section 401(k) of the Code. Matching contributions are fully vested after four years of employment at the rate of 25% per year of employment (after six years of employment for LaJobi). See the section captioned “Termination of Employment and Change in Control Arrangements” below for a more detailed description of the 401(k) Plans. See the Summary Compensation Table for amounts contributed to the named executive officers under the 401(k) Plans during 2010. The objective of these programs is to help provide financial security into retirement, and to reward and motivate tenure and recruit and retain talent in a competitive market.
Employee Stock Purchase Plan
Under the Company’s 2009 Employee Stock Purchase Plan (the “2009 ESPP”), eligible employees, including the NEOs, are provided the opportunity to purchase the Company’s common stock at the lesser of 85% of the closing market price of the Company’s common stock on either the first trading day or the last trading day of the plan year. We feel that offering the opportunity to purchase our stock at a discount to our employees (including our executives) encourages the alignment of their interests with those of our shareholders. “Options” are granted to participants as of the first trading day of each calendar year, and may be exercised as of the last trading day of each plan year, to purchase from the Company the number of shares of common stock that may be purchased at the relevant purchase price with the aggregate amount contributed by each participant. In each plan year, an eligible employee may elect to participate in the plan by authorizing a payroll deduction of up to 10% (in whole percentages) of his or her compensation. No participant shall have the right to purchase Company common stock under this plan that has a fair market value in excess of $25,000 or the right to purchase more than 25,000 shares in any plan year. If an employee does not elect to exercise his or her “option”, the total amount credited to his or her account during that plan year is returned to such employee without interest, and his or her “option” expires. With respect to the NEOs, Messrs. Crain, Goldfarb and Paglinco participated in the 2009 ESPP for the 2010 plan year.

POST-TERMINATION BENEFITS
Severance Policy
The Company’s severance policy, applicable generally to employees who are domestic vice presidents or above and who are designated as participants in the plan by the Committee (other than Messrs. Crain, Bivona and Sabin in 2010, who are either not participants in this plan or whose participation has been modified pursuant to their respective employment agreements), described in further detail in the section captioned “Termination of Employment and Change in Control Arrangements” below, generally provides that in the event of a termination by the Company without cause, participants will be granted specified severance benefits. In addition, effective March 30, 2007, the severance policy specifies that in the event that the employment of eligible vice presidents is terminated in connection with the consummation of certain corporate transactions, the severance payments and benefits applicable to such terminated individual will be extended by an additional 4 months up to a maximum severance period of 12 months. This trigger was deemed appropriate to provide a limited degree of income protection to our executives in the event of a termination of employment by the Company other than for cause. We feel that the amounts provided pursuant to this plan are appropriately based on years of service and are reasonable in the context of our total compensation program. See the “Potential Payments Upon Termination or Change in Control” table and subsequent narrative below for a description of the potential amounts payable pursuant to this plan as of the end of 2010 to participating named executive officers under specified assumptions.
CEO COMPENSATION
Mr. Crain
In determining the various components of Mr. Crain’s compensation package at the time of the commencement of his employment, the Committee reviewed a variety of factors it deemed appropriate, including, but not limited to, Mr. Crain’s prior responsibilities and experience, most current compensation, scope of the position, the then-current operational position of the Company, the recommendations of REDA as well as the Company’s then-current challenges and future plans. As a result of this analysis and negotiations between Mr. Crain and the Company, as of December 4, 2007, the Company entered into an employment agreement with Mr. Crain as President and Chief Executive Officer of the Company, at an annual base salary of $550,000 (which salary can be increased but cannot be decreased during the term of his agreement). Mr. Crain’s current base salary is $563,750. See “Internal Pay Equity” below.
In addition, pursuant to his employment agreement, and as further inducement to his joining the Company, the Company made specified equity grants to Mr. Crain, and agreed to provide Mr. Crain with specified incentive compensation opportunities and perquisites. See the section captioned “Employment Agreements and Arrangements” for a description of the material provisions of Mr. Crain’s employment agreement, as amended, including incentive compensation, equity grants, perquisites and post-termination benefits. See the Summary Compensation Table for a description of the elements of Mr. Crain’s compensation during 2010.

OTHER COMPENSATION POLICIES AND CONSIDERATIONS
Periodic Review
We periodically review each element of our compensation program described above to ensure that each such element continues to meet our stated objectives.
Internal Pay Equity
We believe that internal equity is one factor of many to be considered in establishing compensation for our executives. We have not established a policy regarding the ratio of total compensation of the CEO to that of the other executive officers, but do review compensation levels to ensure that appropriate equity exists. The difference between the Chief Executive Officer’s compensation and that of the other named executive officers reflects the difference in their relative responsibilities. The CEO’s responsibilities for management and oversight of all functions of an enterprise are significantly higher than those of other executive officers. As a result, the market pay level for our CEO is substantially higher than the market pay for most other officer positions. We intend to continue to review internal compensation equity and may consider the adoption of a formal policy in the future if we deem such a policy to be appropriate.
Timing of Stock Option (and Other Equity) Grants
Our practices with respect to equity grants include the following:
(i) except for inducement awards to new executives, we plan stock option and other equity grant dates in advance of any actual grant (regarding usual grants, the timing of each grant is determined at least several weeks in advance to coincide with a scheduled meeting of the Board and the Committee);
(ii) except for inducement awards, the grant date for all awards is made an appropriate period in advance of or is deferred until after the Company has released earnings for the fiscal year or latest relevant fiscal quarter (with respect to inducement awards, such awards are usually made some period after the commencement of employment, typically between one and ninety days after announcement or commencement); grants are typically made to all employees receiving awards (other than inducement awards) at the same time;
(iii) the Company’s executives do not determine the grant date of equity awards;
(iv) the grant date of equity awards is generally the date of approval of the grants;
(v) the exercise price with respect to grants of stock options and SARs is the market closing price of the underlying common stock on the grant date;
(vi) if at the time of any planned equity grant date any member of the Board or senior executive is aware of material non-public information, we would not generally make the grant; and
(vii) regarding the grant process, the Committee does not delegate any related function, however, as is described above, the Committee receives significant input and recommendations from the CEO with respect to appropriate grant levels. See “Role of Management” above.

ACCOUNTING CONSIDERATIONS
The Committee considers the accounting and cash flow implications of various forms of executive compensation. In its consolidated financial statements, the Company records salaries and performance- based compensation in the amount paid or to be paid to the named executive officers. Accounting rules also require the Company to record an expense in its financial statements for equity awards, even though equity awards are not paid as cash to employees and may not vest or be earned by such employees. The accounting expense of equity awards to employees is calculated in accordance with current accounting rules under GAAP, which require stock-based compensation expense to be measured at the grant date based on the fair value of the award. The Committee believes that the many advantages of equity compensation, as discussed above, more than compensate for the associated non-cash accounting expense required relevant accounting rules; however, the Committee considers the amount of this expense in determining the amount of equity compensation awards.
TAX CONSIDERATIONS
Section 162(m) of the U.S. Internal Revenue Code of 1986 generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the CEO or other specified officers. Performance-based compensation arrangements may qualify for an exemption from the deduction limit if they satisfy various requirements under Section 162(m). Although the Company considers the impact of this rule when developing and implementing its executive compensation programs, tax deductibility is not a primary objective of our compensation programs. In our view and the view of the Committee, meeting the compensation objectives set forth above is more important than the benefit of being able to deduct the compensation for tax purposes. Accordingly, the Company has not adopted a policy that all compensation must qualify as deductible under Section 162(m).
If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A of the U.S. Internal Revenue Code of 1986, and such benefits do not comply with Section 409A, then the benefits are taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, the executive is subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includible in income. Our plans that are subject to Section 409A are generally designed to comply with the requirements of such section so as to avoid possible adverse tax consequences that may result from noncompliance with Section 409A.
BENCHMARKING
We do not believe that it is appropriate to establish compensation levels primarily based on benchmarking. Therefore, we do not attempt to maintain a specific target percentile with respect to a specific list of benchmark companies in determining compensation for NEOs or other executives. Nevertheless, we do believe that information regarding pay practices at other companies is useful in two respects. First, we recognize that our compensation practices must be competitive in the marketplace. Second, this marketplace information is one of the “considerations” used by the Committee in assessing the reasonableness of compensation. Accordingly, the Committee periodically reviews compensation levels for our named executive officers and other key executives against compensation levels at companies in our industry or industries similar to ours, and the Company does factor in the results of compensation surveys and the periodic recommendations of compensation consultants in establishing compensation for our NEOs and other key executives.
STOCK OWNERSHIP GUIDELINES
Although we encourage stock ownership in the Company by our executives and directors, we have not established a formal policy regarding such stock ownership. We may explore whether the adoption of such a policy in the future would be appropriate.

FINANCIAL RESTATEMENT
To the extent permitted by governing law, the Committee has the sole and absolute authority to make retroactive adjustments to any cash or equity based incentive compensation paid to executive officers and certain other officers where the payment was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement. Where applicable and appropriate, the Company will seek to recover any amount determined to have been inappropriately received by the individual executive. In addition, this policy may be expanded once the SEC issues rules in this area, as it has been directed by The Dodd-Frank Wall Street Reform and Consumer Protection Act.
HEDGING
We consider hedging an inappropriate trading practice. Our Insider Trading Policy prohibits our directors, officers or employees from investing in derivatives of our securities, including trading in puts, calls and options, without the prior approval of our Board.
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included herein with management, and based on such review and discussions, the Compensation Committee recommended to the Board that such Compensation Discussion and Analysis be included in its Annual Report on Form 10-K for the year ended December 31, 2010, as amended, and the Proxy Statement for the 2011 Annual Meeting of Shareholders of the Company.
Kid Brands, Inc. Compensation Committee
Frederick Horowitz and Mario Ciampi
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During 2010, the following were members of the Compensation Committee: Messrs. Horowitz and Ciampi and Ms. Krueger (until March 30, 2010). Mr. Benaroya is an observer of such committee, but is not a member thereof. Mr. Ciampi, a Prentice Director, is a partner of Prentice, and a manager and member of an affiliate of Prentice. Ms. Krueger, an executive officer of an affiliate of Laminar (until March 31, 2010), was a Laminar Director until March 30, 2010. None of the foregoing individuals is or ever has been an officer or employee of the Company or any of its subsidiaries, and no “compensation committee interlocks” existed during 2010.

Summary Compensation Table
The following table sets forth compensation for the years shown awarded to, earned by, paid to or accrued for the benefit of the principal executive officer of the Company, the principal financial officer of the Company, and the three most highly compensated executive officers of the Company during 2010 other than the foregoing, who were in each case serving as executive officers on December 31, 2010 (collectively, the “named executive officers”, or the “NEOs”).

				Stock	Option	Non-Equity
Name and Principal		Salary	Bonus	Awards	Awards	Incentive Plan	All Other
Position	Year	($)(1)	($)	($)(2)	($)(3)	Comp. ($)(4)	Comp. ($)(5)	Total ($)
Bruce G. Crain	2010	563,750	n/a	181,080	346,080	n/a	28,056	1,118,966
President and CEO	2009	550,000	n/a	n/a	135,000	427,536	26,422	1,138,958
	2008	550,000	n/a	n/a	574,000	100,000	24,502	1,248,502

Guy A. Paglinco (A)(B)	2010	265,000	n/a	50,300	94,080	n/a	17,339	426,719
VP and CFO	2009	231,214	n/a	26,700	34,800	122,214	17,039	431,967

Marc S. Goldfarb	2010	333,207	n/a	60,360	117,600	n/a	21,061	532,228
SVP and General	2009	325,080	n/a	n/a	45,000	167,051	21,047	558,178
Counsel	2008	325,080	n/a	n/a	n/a	170,000	24,073	519,153

Lawrence Bivona	2010	325,000	n/a	60,360	117,600	n/a	16,663	519,623
President — LaJobi (B)	2009	300,000	n/a	n/a	67,500	160,000	17,285	544,785

David C. Sabin	2010	475,000	n/a	n/a	n/a	15,000	41,471	531,471
President — Kids Line and CoCaLo (B)

(A)
As of January 30, 2009, Guy A. Paglinco, Vice President and Chief Accounting Officer of the Company, assumed the additional role of interim Chief Financial Officer. Effective August 14, 2009, he was promoted to Vice President and Chief Financial Officer of the Company. In connection therewith, his annual base salary was increased from $214,000 to $265,000, his Applicable Percentage under the Company’s IC Program was increased from 35% to 45%, and he was issued 10,000 stock appreciation rights and 5,000 restricted stock units under the EI Plan.

(B)
Compensation for Mr. Paglinco and Mr. Bivona is provided for 2010 and 2009 only, and for Mr. Sabin for 2010 only, as none of them was a named executive officer prior thereto. Mr. Bivona’s last day of employment with the Company was March 14, 2011.

(1)
Messrs. Crain, Paglinco and Goldfarb participated in the 2009 ESPP during 2010 and 2009, and Messrs. Crain and Goldfarb each participated in the 2004 ESPP (a predecessor to the 2009 ESPP) during 2008. In connection therewith, (i) for each of 2010 and 2009, each of Messrs. Crain, Paglinco and Goldfarb authorized payroll deductions equal to an aggregate of $21,250, and each purchased an aggregate of 5,339 and 7,203 shares of Common Stock pursuant thereto as of December 31, 2010 and 2009, respectively, and (ii) for 2008, each of Messrs. Crain and Goldfarb authorized payroll deductions equal to an aggregate of $21,250, and each purchased an aggregate of 8,432 shares of Common Stock pursuant thereto as of December 31, 2008. See “Employee Stock Purchase Plan” under the section captioned “Other Elements of Compensation and Related Benefits” in the Compensation Discussion and Analysis for a description of the 2009 ESPP (which is substantially similar to the 2004 ESPP). See footnote (3) to the “2010 Grants of Plan Based Awards” table below for disclosure with respect to issuances of Common Stock to NEOs under the 2009 ESPP in 2010.

(2)
Reflects the aggregate grant date fair value of awards for the years shown, computed in accordance with FASB ASC Topic 718, with respect to issuances of restricted stock and/or RSUs to the individuals in the table. These amounts reflect the Company’s accounting expense and do not correspond to the actual value that will be realized by the NEOs. Assumptions used in determining the grant date fair values for 2010 can be found in the Original Filing, in footnote 15 to the Notes to Consolidated Financial Statements. Assumptions used in determining the grant date fair values for 2009 can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 (the “2009 10-K”), in footnote 16 to the Notes to Consolidated Financial Statements. Further information regarding 2010 awards is included in the “2010 Grants of Plan-Based Awards” table below.

(3)
Reflects the aggregate grant date fair value of awards for the years shown, computed in accordance with FASB ASC Topic 718, with respect to issuances of options and/or SARs to the individuals in the table. Award values for 2008 were recalculated from amounts shown in prior proxy statements to reflect their grant date fair values, as required by current SEC rules. These amounts reflect the Company’s accounting expense and do not correspond to the actual value that will be realized by the NEOs. Assumptions used in determining the grant date fair values for 2010 can be found in the Original Filing, in footnote 15 to the Notes to Consolidated Financial Statements. Assumptions used in determining the grant date fair values for 2009 can be found in the 2009 10-K, in footnote 16 to the Notes to Consolidated Financial Statements. Assumptions used in determining the grant date fair values for 2008 can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 10-K”), in footnote 17 to the Notes to Consolidated Financial Statements. Further information regarding 2010 awards is included in the “2010 Grants of Plan-Based Awards” table below.

(4)	With respect to 2010 and 2009, represents amounts earned under the IC Program for such years, respectively.

For Mr. Crain in 2008, in lieu of a cash payment of $100,000 awarded to him under the individual goals and objective portion of his incentive compensation arrangements for 2008, Mr. Crain was issued 114,943 fully vested SARs (with an exercise price of $1.36 per SAR), which were issued to him on March 27, 2009.

With respect to Mr. Goldfarb in 2008, includes $140,000 awarded to him under a transaction bonus plan based on his substantial efforts in achieving the Company’s goals with respect to the sale of the Company’s gift segment, as well as amounts earned under the IC Program.

(5)	The perquisites and other personal benefits included within the “All Other Compensation” for each named executive officer are as follows:

			Annual		Income
			Premium		Recognized
			for Long-	Annual	from
			Term	Premium	Provision of	Extra
		Annual	Disability	for Life	Group Term	Week	Contributions
		Car	Insurance	Insurance	Life Insurance	Vacation	to 401(k)	Other	Total
Name	Year	Allowance(a)	($)(b)	($)(b)	($)(c)	($)(d)	Plans ($)(e)	($)(f)	($)
Bruce G. Crain	2010	n/a	5,425	642	925	10,841	7,350	2,873	28,056
	2009	n/a	5,322	611	902	10,577	7,350	1,660	26,422
	2008	n/a	3,911	1,000	21	10,577	6,900	2,093	24,502

Guy A. Paglinco	2010	9,600	n/a	n/a	389	n/a	7,350	n/a	17,339
	2009	9,300	n/a	n/a	389	n/a	7,350	n/a	17,039

Marc S. Goldfarb	2010	13,200	n/a	n/a	511	n/a	7,350	n/a	21,061
	2009	13,200	n/a	n/a	497	n/a	7,350	n/a	21,047
	2008	13,200	n/a	n/a	21	6,252	4,600	n/a	24,073

Lawrence Bivona	2010	12,000	30	18	n/a	n/a	4,615	n/a	16,663
	2009	12,000	29	18	n/a	n/a	5,238	n/a	17,285

David C. Sabin	2010	7,308	n/a	n/a	419	18,269	7,350	8,125	41,471

(a)
During a portion of 2010, Mr. Sabin received the benefit of the use of an automobile that had been previously leased by Kids Line (the lease expired during 2010, and no other automobile benefits are provided to Mr. Sabin).

(b)
Represents the cost of life insurance coverage provided to Mr. Crain and Mr. Bivona pursuant to their respective employment agreements, as well as the cost of long-term disability insurance for Messrs. Crain and Bivona pursuant to their respective employment agreements.

(c)	Such group term life insurance coverage is generally provided to all employees. Amounts represent the portion of the premium paid for amounts in excess of the limits for tax purposes.

(d)
Each corporate NEO is entitled to three weeks of paid vacation (as compared to Company policy based on tenure), which in 2010 reflects an extra week for Mr. Crain and an extra two weeks for Mr. Sabin, in 2009 reflects an extra week for Mr. Crain, and in 2008 represents an extra week for Messrs. Crain and Goldfarb; Mr. Bivona received vacation allowances consistent with the policies at LaJobi for all periods presented.

(e)
Amounts represent the relevant employer’s match to contributions under the 401(k) Plans on the same basis as provided to all employees. Does not include investment gains or losses under the 401(k) Plans. Because the contributions to the 40l(k) Plans are not fixed, and because it is impossible to calculate future income, it is not currently possible to calculate an individual participant’s retirement benefits.

(f)
With respect to Mr. Crain, reflects reimbursement for tax preparation services in each year and for a physical examination in 2010, all in accordance with the terms of his employment agreement. With respect to Mr. Sabin for 2010, consists of a two-month housing reimbursement ($2,197), moving expenses ($5,328) and airfare reimbursement for four weekends ($600) in connection with his relocation to Los Angeles, all in accordance with the terms of his employment agreement.

2010 Grants of Plan-Based Awards
The following table provides information with respect to non-equity incentive plan awards to the NEOs in 2010 as well as equity awards made to the NEOs in 2010.

										All Other
									All Other	Option
									Stock	Awards:	Exercise or	Grant Date
									Awards:	Number of	Base Price	Fair Value
			Estimated Possible(1) Payouts Under			Estimated Future Payouts Under			Number of	Securities	of Option/	of Stock
			Non-equity Incentive Plan Awards			Equity Incentive Plan Awards			Shares of	Underlying	SAR	and Option
			Threshold	Target	Max	Threshold	Target	Max	Stock or	Options/	Awards	Awards
Name	Plan	Grant Date	($)(2)	($)(2)	($)(2)	(#)	(#)	(#)	Units (#)	SARs (#)	($/Sh)(5)	($)(6)

Bruce Crain(3)	IC Program	—	63,422	422,813	732,875
	EI Plan	3/08/2010							36,000			181,080
	EI Plan	3/08/2010								103,000	5.03	346,080

Guy Paglinco(3)	IC Program	—	17,888	119,250	178,875
	EI Plan	3/08/2010							10,000			50,300
	EI Plan	3/08/2010								28,000	5.03	94,080

Marc Goldfarb(3)	IC Program	—	24,991	166,604	249,905
	EI Plan	3/08/2010							12,000			60,360
	EI Plan	3/08/2010								35,000	5.03	117,600

Lawrence Bivona(4)	IC Program	—	24,375	162,500	243,750
	EI Plan	3/08/2010							12,000			60,360
	EI Plan	3/08/2010								35,000	5.03	117,600

David C. Sabin	IC Program	—	35,625	237,500	356,251
	EI Plan								n/a	n/a	n/a	n/a

(1)
The numbers in the table represent potential payouts under the IC Program for 2010 with respect to all NEOs. Actual amounts earned by each NEO during 2010 are disclosed in the Summary Compensation Table above.

(2)
As is described more fully in the Compensation Discussion and Analysis above, whereas actual threshold, targets and maximums exist for the corporate component of the IC Program for all NEOs, NEOs could have earned between 0% — 150% of their Part B Amount (173.3% in the case of Mr. Crain), in the discretion of the Compensation Committee, with respect to the individual goals and objectives component of the IC Program. For purposes of this table, we have assumed that 20% of the Part A Amount (the threshold amount for such component) and 0% of the Part B Amount was earned in the “Threshold” column (there is no “threshold” concept with respect to individual goals), 100% of each of the Part A Amount and Part B Amount was earned in the “Target” column, and the maximum amount awardable with respect to each of the Part A Amount and the Part B Amount was earned in the “Maximum” column.

(3)
Messrs. Crain, Paglinco and Goldfarb participated in the 2009 ESPP during 2010. In connection therewith, for 2010, each of Messrs. Crain, Paglinco and Goldfarb authorized payroll deductions equal to an aggregate of $21,250, and purchased an aggregate of 5,339 shares of Common Stock pursuant thereto as of December 31, 2010. See “Employee Stock Purchase Plan” under the section captioned “Other Elements of Compensation and Related Benefits” in the Compensation Discussion and Analysis for a description of the 2009 ESPP.

(4)
As a result of the termination of Mr. Bivona’s employment with the Company as of March 14, 2011, 16,800 options, 73,000 SARs, 9,600 RSUs, and 2,580 shares of restricted stock were forfeited upon such termination (as they were all unvested), and 11,200 vested but unexercised options and 37,000 vested but unexercised SARs were also forfeited as of such date.

(5)	The exercise price of the stock options and SARs is equal to the closing price of our Common Stock on the NYSE on the date of grant.

(6)
Amounts represent the grant date fair value of: (i) the grant of SARs to each of Messrs. Crain (103,000), Paglinco (28,000), Goldfarb (35,000), and Bivona (35,000) during 2010, (ii) the grant of RSUs to each of Messrs. Crain (36,000), Paglinco (10,000), Goldfarb (12,000) and Bivona (12,000) in 2010, in each case computed in accordance with FASB ASC Topic 718. All grants were made under the EI Plan, and have a ratable vesting period of five years, commencing on March 8, 2011. Assumptions used in determining the grant date fair values can be found in the Original Filing, in footnote 15 to the Notes to Consolidated Financial Statements.

Employment Contracts and Arrangements
Mr. Crain
As of December 4, 2007 (the “Commencement Date”), Mr. Crain entered into an agreement, amended as of August 10, 2009 (the “Crain Agreement”) with the Company, with respect to his employment as President and Chief Executive Officer of the Company, at an annual base salary of $550,000. Mr. Crain’s base salary may not be decreased during the term of his employment with the Company, and is subject to annual increase in the discretion of the Compensation Committee (his base salary for 2010 was $563,750). The Company has also agreed to nominate him as a member of the Board during the term of the Crain Agreement. Commencing in 2008, Mr. Crain became eligible for an annual cash incentive compensation opportunity in an amount not less than 75% of his base salary at target and 130% at maximum. Mr. Crain’s performance goals in respect of such incentive compensation opportunity, which are established by the Compensation Committee annually in consultation with Mr. Crain, may not be established at levels that are more difficult to achieve than for other IC Program participants who have identical performance measures. The Compensation Committee determined that 75% of Mr. Crain’s incentive compensation opportunity for 2010 would be based upon achievement by the Company of the consolidated Adjusted EBITDA Targets applicable to corporate participants under the IC Program, and 25% would be based on achievement in five distinct categories of personal goals. No IC Bonus was awarded to Mr. Crain for 2010 (See CD&A above under the caption “2010 Incentive Compensation for Mr. Crain”).
Also pursuant to the Crain Agreement, on December 5, 2007, Mr. Crain was awarded 85,000 shares of restricted stock under the Company’s 2004 Stock Option, Restricted and Non-Restricted Stock Plan (the “2004 Plan”). In addition, on December 5, 2007, Mr. Crain was granted 100,000 stock options pursuant to the 2004 Plan. An additional 20,000 options were granted to Mr. Crain on December 5, 2007 outside of the 2004 Plan (due to grant limitations therein), and an additional 100,000 options were granted to Mr. Crain on January 4, 2008 under the 2004 Plan. Each grant of options and restricted stock described above (collectively, the “Equity Awards”, and as to the options only, the “Options”) were made pursuant to an option agreement or a restricted stock agreement, as applicable, and the vesting provisions and exercisability period of such awards are described in detail on an award-by-award basis in the footnotes to the “2010 Outstanding Awards at Fiscal Year End” table below. The exercise price of the Options is the closing price of the Company’s Common Stock on the NYSE on the date of grant. Future equity grants are at the discretion of the Compensation Committee. See the “2010 Grants of Plan Based Awards” table for a description of equity granted to Mr. Crain in 2010.
Pursuant to the Crain Agreement, Mr. Crain is entitled to participate in the Company’s employee benefit plans and programs applicable to senior executives generally and on a basis no less favorable than those provided to other senior executives. In addition, Mr. Crain is entitled to life insurance coverage equal to 200% of his annual base salary (or the life insurance benefit under the Company’s life insurance program for senior executives if the latter would provide for a higher level of coverage), long-term disability benefits during the period of disability equal to 50% of his base salary (prior to offsets provided in the Company’s long-term disability plan) through the Company’s long-term disability plan and a supplemental disability program (the Company will use commercially reasonable best efforts to arrange for the provision of all or part of the supplemental disability benefit on a non-taxable basis to Mr. Crain), reimbursement for tax preparation and financial planning services not to exceed $5,000 annually, reimbursement for an annual physical examination and director’s and officer’s liability insurance coverage during the term of his employment and for six years thereafter in an annual amount equal to at least the greater of $5.0 million or the coverage provided to any other present or former senior executive or director of the Company. Mr. Crain was also entitled to reimbursement for his legal fees in connection with the Crain Agreement and the consulting arrangement he had with the Company prior to execution of the Crain Agreement, up to a maximum of $25,000, and outplacement services in the event of his termination without Cause or termination for Good Reason for a period of six months following such termination in an amount not to exceed $10,000. Mr. Crain is not a participant in the Company’s Severance Policy. Mr. Crain is entitled to three week’s vacation annually (one week more than he would be entitled to based on tenure). See footnote 5 of the “Summary Compensation Table” above for a description of perquisites received by Mr. Crain during 2010.
If the employment of Mr. Crain is terminated by the Company for Cause (defined generally to mean: wrongful refusal, or repeated willful failure, to perform his duties, willful gross neglect, willful gross misconduct or willful fraud with regard to the Company or its assets; or his conviction of, or plea of guilty or nolo contendere to, a felony) or by Mr. Crain without Good Reason (defined generally to mean: (i) removal from his position as CEO or other material diminution of his duties or authority (excluding a sale or change in business strategy); (ii) failure to maintain his salary or bonus opportunity; (iii) failure to make material payments to him when due; (iv) specified relocations; (v) failure to nominate the Executive to be a member of the Board; or (vi) any failure promptly to obtain the assumption of the Crain Agreement by any successor to the Company by way of merger of consolidation), he will be entitled to receive his base salary earned through the date of termination, bonus amounts earned for any prior year and not yet paid, and other amounts and benefits, if any, provided under applicable Company programs and policies (collectively, the “Accrued Benefits”). In addition, the unvested portion of all equity awards will be cancelled or immediately forfeited, as applicable, and any unexercised, vested portion of the Options shall remain exercisable for the shorter of 90 days following the date of termination and the remainder of their term.
If the Company terminates the employment of Mr. Crain without Cause or he terminates his employment for Good Reason (not within the 120 day period prior or subsequent to a Change of Control, defined generally to mean: (A) where any person or group, subject to specified exceptions, becomes the beneficial owner of 25% or more of the voting power of the Company, (B) as a result of specified events, a defined group of directors ceases to be a majority of the Board, (C) consummation of specified business combinations or sales of assets involving the Company, or (D) consummation of specified business combinations or sales or assets that do not constitute a Change in Control, and within a 90-day period thereafter, any two persons or groups, subject to specified exceptions, each become the beneficial owner of more than 20% of the Company’s voting power, or any person or group, subject to specified exceptions, becomes the owner of more than 40% of the Company’s voting power), Mr. Crain will be entitled to receive his base salary earned through the date of termination and for a period of six months thereafter, bonus amounts earned for any prior year and not yet paid, continued life insurance coverage (as set forth in the Crain Agreement) for a period of six months following the date of termination, coverage under the Company’s medical and dental, if any, programs during the twelve-month period following the date of termination, and in the event of termination without Cause only, the pro-rata portion of his bonus for the year in which the date of termination occurs based on actual performance for such year. Also in the event of any such termination, the Equity Awards will become immediately vested and/or non-forfeitable, as applicable, to the same extent as if Mr. Crain had completed an additional two years of service after the date of termination, and the Options shall remain exercisable for the shorter of 90 days following the date of termination and the remainder of their term.

If Mr. Crain’s employment is terminated without Cause by the Company or by Mr. Crain with Good Reason, in either case within the 120 day period prior to or the 120 day period following a Change in Control, he will be entitled to receive: (i) his base salary for a period of 21 months after the termination date (instead of 6 months); and (ii) coverage under the Company’s life insurance programs for 12 months following the termination date (instead of 6 months). In addition, bonus calculations with respect to such termination will be applied to the year in which the earlier of the termination date or the Change in Control occurs (the earlier of such dates, the “Trigger Date”), and will be based on actual targets (pro rated through the Trigger Date) and performance achieved through the Trigger Date (provided, if targets have not been set by the Company for the year in which the Trigger Date occurs, such bonus will be based on actual targets and performance achieved for the year prior to the year in which the Trigger Date occurs, and prorated as set forth above as if the Trigger Date occurred in such prior year), in each case with the amount of the bonus prorated for the period of the relevant year through the Trigger Date. Subject to the following paragraph, other benefits to which Mr. Crain is entitled in the event of a termination without Cause by the Company or for Good Reason by Mr. Crain (including with respect to the acceleration of the Equity Awards), generally apply.
In the event of a Change in Control, all equity granted to Mr. Crain as of the date of August 10, 2009, including the Equity Awards (“2009 Equity”) will become immediately vested or non-forfeitable, as applicable, and if a Change in Control occurs within 6 months following a termination of the employment of Mr. Crain without Cause, the remaining unvested portion of the 2009 Equity will vest, and any unexercised portion of the 2009 Equity will remain exercisable for one year following the Change in Control, or their respective expiration dates, whichever is earlier.
If the employment of Mr. Crain is terminated by the Company as a result of his Disability (as defined in the Crain Agreement), he will be entitled to receive the Accrued Benefits, as well as the long-term disability benefit described above. If the employment of Mr. Crain is terminated as a result of his death, his estate will be entitled to receive the Accrued Benefits, and his designated beneficiary (or his estate in the absence of such designation) will be entitled to receive the life insurance benefit described above. In addition, in the event that the employment of Mr. Crain is terminated as a result of his death or Disability, he, his estate, or his designated beneficiary, as applicable, will be entitled to the pro-rata portion of the bonus for the year in which the date of termination occurs based on actual performance for such year, and the Equity Awards will become immediately vested and/or non-forfeitable, as applicable, to the same extent as if Mr. Crain had completed an additional two years of service after the date of termination, and the Options shall remain exercisable for the shorter of one year following the date of termination and the remainder of their term.
The acceleration of vesting, lapse of restrictions and exercisability period of equity awards granted to Mr. Crain under various termination events that are not specifically addressed in the Crain Agreement are governed by the award agreements covering the applicable grants, described in detail on an award-by-award basis in the footnotes to the “2010 Outstanding Awards at Fiscal Year End” table below.
The Crain Agreement includes a restriction against specified competitive activities during Mr. Crain’s employment by the Company and for a period of one year thereafter and a non-solicitation agreement for a period of two years.
If Mr. Crain determines that any amounts due to him under the Crain Agreement and any other plan or program of the Company constitute a “parachute payment,” as such term is defined in Section 280G(b)(2) of the Code, and the amount of the parachute payment, reduced by all federal, state and local taxes applicable thereto, including the excise tax imposed pursuant to Section 4999 of the Code, is less than the amount that he would receive if he were paid three times his “base amount,” as defined in Section 280G(b)(3) of the Code, less $1.00, reduced by all federal, state and local taxes applicable thereto, then at Mr. Crain’s request the Company shall reduce the aggregate of the amounts constituting the parachute payment to an amount that will equal three times his base amount less $1.00.
In the event of any termination of the employment of Mr. Crain, he is under no obligation to seek other employment, and there shall be no offset against any amounts due him on account of any remuneration attributable to any subsequent employment that he may obtain.
Mr. Paglinco
Mr. Paglinco was hired as Vice President — Corporate Controller of the Company in September 2006. He was promoted to Vice President and Chief Accounting Officer in November 2007, and assumed the additional role of interim Chief Financial Officer as of January 30, 2009. Effective August 14, 2009, he was promoted to Vice President and Chief Financial Officer of the Company. In connection therewith, his annual base salary was increased from $214,000 to $265,000, his Applicable Percentage under the Company’s IC Program was increased from 35% to 45% (effective for 2010), and he was issued 10,000 stock appreciation rights and 5,000 restricted stock units under the EI Plan, each with a five-year vesting period, commencing on August 14, 2010. His base salary during 2010 was $265,000. Future option grants are at the discretion of the Compensation Committee. See the “2010 Grants of Plan Based Awards” table for a description of equity granted to Mr. Paglinco in 2010. His employment is “at will”.
Pursuant to his current arrangement with the Company, Mr. Paglinco is also entitled to participate generally in all retirement, savings, welfare and other employee benefit plans and arrangements provided to other executive officers of the Company, including the Company’s Severance Policy, and receives a monthly car allowance. Mr. Paglinco is also entitled to three weeks annual vacation. In addition, the March 30, 2007 amendments to the Severance Policy are applicable to Mr. Paglinco; i.e., in the event such amendments are triggered, he will be entitled to receive payments and benefits under the Severance Policy for a period of 12 months following a qualified termination.
Mr. Goldfarb
On September 26, 2005, Marc S. Goldfarb was hired as Vice President, General Counsel and Secretary of the Company at an annual base salary of $260,000. In accordance with the terms of his current employment arrangement with the Company, Mr. Goldfarb serves as Senior Vice President and General Counsel of the Company (as of May 31, 2006) and during 2010, his annual base salary was $333,207. Pursuant to his current arrangement, Mr. Goldfarb is entitled to participate in the IC Program, with an Applicable Percentage of 50%. Mr. Goldfarb was granted 40,000 stock options pursuant to the 2004 Plan in connection with the commencement of his employment. Future option grants are at the discretion of the Compensation Committee. See the “2010 Grants of Plan Based Awards” table for a description of equity granted to Mr. Goldfarb in 2010. His employment is “at will”.
Pursuant to his arrangement with the Company, Mr. Goldfarb is also entitled to participate generally in all retirement, savings, welfare and other employee benefit plans and arrangements provided to other executive officers of the Company, including the Company’s Severance Policy (with a guaranteed minimum of 8 months of severance thereunder), and receives a monthly car allowance. Mr. Goldfarb is also entitled to three weeks annual vacation. In addition, the March 30, 2007 amendments to the Severance Policy are applicable to Mr. Goldfarb; i.e., in the event such amendments are triggered, Mr. Goldfarb will be entitled to receive payments and benefits under the Severance Policy for a period of 12 months following a qualified termination.

Mr. Bivona
Lawrence Bivona served as President of LaJobi, Inc. until March 14, 2011 pursuant to an employment agreement dated as of April 2, 2008 (the “Bivona Agreement”), at an annual base salary of $325,000 during 2010 (“Base Salary”). Mr. Bivona was a participant in the IC Program, with an Applicable Percentage of 50% during 2010. In connection with the execution of and pursuant to the Bivona Agreement, Mr. Bivona was granted 28,000 stock options and 4,300 shares of restricted stock pursuant to the 2004 Plan. In addition, pursuant to the terms of the Bivona Agreement, during each of 2009 and 2010, additional equity grants were to be made to Mr. Bivona, valued at $50,000. Further annual equity grants were at the discretion of the Company. His employment was “at will”. See the “2010 Grants of Plan Based Awards” table for a description of equity granted to Mr. Bivona in 2010.
Pursuant to the terms of the Bivona Agreement, Mr. Bivona was entitled: (i) to be included in any life insurance, disability insurance, medical, dental or health insurance, savings, pension and retirement plans and other similar benefit plans or programs (including, if applicable, any excess benefit or supplemental executive retirement plans) maintained by the Company for the benefit of its key executives (“Benefit Plans”); (ii) to be provided with any other perquisites generally provided to all other senior executives of the Company on terms no less favorable than those provided to any other such executive; (iii) to four weeks annual paid vacation and holiday leave per the terms of LaJobi’s employee policies manual in effect from time to time; (iv) to reimbursement for the cost of leasing and operating an automobile (including insurance and maintenance), up to a maximum reimbursement of $1,000 per month; (v) while Mr. Bivona was employed, to be included under any director’s and officer’s liability insurance policy maintained by LaJobi or the Company on terms and conditions (including scope, deductibles, etc.) no less favorable to him than those applicable to any person who is solely an officer and/or director of a subsidiary of the Company; and (vi) to an additional amount (the “Gross Up Payment”) if any payment made to him becomes subject to the excess tax provided for in Section 409A of the Internal Revenue Code (a “409A Violation”). The Gross Up Payment shall equal an amount such that after Mr. Bivona’s payment of all taxes, interest, and penalties imposed on the Gross Up Payment, he retains an amount of the Gross Up Payment equal to the sum of (A) the interest under Section 409A(a)(1)(B)(i)(I) of the Internal Revenue Code (the “Code”) resulting from the 409A Violation; (B) the additional tax under Section 409A(a)(1)(B)(i)(II) of the Code resulting from such 409A Violation; (C) any penalties resulting from such 409A Violation; and (D) if Mr. Bivona recognizes income prior to the taxable year that the income would have been included in his gross income in the absence of such 409A Violation, the amount of the taxes on the income recognized other than the additional tax under subclause (B). LaJobi also agreed to indemnify Mr. Bivona for all costs, expenses, and reasonable attorney’s and paralegal’s fees incurred by him as a result of any audit by any tax authorities to the extent the same relates to the tax consequences of such 409A Violation (the “Indemnified Amount”). See footnote 5 of the “Summary Compensation Table” above for a description of perquisites received by Mr. Bivona during 2010.
If Mr. Bivona’s employment is terminated due to his death, disability, for Cause (generally defined as the commission of any felony or any other act involving fraud, theft or embezzlement; the commission of intentional acts that materially impair the goodwill or business of the Company or cause material damage to its property, goodwill, or business, or the refusal to, or willful failure to perform his material duties) or without Good Reason (as defined in the Bivona Agreement), he would be entitled to his salary through his final day of active employment, any unreimbursed expenses and any accrued but unused vacation pay. He would also be entitled to any benefits mandated under the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA) or required under the terms of any death, insurance or retirement plan, program or agreement provided by the Company and in which he participates (“Mandated Benefits”). If Mr. Bivona’s employment was terminated either without Cause or for Good Reason (each as defined in the Bivona Agreement), he would have been entitled to: (i) his salary through his final date of active employment, any unreimbursed expenses and any accrued but unused vacation pay; and (ii) as severance, twelve (12) months of (a) Base Salary continuation, payable at the regular payroll periods of LaJobi and (b) continuation of participation in the Benefit Plans. As a condition to receiving such severance amounts, Mr. Bivona would have been required to execute a release of claims in an agreed-upon form within twenty-one (21) days after the date of termination. Mr. Bivona would not have had the obligation to mitigate damages, and subsequent employment would not have affected or altered the payment of any amounts payable to him under the Bivona Agreement. Additionally, Mr. Bivona would be entitled to any Mandated Benefits.
As a result of the termination of Mr. Bivona’s employment as of March 14, 2011, Mr. Bivona received his salary through his final day of active employment, any unreimbursed expenses and any accrued but unused vacation pay. He may also be entitled to any benefits mandated under COBRA.
The Bivona Agreement includes non-solicitation agreements and restrictions against specified competitive activities during the period of his employment and, with respect to specified activities, for a period of 1 year thereafter.
Mr. Sabin
Mr. Sabin serves as the President of Kids Line (since January 2010) and CoCaLo (since September 2010) pursuant to an employment agreement dated December 7, 2009. His employment agreement provides for an annual base salary of $475,000 (applicable in 2010). Mr. Sabin is entitled to participate in the IC Program, with a 2010 Applicable Percentage of 50%, with a potential compensation opportunity equal to 75% of his base salary.
In the event that Mr. Sabin’s employment is terminated for reason other than Cause (defined generally as: (A) refusal or repeated failure to perform his duties, (B) gross negligence or willful misconduct; (C) misappropriation or fraud with regard to Kids Line or the Company or its assets; or (D) conviction of, or the pleading of guilty or nolo contendere to, a felony or, to the extent involving the assets or business of Kids Line or the Company, a misdemeanor or other criminal offense) or other than his own voluntary resignation, he will be eligible to receive severance in accordance with the Company’s Severance Policy; provided, that he will at all times be entitled to a severance period equal to two times (2X) the severance period provided in the Severance Policy up to a maximum of twelve months. References in the Severance Policy to (i) “Company” shall be read as references to “Kids Line”, (ii) “the New York metropolitan area” shall be read as references to “the Los Angeles metropolitan area” and (iii) “the Change-in-Control Severance Plan” shall be disregarded, as such plan has been terminated.
Mr. Sabin is also eligible to participate in all benefit programs made generally available to executives of Kids Line, as the same may be modified from time to time. In addition, during a portion of 2010, Mr. Sabin received the benefit of the use of an automobile that had been previously leased by Kids Line (the lease expired during 2010, and no other automobile benefits are provided to Mr. Sabin).
Further, Mr. Sabin was entitled to reimbursement of expenses relating to his temporary housing for a period of two months and the packing and movement of his household goods, as well as roundtrip airfare to San Francisco for a maximum of 50% of weekends during such two-month relocation period, subject to a pre-approved budget, and is entitled to three weeks’ annual vacation (two weeks more than he would be entitled to based on tenure). See footnote 5 of the “Summary Compensation Table” above for a description of perquisites received by Mr. Sabin during 2010.
Mr. Sabin’s employment agreement contains a confidentiality, non-disparagement and one-year post-employment non-solicitation provision with respect to any person who is to his knowledge then employed or retained by the Company or any of its subsidiaries.

Mr. Sabin was granted 150,000 SARs and 25,000 RSUs at the commencement of his employment. Further equity grants are at the discretion of the Compensation Committee. Pursuant to the terms of his employment agreement, to the extent that the Compensation Committee exercises its discretion to accelerate or modify the equity award of any officer or director of the Company, Mr. Sabin’s equity award will be treated no less favorably than those of such other officer or director; provided, that this provision will not be applicable to any such acceleration or modification that is in connection with the occurrence of a merger, consolidation, business combination, sale of all or substantially all of the assets or stock, or any similar corporate transaction, in each case involving solely a subsidiary or business unit of the Company (and the officers thereof) other than Kids Line. Mr. Sabin’s employment is “at will”.
See the Summary Compensation Table above for information with respect to compensation received by the NEOs under their employment agreements and arrangements during 2010.
Termination of Employment and Change-In-Control Arrangements
(i) 40l(k) Plans
The Company offers eligible employees the opportunity to participate in a 401(k) Plan based on employees’ pretax salary deferrals with Company matching contributions. As a result of the Company’s historical acquisition strategy, the 401(k) Plans may differ among the Company and its subsidiaries. Participating employees may elect to contribute from 1% to 80% (but not in excess of the amount permitted by the Code, i.e., $16,500 in 2010, and $22,000 in 2010 for employees age 50 and older who elect to make catch-up contributions) of their compensation, on a pretax basis, to the relevant 401(k) Plan. Because the 401(k) Plans are qualified defined contribution plans, if certain highly compensated employees’ contributions exceed the amount prescribed by the Code, such contributions will be reduced or limited. Employees’ contributions are invested in one or more of several funds (as selected by each participating employee). The Company, LaJobi and Sassy match a portion (either one-half of any amount up to 6%, or 100% of any amount up to 3%, of salary contributed) of the compensation deferred by each employee, and Kids Line contributes 3% of eligible salary pursuant to the safe harbor provisions of Section 401(k) of the Code. Matching contributions are fully vested after four years of employment at the rate of 25% per year of employment (after six years of employment for LaJobi). Under certain circumstances, the 401(k) Plans permit participants to make withdrawals or receive loans therefrom prior to retirement age.
(ii) Severance Policy
The Compensation Committee adopted an amendment (the “Amendment”) to the Company’s general severance policy (which previously allowed for a maximum of six week’s severance pay under specified circumstances), applicable in general only to employees who are domestic vice presidents or above and who are designated by the Committee as eligible participants in the plan (collectively, “DVPs”), effective February 11, 2003. This severance policy was further amended as of March 30, 2007, as described below, and on December 22, 2008 to address the provisions of Section 409A of the Code and to clarify the scope of the plan (as so amended, the “Severance Policy”).
Benefits. If a DVP’s employment with the Company is terminated by the Company without “Cause” (defined generally as refusal or repeated failure to perform such DVP’s duties as an employee of the Company; gross negligence or willful misconduct in connection with such DVP’s employment by the Company; misappropriation or fraud with regard to the Company or its assets; or conviction of, or the pleading of guilty or nolo contendere to, a felony or, to the extent involving the assets or business of the Company, a misdemeanor or other criminal offense), such DVP will be paid “Severance Payments” ranging from a minimum amount equal to 4 months of such DVP’s base salary in effect on the date of termination, exclusive of any bonuses or commissions (“Current Salary”)

to a maximum amount equal to 12 months of such DVP’s Current Salary, depending on the period of time that such DVP was employed by the Company at the time of such termination. The time period on which Severance Payments are based (i.e., 4 months of total employment, 6 months of total employment, etc.) shall be the “Severance Period”. Severance Payments will be paid over the course of the relevant Severance Period in accordance with the Company’s regular salary payment schedule (not in a lump sum), unless otherwise required by Section 409A of the Code (in which case payments will be made in the manner set forth in the Severance Policy). As of March 30, 2007, the Company amended the Severance Policy to specify that notwithstanding anything to the contrary therein, in the event that the employment of specified DVPs is terminated in connection with the consummation of certain corporate transactions, the severance payments and benefits applicable to such terminated DVP will be extended by an additional 4 months up to a maximum Severance Period of 12 months.
During the relevant Severance Period, the Company will continue to provide the terminated DVP with medical and other insurance benefits, in each case to the extent and on substantially the same basis (including relevant payroll deductions) as provided immediately prior to the termination (subject to provisions intended to address Section 409A of the Code). In addition, for a period of 60 days following the DVP’s termination, the Company will continue to provide to the DVP use of an automobile or an equivalent payment therefor.
Termination of Severance Payments. If the terminated DVP obtains gainful employment during the Severance Period, the Amendment provides that Severance Payments will terminate on the date that such new employment commences.
Amendment. The Company reserves the right to amend, in whole or in part, or terminate, the Severance Policy, provided that no amendment to the Severance Policy will become effective (as to a person covered thereby prior to such amendment) prior to the date which is six months from the date such amendment is approved by the Board or the Compensation Committee, and provided further that an amendment may become effective earlier if it will result in the avoidance of the excise tax and/or interest imposed under Section 409A of the Code without materially diminishing the economic benefit to a DVP.
General Release. As a condition to the receipt of any Severance Payments, each terminated DVP will be required to execute the Company’s form of General Release, which provides generally for the following: (i) an irrevocable release by the DVP of existing or future claims against the Company and specified related parties arising out of the performance of services to or on behalf of the Company by such DVP through the date of such release, (ii) an agreement by the DVP to keep all non-public information pertaining to the Company and specified parties confidential, (iii) an agreement by the DVP not to disparage the Company or specified related persons and (iv) an affirmation by the DVP of his/her obligations under or pursuant to any restrictive covenant (non-compete) agreements that such DVP signed with the Company. In the event that such release is not executed within 45 days of its delivery to the relevant DVP, such DVP will be entitled to only one week of severance pay for each year of service, with a maximum severance payment equal to six (6) weeks of severance pay, less any applicable withholdings, in addition to medical and dental insurance coverage (if enrolled therein on the date of termination of employment), paid by the Company, until the end of the month of termination. Thereafter, the DVP will be entitled to continue his/her medical and dental insurance coverage, at his/her expense, pursuant to the provisions of COBRA.
Rights Under Other Agreements. The Amendment supersedes any other agreement between the Company and a DVP that provides for lesser benefits with respect to the type of termination covered thereby in effect on the effective date of the Amendment or thereafter.

Equity Incentive Plan
The Board adopted the Equity Incentive Plan (the “EI Plan”) on June 3, 2008, and the EI Plan was approved by the Company’s shareholders as of July 10, 2008. The EI Plan is a successor to the 2004 Plan (defined below), which terminated as of the date of such approval (although outstanding awards thereunder will continue to be covered by its terms).
Awards
The EI Plan provides for awards in any one or a combination of: (a) stock options, (b) SARs, (c) Restricted Stock, (d) RSUs, (e) non-restricted stock, and/or (f) dividend equivalent rights. Any award under the EI Plan may, as determined by the committee administering the EI Plan (the “Plan Committee”) in its sole discretion, constitute a “Performance-Based Award” (an award that qualifies for the performance-based compensation exemption of Section 162(m) of the Internal Revenue Code of 1986, as amended). All awards granted under the EI Plan will be evidenced by a written agreement between the Company and each participant (which need not be identical with respect to each grant or participant) that will provide the terms and conditions, not inconsistent with the requirements of the EI Plan, associated with such awards, as determined by the Plan Committee in its sole discretion. Award agreements must be executed by the Company and a participant in order for the award covered by such agreement to be effective.
Reserved Shares
A total of 1,500,000 shares of Common Stock have been reserved that may be subject to, delivered in connection with, and/or available for awards under the EI Plan, which will consist of authorized but unissued shares of Common Stock or shares of Common Stock held in treasury. Awards under the EI Plan are counted against the reserved shares as described in the EI Plan. In the event all or a portion of an award is forfeited, terminated or cancelled, expires, is settled for cash, or otherwise does not result in the issuance of all or a portion of the shares of Common Stock subject to the award in connection with the exercise or settlement of such award (“Unissued Shares”), such Unissued Shares will in each case again be available for awards under the EI Plan, as described therein. The preceding sentence will apply to any awards outstanding on the effective date of the EI Plan under the 2004 Plan (discussed below), up to a maximum of an additional 1,750,000 shares. Subject to the terms of the EI Plan, assumed or replacement awards in connection with the acquisition of any business by the Company or any of its subsidiaries shall be in addition to those available thereunder.
Participants
Participants are officers (including directors), non-employee (outside) directors, employees and specified consultants of the Company or any of its subsidiaries selected by the Plan Committee in its sole discretion to receive an award under the EI Plan. Incentive Stock Options may not be awarded to participants who are not employees of the Company.
Administration of the Plan
The Plan Committee must be a committee comprised of at least two (2) directors, each of whom shall be, to the extent applicable an “outside director” within the meaning of Section 162(m) of the Code. In the absence of a contrary appointment by the Board, the Plan Committee will be the Compensation Committee, except regarding awards to outside directors, with respect to whom the Board will act as the Plan Committee. The Plan Committee, subject to the limitations set forth in the EI Plan, has absolute discretion and authority: (i) to make and administer grants under the EI Plan (including to determine the form, amount and other terms and conditions of awards granted, and to waive, amend or modify conditions initially established for grants, including to accelerate vesting and to extend or limit the exercisability of grants, except as specifically restricted by the EI Plan), (ii) to determine when and to which individuals awards will be granted, (iii) to determine whether, to what extent and under what circumstances awards may be settled, paid or exercised in cash, Common Stock or other property, or canceled, forfeited or suspended, (iv) to determine the terms and provisions of any award agreement and any amendment of such award agreement, and (v) to establish, amend, waive and/or rescind any rules and regulations as it deems necessary for the proper administration of the EI Plan, including to make such determinations and interpretations and to take such actions in connection with the EI Plan and any awards granted thereunder as it deems necessary or advisable to carry out its purposes.
Grant Date
The grant date is the date designated by the Plan Committee as the date of an award under the EI Plan, which will not be earlier than the date the Plan Committee authorizes (by resolution or written action) the grant of such award, notwithstanding the date of any award agreement evidencing such award. In the absence of a designated date or fixed method of computing such date being specifically set forth in the Plan Committee’s resolution, then the date of grant will be the date of the Plan Committee’s resolution or action.
Limitations on Grants
Grants under the EI Plan can be made to any eligible individual at the discretion of the Plan Committee at any time. All grants of Stock Options are subject to a 350,000 shares per participant per plan year limit. In the case of Incentive Stock Options, the aggregate fair market value (as of the date of grant) of all shares of Common Stock underlying any grant of Incentive Stock Options, however made, that become exercisable by a participant during any calendar year may not exceed $100,000 (options granted in excess of this amount shall not be treated as Incentive Stock Options). Grants of Incentive Stock Options are subject to other restrictions set forth in the EI Plan.
Vesting, Term and Acceleration Provisions
Stock Options. Each Stock Option will be subject to such terms and conditions, including vesting, as the Plan Committee may determine from time to time in its discretion, provided that no Stock Option shall be exercisable later than 10 years from the date of grant (5 years in the case of an Incentive Stock Options granted to a Ten-Percent Stockholder (as defined in the EI Plan)). Notwithstanding the foregoing, unless otherwise provided in the award agreement relating to such award, each Stock Option shall vest and become exercisable ratably over five years (20% per year), commencing on the first anniversary of the date of grant, and shall continue to be exercisable for a period of 10 years from the date of grant.
Unless otherwise provided in the award agreement governing such Stock Options (other than with respect to awards of Stock Options to outside directors, which is discussed in the following paragraph), (i) upon Disability (as defined in the EI Plan) or death, all unvested options vest, and all unexercised options may be exercised for up to one year or the remaining term of the Stock Option, if earlier; and (ii) if a participant’s employment is terminated for any other reason, all unexercised Stock Options are cancelled as of the termination date; provided however, if a participant’s employment is terminated for reasons other than Cause (as defined in the EI Plan), vested unexercised Stock Options may be exercised within 90 days of termination, or the remaining term of the Stock Option, if earlier, and if a participant retires (as defined in the Company’s 401(k) plan), vested unexercised Stock Options may be exercised within 1 year of such retirement, or the remaining term of the Stock Option, if earlier. With respect to awards of Stock Options to outside directors, unless otherwise provided in the award agreement governing such Stock Options, in the event of the death or Disability (as defined in the EI Plan) of a participant while serving as a member of the Board, all unexercised options vest, and may be exercised for up to one year or the remaining term of the Stock Option, if earlier; if a participant ceases to serve as a member of the Board for any other reason, vested options shall be exercisable for a period of 90 days following termination, or the remaining term of the Stock Option, if earlier.

Stock Appreciation Rights. Each SAR will be subject to such terms and conditions, including vesting, as the Plan Committee determines in its sole discretion; provided, however, that if an SAR is granted in tandem with a Stock Option, the SAR will become exercisable and expire in the same manner as the corresponding Stock Option, unless otherwise determined by the Plan Committee, and provided further, that if an SAR is granted in tandem with an Incentive Stock Option, such SAR will be exercisable only if the fair market value of a share of Common Stock on the date of exercise exceeds the exercise price of the related Incentive Stock Option. SARs will be exercisable at such time or times as shall be determined by the Plan Committee in its sole discretion; provided, however, that no SARs shall be exercisable later than ten (10) years after the date of grant. SARs shall terminate at such earlier times and upon such conditions or circumstances determined by the Plan Committee in its sole discretion.
Restricted Stock Awards. Awards of Restricted Stock may be subject to such restrictions, terms and conditions as the Plan Committee determines in its sole discretion, including a requirement of a cash or other payment therefore in whole or in part. Notwithstanding the foregoing, unless otherwise provided in the award agreement relating to the award of Restricted Stock, such awards will vest ratably over five years (20% per year), beginning on the first anniversary of the Date of Grant, and upon vesting, shall not be subject to any further restrictions. The Plan Committee may, in its sole discretion, accelerate the time at which any or all restrictions will lapse or remove any or all of such restrictions. Unless otherwise provided in an agreement governing the award, upon a participant’s termination of employment for any reason (not including an authorized leave of absence) all non-vested restricted stock is forfeited, except in the event of Disability (as defined in the EI Plan) or death, in which case all restrictions lapse as of the date of the relevant event.
Stock Units. Stock Units may be subject to such terms and conditions including, but not limited to, vesting, acceleration of vesting and forfeiture as the Plan Committee determines in its sole discretion.
Dividend Equivalent Rights. Dividend Equivalent Rights may be granted in tandem with another award or as a separate award. The terms and conditions applicable to each Dividend Equivalent Right, including vesting, risks of forfeiture and other restrictions, will be determined by the Plan Committee in its sole discretion. Amounts payable in respect of Dividend Equivalent Rights may be paid currently or withheld until the lapsing of any applicable restrictions thereon or until the vesting, exercise, payment, settlement or other lapse of restrictions on the award to which the Dividend Equivalent Rights relate.
Performance Based Awards
Any awards granted under the EI Plan may be granted in a manner such that the awards qualify for the performance-based compensation exemption of Section 162(m) of the Code.
Exercise Price
Each Stock Option granted under the EI Plan will have a per-share exercise price as the Plan Committee determines on the date of grant, but not less than 100% of the fair market value of a share of Common Stock on the Date of Grant (or 110% of fair market value in the case of a Ten Percent Stockholder).

Adjustments
In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of a dissolution or liquidation of the Company, sale of all or substantially all of the assets of the Company, mergers, consolidations or combinations with or into any other entity if the Company is the surviving entity, stock or extraordinary dividends, stock splits, reverse stock splits, stock combinations, rights offerings, statutory share exchanges involving capital stock of the Company, reorganizations, recapitalizations, reclassifications, exchanges, spin-offs, dividends in kind, or other relevant changes in capitalization, awards granted under the EI Plan and any award agreements, the maximum number of shares of Common Stock deliverable under the EI Plan, and/or the maximum number of shares of Common Stock with respect to which Stock Options may be granted to or measured with respect to any one person under the EI Plan shall be subject to adjustment or substitution, as determined by the Plan Committee in its sole discretion, as to the number, price or kind of a share of Common Stock or other consideration subject to such awards, and any and all other matters deemed appropriate by the Plan Committee, including, without limitation, accelerating the vesting, settlement and/or exercise period pertaining to any award hereunder, or as otherwise determined by the Plan Committee to be equitable.
Outstanding awards and award agreements, and the maximum number of shares of Common Stock with respect to which Stock Options may be granted to or measured with respect to any one person during any period, shall be subject to adjustment or substitution, as determined by the Plan Committee in its sole discretion, as to the number, price or kind of a share of Common Stock or other consideration subject to such awards, and any and all other matters deemed appropriate by the Plan Committee, including, without limitation, accelerating the vesting, settlement and/or exercise period pertaining to any award hereunder, or as otherwise determined by the Plan Committee to be equitable, in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, participants, or which otherwise warrants equitable adjustment in the sole discretion of the Plan Committee because it interferes with the intended operation of the EI Plan.
In connection with a Business Combination (as defined in the EI Plan), the Plan Committee, in its sole discretion, may provide for: (i) the continuation of the EI Plan and/or the assumption of the awards granted thereunder by a successor corporation (or a parent or subsidiary thereof), (ii) the substitution for such awards of new awards covering the stock of a successor corporation (or a parent or subsidiary thereof), with appropriate adjustments as to the number and kind of shares and exercise prices, (iii) upon 10 days’ advance notice from the Plan Committee to the affected participants, the acceleration of the vesting, settlement and/or exercise period pertaining to any award hereunder, or (iv) upon 10 days’ advance notice from the Plan Committee to the affected participants, (x) the cancellation of any outstanding awards that are then exercisable or vested and the payment to the holders thereof, in cash or stock, or any combination thereof, of the value of such awards based upon the price per share of stock received or to be received by other shareholders of the Company in connection with the Business Combination, and (y) the cancellation of any awards that are not then exercisable or vested. In the event of any continuation, assumption or substitution contemplated by the foregoing clauses, the EI Plan and/or such awards shall continue in the manner and under the terms so provided.
Transferability
Each award granted under the EI Plan (other than Non-Restricted Stock Awards and Restricted Stock Awards with respect to which all restrictions have lapsed) is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable, during a participant’s lifetime, only by such participant. Notwithstanding the foregoing, the Plan Committee in its sole discretion may permit the transferability of an award (other than an Incentive Stock Option) by a participant to a member of such participant’s immediate family or trusts for the benefit of such persons, or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the grant of the award.

Tax Compliance.
The EI Plan includes specific limitations on awards to ensure compliance with the provisions of Section 409A of the Code.
Rights of Holders of Restricted Stock
A holder of restricted stock has all rights of a shareholder with respect to such stock, including the right to vote and to receive dividends thereon, except as otherwise provided in the award agreement relating to such award.
Additional Limitations
The grant of any award under the EI Plan may also be subject to such other provisions as the Plan Committee in its sole discretion determines appropriate, including, without limitation, provisions for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of award, provisions for the acceleration of exercisability or vesting of awards (subject to the provisions of the EI Plan), provisions to comply with federal and state securities laws, or conditions as to the participant’s employment in addition to those specifically provided for under the EI Plan. Participants may be required to comply with any timing or other restrictions with respect to the payment, settlement or exercise of an award, including a window-period limitation, as may be imposed in the sole discretion of the Plan Committee.
Amendment, Termination and Duration of the Plan
The Plan Committee may at any time: (i) amend, modify, terminate or suspend the EI Plan, and (ii) alter or amend any or all award agreements to the extent permitted by the EI Plan and applicable law. Amendments of the EI Plan are subject to the approval of the shareholders of the Company only as required by applicable law, regulation or stock exchange requirement. The EI Plan will remain in effect until all stock subject to it is distributed or all awards have expired or lapsed, whichever is latest to occur, or the EI Plan is earlier terminated by the Plan Committee. No awards may be granted under the EI Plan after the fifth anniversary of its effective date.
Indemnification.
The EI Plan contains an indemnification provision for Plan Committee members.
2004 Stock Option, Restricted and Non-Restricted Stock Plan (the “2004 Plan”)
The 2004 Plan provided for awards of options to officers, directors and key employees designated by the Compensation Committee to purchase Common Stock of the Company (including options designated as incentive stock options under Section 422 of the Code, and options not so designated), restricted stock and non-restricted stock (outside directors may be awarded options only). A total of 2,750,000 shares of Common Stock were reserved for the grant of options and awards of Common Stock under the 2004 Plan for all eligible plan participants. Awards could no longer be granted under the 2004 Plan after July 10, 2008, the date the EI Plan became effective.
Acceleration of Vesting/Exercise Period
Subject to the following, options and restricted stock generally vest ratably over five years, commencing on the first anniversary of the date of grant. With respect to awards of options (other than awards to outside directors, which is discussed below), upon retirement (as defined in the Company’s 401(k) plan), Disability (as defined in the 2004 Plan) or death (either while employed or within the year after retirement), all unexercised options vest, and may be exercised for up to one year (unless provided otherwise in an option agreement evidencing the award) or the term of the unexpired option, if earlier; unless otherwise provided in an option agreement, (i) if a participant’s employment is terminated for reasons other than Cause (as defined in the 2004 Plan), vested unexercised options may be exercised within 30 days of termination, or the term of the unexpired option, if earlier, and (ii) if a participant’s employment is terminated for any other reason, all options are cancelled as of the termination date.
With respect to awards of options to outside directors, in the event of the death or Disability (as defined in the 2004 Plan) of a participant while serving as a member of the Board, all unexercised options vest, and may be exercised for up to one year (unless provided otherwise in an agreement evidencing the award) or the term of the unexpired option, if earlier; if a participant ceases to serve as a member of the Board for any other reason, vested options shall be exercisable for a period of 30 days following termination (unless otherwise provided in an agreement evidencing the award).
With respect to awards of restricted stock, unless otherwise provided in an agreement governing the award, all non-vested restricted stock is forfeited (at the time of termination) if the participant has not remained in the continuous employment of the Company for the period during which the restrictions are applicable, generally five years from the date of grant, except in the event of retirement, Disability (as defined in the 2004 Plan) or death, in which case all restrictions lapse as of the date of the relevant event.
Adjustments
In the event of any change in the outstanding Common Stock as a result of events specified in the 2004 Plan, the Committee may adjust the aggregate number of shares of Common Stock available for awards under the 2004 Plan, the exercise price of any options granted under the 2004 Plan, and any or all other matters deemed appropriate by the Committee, including, without limitation, accelerating the vesting and/or exercise period pertaining to any award thereunder.
For a more complete description of the 2004 Plan, see the Company’s Proxy Statement for its 2008 Annual Meeting of Shareholders.

2010 Outstanding Equity Awards at Fiscal Year End
The following table sets forth information with respect to outstanding equity awards for the NEOs as of December 31, 2010 (the table does not include equity grants made in 2011).

Option Awards								Stock Awards
												Equity
											Equity	Incentive
					Equity						Incentive	Plan
					Incentive						Plan	Awards:
					Plan						Awards:	Market or
	Number of		Number of		Awards:					Market	Number of	Payout Value
	Securities		Securities		Number of					Value of	Unearned	of Unearned
	Underlying		Underlying		Securities			Number of		Shares or	Shares, Units	Shares, Units
	Unexercised		Unexercised		Underlying			Shares or		Units of	or Other	or Other
	Options/		Options/		Unexercised	Option/SAR	Option/SAR	Units of Stock		Stock that	Rights that	Rights that
	SARs (#)		SARs (#)		Unearned	Exercise	Expiration	that have not		have not	have not	have not
Name	Exercisable		Unexercisable		Options (#)	Price ($)	Date	Vested (#)		Vested ($)(9)	Vested (#)	Vested (#)
Bruce Crain	68,000	(1)	32,000	(1)	n/a	16.05	12/4/17				n/a	n/a
	12,000	(2)	8,000	(2)		16.05	12/4/17
	60,000	(3)	40,000	(3)		14.83	12/4/17
	30,000	(4)	120,000	(4)		1.53	2/24/19
	114,943	(5)	—			1.36	3/27/19
			103,000	(6)		5.03	3/08/20
								21,250	(7)	181,688
								36,000	(8)	307,800
Guy Paglinco	6,000	(10)	4,000	(10)	n/a	14.90	8/10/17				n/a	n/a
	5,560	(11)	8,340	(11)		6.43	10/6/18
	2,000	(12)	8,000	(12)		5.34	8/14/19
	—		28,000	(6)		5.03	3/08/20
								1,000	(13)	8,550
								1,140	(14)	9,747
								4,000	(15)	34,200
								10,000	(8)	85,500
Marc Goldfarb	20,000	(16)			n/a	11.52	12/26/15				n/a	n/a
	14,820	(17)	9,880	(17)		16.77	12/27/17
	10,000	(4)	40,000	(4)		1.53	2/24/19
	—		35,000	(6)		5.03	3/08/20
								1,440	(18)	12,312
								12,000	(8)	102,600
Lawrence Bivona*	11,200	(19)	16,800	(19)	n/a	13.65	4/3/18				n/a	n/a
	15,000	(4)	60,000	(4)		1.53	2/24/19
	—		35,000	(6)		5.03	3/08/20
								2,580	(20)	22,059
								12,000	(8)	102,600
David C. Sabin	—		100,000	(21)	n/a	4.68	12/11/19				n/a	n/a
								20,000	(22)	171,000

*
Note that as a result of the termination of the employment of Mr. Bivona as of March 14, 2011, all of his unvested and vested (but unexercised) equity awards were cancelled on such date. This table speaks as of December 31, 2010.

(1)
Pursuant to the terms of the Crain Agreement, on December 5, 2007, Mr. Crain was awarded 100,000 stock options pursuant to the 2004 Plan at an exercise price of $16.05. Of the foregoing, 80,000 of such options vest ratably over a five year period commencing December 4, 2008, and the remaining 20,000 of such options became fully vested on the six-month anniversary of the commencement date of his employment. All such options are generally exercisable for a period of 10 years from December 4, 2007. If the employment of Mr. Crain is terminated by the Company for Cause or by Mr. Crain without Good Reason (each as defined in the Crain Agreement), the unvested portion of all such options will be cancelled or immediately forfeited, as applicable, and any unexercised, vested portion shall remain exercisable for the shorter of 90 days following the date of termination and the remainder of their term. If the Company terminates the employment of Mr. Crain without Cause or he terminates his employment for Good Reason, such option will become immediately vested and/or non-forfeitable, as applicable, to the same extent as if Mr. Crain had completed an additional two years of service after the date of termination, and shall remain exercisable for the shorter of 90 days following the date of termination and the remainder of their term. If the employment of Mr. Crain is terminated by the Company as a result of his death or Disability, such option will become immediately vested and/or non-forfeitable, as applicable, to the same extent as if Mr. Crain had completed an additional two years of service after the date of termination, and shall remain exercisable for the shorter of one year following the date of termination and the remainder of their term. In the event of a Change of Control (as defined in the Crain Agreement), whether or not termination of employment occurs, such option will become immediately vested. If the Company terminates Mr. Crain’s employment without Cause and a Change in Control occurs within six months of the date of such termination, the portion of such option that remains unvested shall become vested and exercisable on the date of such Change in Control, and any unexercised portion of such option shall remain exercisable for the shorter of one year following the date of the Change of Control and the remainder of their term. The acceleration provisions described above are referred to as the “Crain Acceleration Provisions”.

(2)
Pursuant to the terms of the Crain Agreement, on December 5, 2007, Mr. Crain was awarded 20,000 stock options outside of the 2004 Plan (due to grant limitations therein) at an exercise price of $16.05. These options vest ratably over a five-year period, commencing on December 4, 2008, and are generally exercisable for 10 years from December 4, 2007. The Crain Acceleration Provisions apply to these options.

(3)
Pursuant to the terms of the Crain Agreement, on January 4, 2008, Mr. Crain was awarded 100,000 stock options under the 2004 Plan at an exercise price of $14.83. These options vest ratably over a five-year period, commencing on December 4, 2008, and are generally exercisable for 10 years from December 4, 2007. The Crain Acceleration Provisions apply to these options.

(4)
Represents SARS granted under the EI Plan on February 24, 2009 at an exercise price of $1.53 (total grant of: 150,000 SARs to Mr. Crain; 50,000 SARs to Mr. Goldfarb; and 75,000 SARs to Mr. Bivona), which vest ratably over a five year period commencing February 24, 2010, may be settled in cash, common stock, or a combination of both, in the sole discretion of the Compensation Committee, and are generally exercisable for a period of 10 years from the date of grant. In the event of disability or death of the SAR holder while in the employ of the Company, all such unexercised SARs will be deemed vested and may be exercised for up to one year (or the exercise period, if shorter) after such event. If the SAR holder retires (as defined in the relevant 401(k) Plan, vested unexercised SARs may be exercised within one year of such retirement of the remaining term of the grant, if earlier. If the option holder’s employment is terminated for any other reason, any unexercised SARs will be cancelled and deemed terminated immediately, except that if employment is terminated by the Company for other than “Cause” (as defined in the EI Plan), all unexercised options, to the extent vested, may be exercised within 90 days of the termination date (or the SAR period, if shorter). The foregoing provisions are referred to as the “Acceleration Provisions” (notwithstanding the foregoing, however, with respect to Mr. Crain, the Crain Acceleration Provisions upon a Change of Control apply to this award). Other provisions governing the grants are set forth in the EI Plan (described in “Equity Incentive Plan” above).

(5)
Represents 114,943 immediately vested SARS issued to Mr. Crain under the EI Plan on March 27, 2009, in lieu of a cash payment of $100,000 deemed earned by Mr. Crain pursuant to his incentive compensation arrangements with respect to the 2008 fiscal year. The SARs may be settled in cash, common stock, or a combination of both, in the sole discretion of the Compensation Committee, and will be generally exercisable for 10 years from the date of grant.

(6)
Represents SARS granted under the EI Plan on March 8, 2010 at an exercise price of $5.03 (total grant of: 103,000 SARs to Mr. Crain; 28,000 SARs to Mr. Paglinco; 35,000 SARs to Mr. Goldfarb; and 35,000 SARs to Mr. Bivona), which vest ratably over a five year period commencing March 8, 2011, may be settled in cash, common stock, or a combination of both, in the sole discretion of the Compensation Committee, and are generally exercisable for a period of 10 years from the date of grant. The Acceleration Provisions apply to these grants. Other provisions governing the grants are set forth in the EI Plan (described in “Equity Incentive Plan” above).

(7)
Pursuant to the terms of the Crain Agreement, on December 5, 2007, Mr. Crain was awarded 85,000 shares of restricted stock pursuant to the 2004 Plan, which vest ratably over a four-year period commencing December 4, 2008. The Crain Acceleration Provisions apply to this grant of restricted stock, but the words “become vested and exercisable” should be replaced by the words “become non-forfeitable”.

(8)
Represents RSUs granted under the EI Plan on March 8, 2010 (total grant of: 36,000 RSUs to Mr. Crain; 10,000 RSUs to Mr. Paglinco; 12,000 RSUs to Mr. Goldfarb; and 12,000 RSUs to Mr. Bivona ), which vest ratably over a five-year period, commencing on March 8, 2011, and may be settled in cash, common stock, or a combination of both, in the sole discretion of the Compensation Committee. All non-vested RSUs are forfeited (at the time of termination) if the participant has not remained in the continuous employment of the Company for the period during which the restrictions are applicable, except in the event of Disability (as defined in the EI Plan) or death, in which case all restrictions lapse as of the date of the relevant event (the “RSU Provisions”). Other provisions governing the grants are set forth in the EI Plan (described in “Equity Incentive Plan” above).

(9)	Calculated using the closing price of the Company’s Common Stock on December 31, 2010 ($8.55).

(10)
Represents 10,000 options issued to Mr. Paglinco on August 10, 2007 under the 2004 Plan. The Options vest ratably over a five-year period, commencing on August 10, 2008, and are generally exercisable for a period of 10 years. In the event of retirement, disability or death of the option holder while in the employ of the Company or within one year after such date, all such unexercised options will be deemed vested and may be exercised for up to one year (or the exercise period, if shorter) after such event. If the option holder’s employment is terminated for any other reason, any unexercised options will be cancelled and deemed terminated immediately, except that if employment is terminated by the Company for other than “Cause” (as defined in the 2004 Plan), all unexercised options, to the extent vested, may be exercised within 30 days of the termination date or the option period, if shorter, if the grant was made prior to August 10, 2007, or 90 days of the termination date or the option period, if shorter, if the grant was, like this grant, made on or after August 10, 2007. The foregoing provisions are referred to as the “2004 Acceleration Provisions”. Other provisions governing the grants are set forth in the 2004 Plan (described in “2004 Stock Option, Restricted and Non-Restricted Stock Plan” above).

(11)
Represents 13,900 SARS granted on October 6, 2008 under the EI Plan. The SARs vest ratably over a five-year period commencing October 6, 2009, may be settled in cash, common stock, or a combination of both, in the sole discretion of the Compensation Committee, and are generally exercisable for a period of 10 years from the date of grant. The Acceleration Provisions apply to this grant. Other provisions governing the grants are set forth in the EI Plan (described in “Equity Incentive Plan” above).

(12)
Represents 10,000 SARS granted on August 14, 2009 under the EI Plan in connection with the promotion of Mr. Paglinco to VP and CFO. The SARs vest ratably over a five-year period commencing August 14, 2010, may be settled in cash, common stock, or a combination of both, in the sole discretion of the Compensation Committee, and are generally exercisable for a period of 10 years from the date of grant. The Acceleration Provisions apply to this grant. Other provisions governing the grants are set forth in the EI Plan (described in “Equity Incentive Plan” above).

(13)
Represents 2,500 shares of restricted stock issued to Mr. Paglinco on August 10, 2007 under the 2004 Plan. The restricted stock vests ratably over a five-year period, commencing on the first anniversary of the date of grant. All non-vested restricted stock is forfeited (at the time of termination) if the participant has not remained in the continuous employment of the Company for the period during which the restrictions are applicable, except in the event of retirement, Disability (as defined in the 2004 Plan) or death, in which case all restrictions lapse as of the date of the relevant event (the “Restricted Stock Provisions”). Other provisions governing the grants are set forth in the 2004 Plan (described in “2004 Stock Option, Restricted and Non-Restricted Stock Plan” above).

(14)
Represents a grant of 1,900 RSUs on October 6, 2008 pursuant to the EI Plan. The RSUs vest ratably over a five-year period, commencing on October 6, 2009, and may be settled in cash, common stock, or a combination of both, in the sole discretion of the Compensation Committee. The RSU Provisions apply to this grant. Other provisions governing the grants are set forth in the EI Plan (described in “Equity Incentive Plan” above).

(15)
Represents a grant of 5,000 RSUs on August 14, 2009 pursuant to the EI Plan in connection with Mr. Paglinco’s promotion to VP and CFO. The RSUs vest ratably over a five-year period, commencing on August 14, 2010, and may be settled in cash, common stock, or a combination of both, in the sole discretion of the Compensation Committee. The RSU Provisions apply to this grant. Other provisions governing the grants are set forth in the EI Plan (described in “Equity Incentive Plan” above).

(16)
Represents the unexercised portion of an original grant of 40,000 options under the 2004 Plan on December 26, 2005, in connection with the commencement of employment of Mr. Goldfarb. Under the original grant terms, all of the referenced options vest and become exercisable ratably over a five-year period commencing on the first anniversary of the date of grant; however, all such options were deemed vested as of December 28, 2005. These options are generally exercisable for a period of 10 years from the date of grant. Other provisions governing the grants are set forth in the 2004 Plan (described in “2004 Stock Option, Restricted and Non-Restricted Stock Plan” above).

(17)
Represents 24,700 options granted under the 2004 Plan on December 27, 2007, which vest ratably over a five-year period commencing December 27, 2008, and are generally exercisable for a period of 10 years from the date of grant. The 2004 Acceleration Provisions are applicable to this grant. Other provisions governing the grants are set forth in the 2004 Plan (described in “2004 Stock Option, Restricted and Non-Restricted Stock Plan” above).

(18)
Represents 3,600 shares of restricted stock granted under the 2004 Plan on December 27, 2007, which vests ratably over a five-year period commencing December 27, 2008. The Restricted Stock Provisions apply to this grant. Other provisions governing the grants are set forth in the 2004 Plan (described in “2004 Stock Option, Restricted and Non-Restricted Stock Plan” above).

(19)
Represents a grant of 28,000 options issued under the 2004 Plan on April 3, 2008, which vest ratably over a five-year period commencing April 3, 2009, and are generally exercisable for a period of 10 years from the date of grant. The 2004 Acceleration Provisions are applicable to this grant. Other provisions governing the grants are set forth in the 2004 Plan (described in “2004 Stock Option, Restricted and Non-Restricted Stock Plan” above).

(20)
Represents a total grant of 4,300 shares of restricted stock granted under the 2004 Plan on April 3, 2008, which vest ratably over a five-year period commencing April 3, 2009. The Restricted Stock Provisions apply to this grant. Other provisions governing the grants are set forth in the 2004 Plan (described in “2004 Stock Option, Restricted and Non-Restricted Stock Plan” above).

(21)
Represents the remainder of an original grant of 150,000 SARs granted under the EI Plan to Mr. Sabin on December 11, 2009 in connection with the commencement of his employment, which vest ratably over a three-year period commencing December 11, 2010, may be settled in cash, common stock, or a combination of both, in the sole discretion of the Compensation Committee, and are generally exercisable for a period of 10 years from the date of grant. The Acceleration Provisions apply to this grant. Other provisions governing this grant are set forth in the EI Plan (described in “Equity Incentive Plan” above). In addition, pursuant to the terms of his employment agreement, to the extent that the Compensation Committee exercises its discretion to accelerate or modify the equity award of any officer or director of the Company, this equity award will be treated no less favorably than those of such other officer or director; provided, that this provision will not be applicable to any such acceleration or modification that is in connection with the occurrence of a merger, consolidation, business combination, sale of all or substantially all of the assets or stock, or any similar corporate transaction, in each case involving solely a subsidiary or business unit of the Company (and the officers thereof) other than Kids Line.

(22)
Represents the remainder of an original grant of 25,000 RSUs granted under the EI Plan to Mr. Sabin on December 11, 2009 in connection with the commencement of his employment, which vest ratably over a five-year period commencing December 11, 2010, and may be settled in cash, common stock, or a combination of both, in the sole discretion of the Compensation

Committee. The RSU Provisions apply to this grant. Other provisions governing this grant are set forth in the EI Plan (described in “Equity Incentive Plan” above). In addition, pursuant to the terms of his employment agreement, to the extent that the Compensation Committee exercises its discretion to accelerate or modify the equity award of any officer or director of the Company, this equity award will be treated no less favorably than those of such other officer or director; provided, that this provision will not be applicable to any such acceleration or modification that is in connection with the occurrence of a merger, consolidation, business combination, sale of all or substantially all of the assets or stock, or any similar corporate transaction, in each case involving solely a subsidiary or business unit of the Company (and the officers thereof) other than Kids Line.

2010 Option Exercises and Stock Vested
The following table sets forth the number of shares of Company Common Stock acquired by NEOs during 2010 upon the exercise of options or SARs and the number of shares with respect to which restrictions on restricted stock or RSUs held by NEOs lapsed as of December 31, 2010.

	Option Awards				Stock Awards
	Number of				Number of
	Shares Acquired				Shares Acquired
	on		Value Realized on		on	Value Realized
Name	Exercise (#)		Exercise ($)		Vesting (#)	on Vesting ($)
Bruce Crain	n/a		n/a		21,250	194,650	(2)
Guy Paglinco	n/a		n/a		1,880	15,985	(3)
Marc Goldfarb	n/a		n/a		720	6,257	(4)
Lawrence Bivona	n/a		n/a		860	7,353	(5)
David C. Sabin	50,000	(1)	224,000	(1)	5,000	45,800	(6)

(1)
Mr. Sabin was granted 150,000 SARs on December 11, 2009 in connection with the commencement of his employment. The SARs vest ratably over a three-year period. On December 11, 2010, Mr. Sabin exercised all 50,000 vested SARs from this grant (with a total value of $224,000, based on a closing price on the NYSE for the Company’s Common Stock of $9.16 on the business day preceding the vesting date of December 11, 2010 (a non-business day), and an exercise price of $4.68). A portion of the exercised SARs were settled in cash in the amount of $107,920, and 12,672 shares of Common Stock were issued to Mr. Sabin with respect to the remainder, which he sold on December 14, 2010 at a price of $9.30 per share (for aggregate realized value of $117,850).

(2)
The aggregate dollar amount realized upon vesting was computed using the closing price on the NYSE for the Company’s Common Stock on December 3, 2010 ($9.16), the business day preceding the applicable vesting date of December 5, 2010 (a non-business day), with respect to the vesting of 21,250 shares of restricted stock.

(3)
The aggregate dollar amount realized upon vesting was computed using the closing price on the NYSE for the Company’s Common Stock on August 10, 2010 ($8.65) with respect to the vesting of 500 shares of restricted stock, on October 6, 2010 ($9.50) with respect to the vesting of 380 RSUs, and on August 13, 2010 ($8.05), the business day preceding the applicable vesting date of August 14, 2010 (a non-business day), with respect to the vesting of 1,000 RSUs.

(4)
The aggregate dollar amount realized on vesting was computed using the closing price on the NYSE for the Company’s Common Stock on December 27, 2010 ($8.69), the applicable vesting date with respect to the vesting of 720 shares of restricted stock.

(5)
The aggregate dollar amount realized on the vesting of 860 shares of restricted stock was computed using the closing price for the Company’s Common Stock on the NYSE on April 1, 2010 ($8.55), the business day preceding the applicable vesting date of April 3, 2010 (a non-business day).

(6)
Mr. Sabin was granted 25,000 RSUs on December 11, 2009 in connection with the commencement of his employment. The RSUs vest ratably over a five-year period. On December 11, 2010, 5,000 vested RSUs were settled in shares of our Common Stock (with a total value of $45,800, based on a closing price on the NYSE for the Company’s Common Stock of $9.16 on the business day preceding the applicable vesting date of December 11, 2010, a non-business day). Mr. Sabin sold such shares on December 14, 2011 at a price of $9.30 per share, for a total realized value of $46,500.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Our named executive officers may receive compensation in connection with the termination of their employment. The nature and amount of such compensation depend on whether their employment terminates as a result of: (i) death; (ii) disability; (iii) retirement; (iv) termination by the Company without cause (either in connection with a change in control or not) or termination by the executive with good reason; or (v) termination by the Company for cause or termination by the executive without good reason. Estimates of the compensation that each of our named executive officers would be entitled to receive under each of these termination circumstances is described in the following tables, assuming that their employment terminated on December 31, 2010, the last business day of such year. In addition, the following tables do not reflect additional or alternate payments or benefits provided under individual employment agreements between the Company and each of Messrs. Crain, Bivona and Sabin, which are discussed separately below under the caption “Individual Termination/Change in Control Arrangements”. Further, the following tables do not include payments under the Company’s (or its subsidiaries’) 401k plans, or the Company’s life insurance or disability plans, as these plans are available to all salaried employees generally and do not discriminate in scope, terms or operation, in favor of our executive officers.
Any actual compensation received by our named executive officers in the circumstances set forth below may be different than we describe because many factors affect the amount of any compensation received. These factors include: the date of the executive’s termination of employment; the executive’s base salary at the time of termination; the Company’s stock price at the time of termination; and the executive’s age and service with the Company at the time of termination. In addition, although the Company has entered into individual agreements with certain of our named executive officers, in connection with a particular termination of employment the Company and the named executive officer may mutually agree on severance terms that vary from those provided in pre-existing agreements.
For a description of: (i) triggering events that provide for payments and benefits set forth in the following tables; (ii) payment schedules and duration with respect to such payments and benefits; and (iii) how appropriate payment and benefit levels are determined under such triggering events, please see the section captioned “Termination of Employment and Change in Control Arrangements” above, which set forth such matters in detail. The value of SAR acceleration is equal to the difference between the market price of the Company’s Common Stock on December 31, 2010 ($8.55) and the exercise price of the relevant SARs, multiplied by the number of SARs that would accelerate as a result of the triggering event (the exercise prices of all outstanding options held by NEOs were in excess of such price on such date, and therefore, no value would be attributed to their acceleration). The value of the restricted stock and RSU acceleration in the tables below is equal to the market price of the Company’s Common Stock on December 31, 2010 multiplied by the number of shares of restricted stock or RSUs that become vested or non-forfeitable as a result of the triggering event. Note that if an NEO is terminated with cause or by the NEO without good reason, such NEO will be entitled to the payment of amounts that have accrued at the time of termination, but have not been paid (other than payments under the IC program, for which a participant must be in the employ of the Company at the time of payment, which is typically in March or April following the year of determination).

Termination as a Result of Disability or Death*

		Restricted
	SAR Acceleration	Stock/RSU
NEO	($)	Acceleration ($)	Total ($)
Guy Paglinco	141,921	137,997	279,918
Marc Goldfarb	404,000	114,912	518,912
Lawrence Bivona(1)	544,400	124,659	669,059
David C. Sabin	387,000	171,000	558,000

(1)
As a result of the termination of Mr. Bivona’s employment with the Company as of March 14, 2011, 28,000 options, 110,000 SARs, 9,600 RSUs, and 2,580 shares of restricted stock were forfeited upon such termination.

*
As described above, the table does not include disability compensation under the Company’s disability benefit plans, or death benefits under the Company’s life insurance plans. NEOs are not otherwise entitled to compensation in the event of death or disability beyond compensation and benefits accrued at the time of such event and the accelerated vesting of equity awards under the agreements governing such awards (other than Messrs. Crain and Sabin, whose compensation in the event of death or disability is governed by the terms of their respective employment agreements with the Company discussed below, although Mr. Sabin’s equity acceleration is included in the chart above, as such acceleration is governed by the relevant award agreements). Generally, in the event of disability or death of an option or SAR holder while in the employ of the Company, all unvested options/SARs will be deemed vested and all unexercised options/SARs may be exercised for up to one year (or the exercise period, if shorter) after such event (however, as the exercise price of outstanding options held by NEOs is in excess of $8.55, acceleration of vesting with respect to options has no assumed value). All non-vested RSUs are forfeited (at the time of termination) if the participant has not remained in the continuous employment of the Company for the period during which the restrictions are applicable, except in the event of Disability (as defined in the EI Plan) or death, in which case all restrictions lapse as of the date of the relevant event. All non-vested shares of restricted stock are forfeited (at the time of termination) if the participant has not remained in the continuous employment of the Company for the period during which the restrictions are applicable, except in the event of retirement, Disability (as defined in the relevant plan) or death, in which case all restrictions lapse as of the date of the relevant event.

Termination as a Result of Retirement*

	Restricted Stock
NEO	Acceleration	Total
Guy Paglinco	8,550	8,550
Marc Goldfarb	12,312	12,312
Lawrence Bivona(1)	22,059	22,059

(1)
As a result of the termination of Mr. Bivona’s employment with the Company as of March 14, 2011, 28,000 options, 110,000 SARs, 9,600 RSUs, and 2,580 shares of restricted stock were forfeited upon such termination.

*
As described above, the table does not include amounts payable under the Company’s or its subsidiaries’ 401k plans. Except as might otherwise be required by any applicable employment agreement, NEOs are not otherwise entitled to compensation in the event of retirement beyond compensation and benefits accrued at the time of such event and the accelerated vesting of equity awards under the agreements governing such awards (amounts due to Mr. Crain on various termination events are discussed above). Generally, if an option/SAR holder retires (as defined in the relevant 401(k) Plan), vested unexercised options/SARs may be exercised within one year of such retirement of the remaining term of the grant, if earlier, but no accelerated vesting is triggered (other than with respect to options granted under the 2004 Plan, which vest in full upon retirement unless specified otherwise in the relevant award agreement). Retirement does not trigger accelerated vesting with respect to RSUs. All restrictions on non-vested shares of restricted stock lapse as of the date of retirement. As Mr. Sabin has not been awarded any restricted stock, he is not included in the table above.

Terminations Under the Severance Policy*

NEO	Cash(1)($)	Other Benefits(2)($)	Total($)
Guy Paglinco	176,667	17,346	194,013
Marc Goldfarb	222,138	17,946	240,084

*
If the employment of an NEO with the Company is terminated by the Company without “Cause” (generally defined in “Severance Policy” under the section captioned “Termination of Employment and Change-In-Control Arrangements” above), such NEO is entitled to the benefits of the Severance Policy (other than Messrs. Crain, Bivona and Sabin, whose individual employment agreements govern such terminations, as is discussed below). In order to receive the payments and benefits provided by the Severance Policy, the participant must execute the Company’s General Release, described in “Severance Policy” under the section captioned “Termination of Employment and Change-In-Control Arrangements” above.

(1)
Represents 8 months of severance under the Severance Policy, which is the minimum amount each of Mr. Goldfarb and Mr. Paglinco are entitled to pursuant to their respective employment arrangements with the Company. See “Employment Agreements and Arrangements” above. In addition, if the employment of Mr. Goldfarb or Mr. Paglinco is terminated in connection with the consummation of certain corporate transactions (in accordance with the March 2007 amendment to the Severance Policy), the severance payments and benefits applicable to the terminated individual will be extended by an additional 4 months up to a maximum of 12 months.

(2)
Represents the cost to the Company for each of Messrs. Goldfarb and Paglinco: (i) to remain on the Company’s health and dental insurance plan ($15,746 each), during the applicable severance period, and (ii) for car allowance and related reimbursements ($2,200 and $1,600, respectively), for 60 days following termination.

Change of Control*

		Restricted
		Stock/RSU
	SAR Acceleration	Acceleration
NEO	($)	($)	Total ($)
Bruce Crain	1,204,960	489,488	1,694,448
Guy Paglinco	141,921	137,997	279,918
Marc Goldfarb	404,000	114,912	518,912
Lawrence Bivona(1)	544,400	124,659	669,059
David Sabin	387,000	171,000	558,000

(1)
As a result of the termination of Mr. Bivona’s employment with the Company as of March 14, 2011, 28,000 options, 110,000 SARs, 9,600 RSUs, and 2,580 shares of restricted stock were forfeited upon such termination.

*
Under each of the EI Plan and the 2004 Plan, the Committee generally has the discretion to accelerate the vesting of unvested options/SARs, and to release vesting restrictions on unvested restricted stock/RSU awards in the event of, among other things, a change of control of the Company. The information in the table above assumes that the Committee has exercised such discretion to accelerate the vesting of all outstanding equity awards in full. As the exercise prices of all outstanding options held by NEOs were in excess of the closing price of the Company’s Common Stock on December 31, 2010 ($8.55), no value would be attributed to the acceleration of the vesting of any options as of such date.

Individual Termination/Change in Control Arrangements
Mr. Crain
Assuming that an appropriate triggering event took place on December 31, 2010, Mr. Crain would have been entitled to the following payments and benefits pursuant to the Crain Agreement, as amended (Mr. Crain does not participate in the Company’s Severance Policy), described in detail in the section captioned “Employment Contracts and Arrangements” above. The value of the SAR acceleration is equal to the difference between the market price of the Company’s Common Stock on December 31, 2010 ($8.55) and the exercise price of the relevant SARs multiplied by the number of SARs that would accelerate as a result of the termination. As the exercise prices of all outstanding unvested options held by Mr. Crain as of December 31, 2010 were in excess of this amount, no amounts are recognized below with respect to any option acceleration triggered by qualified terminations on such date. The value of the restricted stock/RSU acceleration is equal to the market price of the Company’s Common Stock on December 31, 2010 multiplied by the number of shares of restricted stock/RSUs that become vested or non-forfeitable as a result of the termination. In addition to the total amounts set forth below, Mr. Crain is entitled to director’s and officer’s liability insurance coverage during the term of his employment and for six years thereafter in an annual amount equal to at least the greater of $5.0 million or the coverage provided to any other present or former senior executive or director of the Company. No incremental expense is expected to be incurred to provide this benefit.
A. Termination by the Company for Cause or by Mr. Crain without Good Reason (each as defined in the Crain Agreement):
No additional benefit assuming base salary and bonus amounts earned for prior periods as of the date of termination had been paid. In addition, the unvested portion of his equity awards will be cancelled or immediately forfeited, as applicable, and any unexercised, vested portion of his Options shall remain exercisable for the shorter of 90 days following the date of termination and the remainder of their term.

B(1). Termination by the Company without Cause or by Mr. Crain for Good Reason, and not within the 120 day period prior to or following a Change in Control (each as defined in the Crain Agreement), assuming that all base salary and bonus amounts earned for prior periods as of the date of termination had been paid:
(i) $281,875, representing 100% of his annual base salary for a period of six months following termination, which amount shall be paid commencing on the first day of the month following the Termination Date and on the first day of each of the next five months thereafter, provided, however, that any payment(s) that would be made under such schedule after March 15 of the year following the Termination Date shall instead be paid on March 1st of the year following the termination date;
(ii) $0 in respect of incentive compensation amounts (under the Crain Agreement, in the event of a termination without Cause only, he is entitled to the pro-rata portion of his bonus for the year in which the termination occurs based on actual performance for such year);
(iii) $828, representing the cost to the Company for continued life insurance coverage for Mr. Crain for a period of six months following termination;
(iv) $6,000, representing the cost to the Company for Mr. Crain to remain on the Company’s health and dental insurance plan through the first anniversary of his termination;
(v) $10,000, representing the maximum amount payable for outplacement services for a period of six months following termination; and
(vi) $181,688, representing restricted stock acceleration;
for a total of $480,391.
B(2). Termination by the Company without Cause or by Mr. Crain for Good Reason (each as defined in the Crain Agreement, in either case within the 120 day period prior to or following a Change in Control), assuming that all base salary and bonus amounts earned for prior periods as of the date of termination had been paid (for purposes of the payout set forth below, we have assumed that a qualifying Change of Control occurs within the 120-day period after a 12/31/10 termination, making 12/31/10 the “Trigger Date”, as defined above (had the Change of Control occurred prior to the termination, the Equity Awards and the February 2009 SAR grants would have already vested in full, therefore clause (vi) would not be applicable, and bonus calculations would be based on the date of the Change of Control, as described in detail in the description of Mr. Crain’s employment agreement under “Employment Contracts and Arrangements” above):
(i) $986,563, representing 100% of his annual base salary for a period of 21 months following termination, which amount shall be paid commencing on the first day of the month following the Termination Date and on the first day of each of the next 20 months thereafter, provided, however, that any payment(s) that would be made under such schedule after March 15 of the year following the Termination Date shall instead be paid on March 1st of the year following the termination date;
(ii) $0, in respect of incentive compensation amounts (assuming a Trigger Date of 12/31/10);
(iii) $1,657, representing the cost to the Company for continued life insurance coverage for Mr. Crain for a period of 12 months following termination;

(iv) $6,000, representing the cost to the Company for Mr. Crain to remain on the Company’s health and dental insurance plan through the first anniversary of his termination; and
(v) $10,000, representing the maximum amount payable for outplacement services for a period of six months following termination; and
(vi) $181,688, representing restricted stock acceleration;
for a total of $1,185,908.
C. Change of Control (as defined in the Crain Agreement), whether or not a termination of employment occurs: $842,400 representing SAR acceleration, and $181,688, representing restricted stock acceleration (but see the “Change in Control” table above for a description of equity award acceleration amounts in the event that the Compensation Committee used its discretion to vest all outstanding equity awards, not just those accelerated under the Crain Agreement, in full).
D. Change of Control occurring within six months following a termination without Cause (in addition to the amounts and benefits described in Item “B(1)”or “B(2)” above, as applicable): $842,400 in SAR acceleration.
E. Termination by the Company as a result of Disability (as defined in the Crain Agreement), assuming that all base salary and bonus amounts earned for prior periods as of the date of termination had been paid:
(i) $4,228,125, representing benefits equal to 50% of Mr. Crain’s base salary payable to Mr. Crain under a long-term disability insurance policy for an assumed period of fifteen years (until Mr. Crain reaches retirement age).
(ii) $0 in respect of incentive compensation amounts (under the Crain Agreement, in the event of a termination as a result of Disability, he is entitled to the pro-rata portion of his bonus for the year in which the termination occurs based on actual performance for such year); and
(iii) $1,204,960, representing SAR acceleration ($842,400 with respect to the Feb 2009 SAR grant and $362,560 with respect to the March 2010 grant); and
(iv) $181,688, representing restricted stock acceleration (which would have applied to the retirement of Mr. Crain on 12/31/2010 as well); and
(v) $307,800, representing RSU acceleration;
for a total of $5,922,573.
F. Termination by the Company as a result of death, assuming that all base salary and bonus amounts earned for prior periods as of the date of termination had been paid:
(i) $1,127,500 representing life insurance benefits under an insurance policy equal to 200% of his base salary;
(ii) $0 in respect of incentive compensation amounts (under the Crain Agreement, in the event of a termination as a result of his death, he is entitled to the pro-rata portion of his bonus for the year in which the termination occurs based on actual performance for such year);

(iii) $1,204,960, representing SAR acceleration ($842,400 with respect to the Feb 2009 SAR grant and $362,560 with respect to the March 2010 grant);
(iv) $181,688, representing restricted stock acceleration; and
(v) $307,800, representing RSU acceleration;
for a total of $2,821,948.
If Mr. Crain determines that any amounts due to him under the Crain Agreement and any other plan or program of the Company constitute a “parachute payment,” as such term is defined in Section 280G(b) (2) of the Code, and the amount of the parachute payment, reduced by all federal, state and local taxes applicable thereto, including the excise tax imposed pursuant to Section 4999 of the Code, is less than the amount that he would receive if he were paid three times his “base amount,” as defined in Section 280G(b) (3) of the Code, less $1.00, reduced by all federal, state and local taxes applicable thereto, then at Mr. Crain’s request the Company will reduce the aggregate of the amounts constituting the parachute payment to an amount that will equal three times his base amount less $1.00.
All of the foregoing amounts are without interest if paid when due. In order to receive the foregoing payments, Mr. Crain and the Company must sign a mutual irrevocable release of existing or future claims against the other and specified affiliated parties arising out of the performance of services to or on behalf of the Company by Mr. Crain (other than claims with respect to specified sections of the employment agreement). Pursuant to the Crain Agreement, Mr. Crain has agreed that during his employment, and for one year thereafter, he will not directly or indirectly, engage or be interested in (as owner, partner, stockholder, employee, director, officer, agent, fiduciary, consultant or otherwise), with or without compensation, any business engaged in the manufacture, distribution, promotion, design, marketing, merchandising or sale of infant bedding and accessories, infant feeding utensils and bowls, pacifiers, bibs and bottles, infant developmental toys, soft toys and plush products or any other product providing more than 10% of the revenues of the Company for the prior fiscal year. In addition, for two years after his termination of employment, Mr. Crain will not, directly or indirectly, solicit the employment or retention of (or attempt, directly or indirectly, to solicit the employment or retention of or participate in or arrange the solicitation of the employment or retention of) any person who is to his knowledge then employed or retained by the Company, or by any of its subsidiaries or affiliates. Notwithstanding the foregoing, nothing shall prohibit Mr. Crain from (i) performing services, with or without compensation, for, or engaging or being interested in, any business or entity, that does not directly relate to business activities that compete directly and materially with a material business of the Company or its subsidiaries or (ii) acquiring or holding not more than five percent of any class of publicly-traded securities of any business. A business or entity that realized less than 20% of its revenues during its most recently completed fiscal year from sales of the aggregate of the following products shall not be deemed to compete directly and materially with a material business of the Company or its subsidiaries: infant bedding and accessories; infant feeding utensils and bowls, pacifiers, bibs and bottles, infant developmental toys, soft toys and plush products and any other product providing more than 10% of the revenues of the Company for the prior fiscal year. In addition, Mr. Crain has agreed that after his employment with the Company has terminated, he will refrain from any action that could reasonably be expected to harm the reputation or goodwill of the Company, its subsidiaries or affiliates. Mr. Crain has also agreed that during and after his employment, he will retain in the strictest confidence (subject to specified exceptions) all confidential information related to the Company and various affiliated and related parties. If Mr. Crain breaches the foregoing provisions and such breach is either (x) willful and not inconsequential or (y) in a material respect and not cured promptly after notice from the Company, he shall not thereafter be entitled to any payments or benefits under the Crain Agreement.

Mr. Bivona
If Mr. Bivona’s employment was terminated due to his death, Disability, for Cause or without Good Reason (each as defined in the Bivona Agreement), he would be entitled to his salary through his final day of active employment, any unreimbursed expenses and any accrued but unused vacation pay. He would also be entitled to any benefits mandated under the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA) or required under the terms of any death, insurance or retirement plan, program or agreement provided by the Company and in which he participates (“Mandated Benefits”).
If Mr. Bivona’s employment was terminated either without Cause or for Good Reason (each as defined in the Bivona Agreement), he would be entitled to: (i) his salary through his final date of active employment, any unreimbursed expenses and any accrued but unused vacation pay; and (ii) as severance, twelve (12) months of (a) Base Salary continuation ($325,000, assuming a termination date of 12/31/10), payable at the regular payroll periods of LaJobi and (b) continuation of participation in the Benefit Plans ($8,586), for a total of $333,586 (for (ii)(a) and (b)).
As a condition to receiving such severance amounts, Mr. Bivona would have been required to execute a release of claims in an agreed-upon form within twenty-one (21) days after the date of termination. Mr. Bivona would not have had the obligation to mitigate damages, and subsequent employment would not have affected or altered the payment of any amounts payable to him under the Bivona Agreement. Additionally, Mr. Bivona would be entitled to any Mandated Benefits.
In addition, Mr. Bivona would have been entitled to an additional amount (the “Gross Up Payment”) if any payment made to him became subject to the excess tax provided for in Section 409A of the Internal Revenue Code (a “409A Violation”). The Gross Up Payment would have equaled an amount such that after Mr. Bivona’s payment of all taxes, interest, and penalties imposed on the Gross Up Payment, he retained an amount of the Gross Up Payment equal to the sum of (A) the interest under Section 409A(a)(1)(B)(i)(I) of the Internal Revenue Code (the “Code”) resulting from the 409A Violation; (B) the additional tax under Section 409A(a)(1)(B)(i)(II) of the Code resulting from such 409A Violation; (C) any penalties resulting from such 409A Violation; and (D) if Mr. Bivona recognized income prior to the taxable year that the income would have been included in his gross income in the absence of such 409A Violation, the amount of the taxes on the income recognized other than the additional tax under subclause (B). LaJobi would also have had to indemnify Mr. Bivona for all costs, expenses, and reasonable attorney’s and paralegal’s fees incurred by him as a result of any audit by any tax authorities to the extent the same relates to the tax consequences of such 409A Violation (the “Indemnified Amount”).
The value of SAR, RSU and restricted stock acceleration applicable in the event of Mr. Bivona’s death, disability or retirement is included in the tables above captioned “Termination as a Result of Disability or Death”, and “Termination as a Result of Retirement.” Also see the “Change in Control” table above for a description of equity award acceleration amounts in the event that the Compensation Committee had used its discretion to vest all outstanding equity awards, including those held by Mr. Bivona, in full.
As a result of the termination of Mr. Bivona’s employment as of March 14, 2011, Mr. Bivona received his salary through his final day of active employment, any unreimbursed expenses and any accrued but unused vacation pay. He may also be entitled to any benefits mandated under COBRA. In addition, all of his vested and unvested options and SARs, as well as unvested shares of restricted stock and RSUs were forfeited as of such date.

Mr. Sabin
In the event that Mr. Sabin’s employment is terminated for reason other than Cause (as defined in his employment agreement) or other than his own voluntary resignation, he will be eligible to receive: (i) his salary through his final date of active employment, any unreimbursed expenses and any accrued but unused vacation pay; and (ii) as severance, 12 months of (a) Base Salary continuation ($475,000, assuming a termination date of 12/31/10), (b) continuation of participation in the Benefit Plans ($13,034), for a total of $488,034 (for (ii)(a) and (b)). In the event Mr. Sabin breaches the confidentiality, non-solicitation or non-disparagement provisions of his employment agreement, and such breach is either willful and not inconsequential, or material and not cured promptly after notice, he shall not be entitled to any payments or benefits under his employment agreement or the Severance Policy.
The value of SAR and RSU acceleration applicable in the event of Mr. Sabin’s death or disability is included in the tables above captioned “Termination as a Result of Disability or Death”. Also see “Change in Control” table above for a description of equity award acceleration amounts in the event that the Compensation Committee uses its discretion to vest all outstanding equity awards, including those held by Mr. Sabin, in full.
2010 Director Compensation (1)

						Change in
						Pension Value
				Option/	Non-Equity	and Nonqualified
	Fees Earned or			SAR	Incentive Plan	Deferred	All Other
	Paid in Cash		Stock	Awards	Compensation	Compensation	Compensation
Name	($)(2)		Awards ($)	(3)(4)(5)($)	($)	Earnings ($)	($)		Total ($)

Raphael Benaroya	31,000		n/a	81,750	n/a	n/a	n/a		112,750
Mario Ciampi	32,750		n/a	81,750	n/a	n/a	25,000	(6)	139,500
Fred Horowitz	39,250		n/a	81,750	n/a	n/a	n/a		121,000
Lauren Krueger(7)	5,000	(8)	n/a	n/a	n/a	n/a	n/a		5,000
Hugh Rovit	14,250		n/a	81,750	n/a	n/a	n/a		96,000
Salvatore Salibello	36,250		n/a	81,750	n/a	n/a	n/a		118,000
John Schaefer (7)	18,250		n/a	n/a	n/a	n/a	n/a		18,250
Michael Zimmerman	23,750		n/a	81,750	n/a	n/a	n/a		105,500

(1)
Mr. Crain is not included in the table, as he received no additional compensation for his service as a director. Ms. Krueger disclaims beneficial ownership of the option awards pertaining to her service as director, which terminated as of March 30, 2010.

(2)	Reflects board retainer fees and board and committee attendance fees.

(3)
Reflects the aggregate grant date fair value of awards, computed in accordance with FASB ASC Topic 718, with respect to issuances of SARs to the individuals in the table. These amounts reflect the Company’s accounting expense and do not correspond to the actual value that will be realized by the NEOs. Assumptions used in determining the grant date fair values for 2010 can be found in the Original Filing, in footnote 15 to the Notes to Consolidated Financial Statements.

(4)
Each non-employee director continuing as a director received 15,000 SARs on July 15, 2010 at an exercise price of $8.17, which vest ratably over a five-year period commencing on the first anniversary of the date of grant. Each non-employee director received an option for 15,000 shares on each of September 22, 2009 at an exercise price of $6.63 per share and July 10, 2008 at an exercise price of $7.28 per share, each of which vests ratably over a five-year period commencing on the first anniversary of the date of grant. Each of Messrs. Benaroya, Ciampi, Horowitz, Salibello and Zimmerman received an option for 15,000 shares on December 27, 2007 at an exercise price of $16.77 per share, which vests ratably over a five-year period commencing December 27, 2008. Each of Messrs. Benaroya, Horowitz, Salibello and Zimmerman received an option for 15,000 shares on November 1, 2006 at an exercise price of $15.05 per share, which vests ratably over a five-year period commencing November 1, 2007. Mr. Benaroya received an option for 15,000 shares on May 4, 2005 at an exercise price of $13.06 per share, which vested in full as of December 28, 2005.

(5)
Outstanding option/SAR awards at December 31, 2010 for each person who was a director in 2010 (other than Mr. Crain, whose equity is set forth in the “2010 Outstanding Equity Awards at Fiscal Year End” table above) are as follows:

		Vested Portion of		Vested Portion of
	Outstanding	Outstanding	Outstanding	Outstanding
	Option Awards at	Option Awards at	SAR Awards at	SAR Awards at
Name	12/31/10	12/31/10	12/31/2010	12/31/10
Raphael Benaroya	75,000	45,000	15,000	0
Mario Ciampi	45,000	18,000	15,000	0
Fred Horowitz	60,000	30,000	15,000	0
Hugh Rovit	0	0	15,000	0
Lauren Krueger	0	0	0	n/a
Salvatore Salibello	60,000	30,000	15,000	0
John Schaefer	0	0	0	n/a
Michael Zimmerman	60,000	30,000	15,000	0

(6)	At the request of the Company, Mr. Ciampi was a member of the Board of Directors of TRC through October of 2010. In connection with such service during 2010, the Company paid Mr. Ciampi $25,000.

(7)	Ms. Krueger’s tenure as a director terminated as of March 30, 2010; Mr. Schaefer’s tenure as a director terminated as of July 15, 2010.

(8)	Ms. Krueger’s director’s fees were paid in each case directly to D. E. Shaw & Co., L.P.
Directors who are employees of the Company receive no additional compensation for services as a director (for this reason, Mr. Crain, who served as a director during 2010, is not included in the foregoing tables); however, all directors are reimbursed for out-of-pocket expenses incurred in connection therewith. In addition, the following compensation arrangements applied to each director in 2010 who was not an officer or other employee of the Company (“Non-Employee Directors”): (i) an annual retainer for service as a director of $15,000; (ii) a fee for attendance at each Board meeting of $1,250, except that the Chairman of the Board, if any, receives $2,000 for each Board meeting attended; (iii) a fee for attendance at each Audit Committee meeting of $1,500, except that the Chairman of the Audit Committee receives $2,000 for each Audit Committee meeting attended; and (iv) a fee for attendance at each Board committee meeting, other than the Audit Committee, of $1,250, except that the Chairman of such committee receives $2,000 for each committee meeting attended. In addition, Non-Employee Directors are entitled to reimbursement of $2,000 per day for participation in any directors’ retreat attended during the year (there were none during 2010). Further, it is the current intention of the Board to grant to each Non-Employee Director, on the date of each Annual Meeting of Shareholders immediately following which such Non-Employee Director is serving on the Board, awards under the Company’s Equity Incentive Plan with an aggregate value on the date of grant consistent with the Board’s then-current policy, to the extent such awards are available for issuance under such plan.

Prior to the adoption of the Equity Incentive Plan as of July 10, 2008, Non-Employee Directors were eligible to receive non-qualified stock options under the Company’s 2004 Plan. See “Equity Incentive Plan” above for a description of the material terms of the EI Plan. See “2004 Stock Option, Restricted and Non-Restricted Stock Plan” above for a description of certain provisions of the 2004 Plan.
PROPOSAL 3
EXECUTIVE COMPENSATION ADVISORY VOTE
As required by Section 14A of the Exchange Act pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, we are providing our shareholders with an advisory vote on executive compensation. This advisory vote, commonly known as a “say-on-pay” vote, is a non-binding vote on the compensation paid to our named executive officers as disclosed pursuant to Regulation S-K, including in the “Compensation Discussion and Analysis” above, the accompanying compensation tables and related footnotes, and the corresponding narrative discussion set forth in the “EXECUTIVE COMPENSATION” section of this Proxy Statement. We urge shareholders to read the “Compensation Discussion and Analysis” of this Proxy Statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and corresponding narrative, which provide detailed information on the compensation of our NEOs.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation philosophy, policies and practices described in this Proxy Statement.
As described in detail in the “Compensation Discussion and Analysis”, our executive compensation programs are generally designed to (i) attract, retain, motivate and reward highly qualified and talented executives, including our named executive officers, that will enable us to drive long-term shareholder value; and (ii) motivate our executives, including our named executive officers, to make decisions that produce desired financial results while at the same time avoiding the encouragement of unnecessary or excessive risk taking. We believe that our executive compensation programs appropriately link pay to performance and are well aligned with the long-term interests of our shareholders. We believe that our executive compensation objectives and core principles have resulted in executive compensation decisions that have appropriately incentivized the achievement of financial goals that, despite recent challenging economic conditions, have benefited our Company and our shareholders and are expected to drive long-term shareholder value over time. The Compensation Committee regularly reviews our executive officer compensation program to ensure that it achieves the desired goals of emphasizing long-term value creation and aligning the interests of management and shareholders.
Accordingly, we are asking for our shareholders to indicate their support for our NEO compensation as described in this Proxy Statement, and to vote “FOR” the following resolution:
“RESOLVED, that the shareholders of Kid Brands, Inc. (the “Company”) hereby approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and footnotes, and corresponding narrative discussion in the Proxy Statement for the Company’s 2011 Annual Meeting of Shareholders.”

The foregoing resolution is an advisory resolution that will not have any binding legal effect regardless of whether it is approved or not, and will not be construed as overruling a decision by the Company, the Compensation Committee or the Board, or creating or implying any change in or addition to their respective fiduciary duties. Furthermore, because this non-binding advisory resolution primarily relates to compensation of the NEOs that has already been paid or contractually committed, there is generally no opportunity for the Compensation Committee to revisit those decisions. However, as we value the opinions of our shareholders, our Compensation Committee expects to take into account the outcome of the vote when considering future executive compensation decisions.
Board Recommendation
The Board of Directors unanimously recommends a vote FOR approval of the resolution on executive compensation set forth in this Proposal 3.
PROPOSAL 4
ADVISORY VOTE ON THE FREQUENCY OF
EXECUTIVE COMPENSATION ADVISORY VOTE
As required under Section 14A of the Exchange Act pursuant to the Dodd-Frank Act, we are also asking our shareholders to indicate the frequency with which they believe an advisory vote on executive compensation, or “say-on-pay” vote, should occur. Shareholders may indicate whether they prefer that we hold a “say-on-pay” vote every 3 years, every 2 years, every year, or they may abstain from this vote.
The Board, on the recommendation of the Compensation Committee, has determined that a say-on-pay vote every three years is the best approach for our Company and our shareholders for a number of reasons, including:
•
it encourages a longer-term view of compensation by our shareholders by allowing them to evaluate three-years of compensation history and business results, and to focus on overall design issues rather than details of individual decisions; and

•
it will provide our Compensation Committee with adequate time to thoughtfully consider the results of say-on-pay votes and other shareholder input and, as necessary, respond to shareholder sentiment and effectively implement any desired changes to our executive compensation policies, practices and programs.

The Board believes that shareholder feedback every three years will be more useful than more frequent options as it will provide shareholders with a sufficient period of time to evaluate the overall compensation of the named executive officers, the components of that compensation and the effectiveness of that compensation. The amount of compensation and mix of components of such compensation may differ from year to year, and the three-year period will provide shareholders with the benefit of assessing over a period of years whether the components of the compensation paid to the named executive officers have achieved positive results for the Company.

This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board or the Compensation Committee. Shareholders will be able to specify one of four choices for this proposal on the proxy card: 3 years, 2 years, 1 year or abstain. Shareholders are not voting to approve or disapprove the Board’s recommendation. Although non-binding, the Board and the Compensation Committee will carefully review the voting results. Notwithstanding the Board’s recommendation and the outcome of the shareholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs.
Board Recommendation
The Board of Directors unanimously recommends that shareholders select “3 YEARS” on the proposal concerning the frequency of future advisory votes on executive compensation.
AUDIT COMMITTEE REPORT
The responsibilities of the Audit Committee, which are set forth in its charter, include assisting the Board of Directors in its oversight of the Company’s financial reporting process (a link to the current Audit Committee charter can be found on the Company’s website located at www.kidbrands.com by clicking on the “Investor Relations” tab and then clicking on “Corporate Governance”). In this context, the Audit Committee has separately reviewed and discussed the audited financial statements of the Company with management and the Company’s independent registered public accounting firm. The Audit Committee has discussed with the Company’s independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such firm’s communications with the Audit Committee concerning independence, and has discussed with such firm its independence.
Based upon the Audit Committee’s review and discussions reported above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as amended, for filing with the SEC.
The Audit Committee has determined that the provision of non-audit services by KPMG, the Company’s independent registered public accounting firm for 2010, is compatible with maintaining such firm’s independence.
Kid Brands, Inc. Audit Committee
Salvatore Salibello, Frederick Horowitz and Hugh R. Rovit
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG has served as the Company’s independent registered public accounting firm for fiscal years from 2002 through 2010. The Audit Committee has selected KPMG as the Company’s independent registered public accounting firm for fiscal year 2011. It is expected that representatives of KPMG will be present at the 2011 Meeting to respond to appropriate questions and, if they so desire, to make a statement.

AUDIT FEES
The aggregate fees billed by KPMG for professional services rendered for the audit of the Company’s annual financial statements for the year ended December 31, 2010 (including services related to compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and the reviews of the financial statements included in the Company’s Forms 10-Q for the year ended December 31, 2010, and certifications, and services that are normally provided in connection with statutory and regulatory filings for such fiscal year) were $985,387. The aggregate fees billed by KPMG for professional services rendered for the audit of the Company’s annual financial statements for the year ended December 31, 2009 (including services related to compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and the reviews of the financial statements included in the Company’s Forms 10-Q for the year ended December 31, 2009, and certifications, and services that are normally provided in connection with statutory and regulatory filings for such year) were $747,820.
AUDIT-RELATED FEES
The aggregate fees billed by KPMG for services that are reasonably related to the performance of the audit of the Company’s financial statements that are not already reported above under the caption “Audit Fees” totaled $47,000 for the year ended December 31, 2010, and $48,500 for the year ended December 31, 2009, which fees were billed in each year for employee benefit plan audits.
TAX FEES
The aggregate fees billed by KPMG for professional services for tax advisory services totaled $72,770 for the year ended December 31, 2010 and $12,000 for the year ended December 31, 2009.
ALL OTHER FEES
Other than as set forth above under the captions “Audit Fees,” “Audit-Related Fees,” and “Tax Fees,” there were no other services rendered or fees billed by KPMG for the year ended December 31, 2010 or for the year ended December 31, 2009.
AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
Under its charter, the Audit Committee has the sole authority to retain and replace the Company’s independent registered public accounting firm, and to approve, in advance, all audit engagement fees and terms, as well as all non-audit engagements permitted by law with the independent registered public accounting firm. Each of the individual engagements for the services described above under the captions “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” for the fiscal years ended December 31, 2010 and 2009 were approved by the Audit Committee in advance of the engagement of KPMG for any such services in accordance with the provisions of Regulation S-X Rule 2-01(c)(7)(i)(A).
SECURITY OWNERSHIP OF MANAGEMENT
The following table sets forth, as of June 3, 2011, the shares of Common Stock beneficially owned by each director and nominee for director of the Company, each named executive officer of the Company and by all directors and executive officers of the Company as a group. None of the shares of Common Stock beneficially owned by directors or nominees as set forth in the table below constitute directors’ qualifying shares nor have any of the shares set forth in the table below been pledged as security.

					Total Shares of
	Shares of Common		Shares of Common		Common Stock	% of
Name of Director, Officer or	Stock Beneficially		Stock Acquirable		Beneficially	Outstanding
Identity of Group	Owned (1)(14)		Within 60 days (2)(14)		Owned (14)	Common Stock
Raphael Benaroya	18,405	(3)	48,000	(4)	66,405	*
Lawrence Bivona(5)	4,120		0		4,120	*
Mario Ciampi	—		21,000	(6)	21,000	*
Bruce G. Crain(7)	123,174		140,000		263,174	1.2%
Marc S. Goldfarb(8)	16,974		34,820		51,794	*
Frederick Horowitz	—		33,000	(9)	33,000	*
Hugh R. Rovit(10)	—		—		—	N/A
Guy Paglinco(11)	33,906		6,000		39,906	*
David C. Sabin	—		—	(12)	—	N/A
Salvatore Salibello	5,000		33,000	(9)	38,000	*
Michael Zimmerman(13)	4,399,733		33,000	(9)	4,432,733	20.4%
All directors and executive officers as a group (11 persons**)	4,599,192		348,820		4,948,012	22.5%

*	Less than 1%.

**	Does not include Lawrence Bivona, whose employment with the Company terminated as of March 14, 2011, and includes Richard F. Schaub, Jr., an executive officer not otherwise included in the chart.

(1)	Each individual has the sole power to vote and dispose of the shares of Common Stock set forth in the table, except as provided in footnote 13 below.

(2)	Consists of shares subject to stock options granted by the Company that are exercisable within 60 days of June 3, 2011.

(3)	Excludes 315 shares owned by Mr. Benaroya’s wife, of which Mr. Benaroya disclaims beneficial ownership.

(4)
Excludes 27,000 options not exercisable within 60 days of June 3, 2011; excludes 15,000 SARs (3,000 of which will vest within 60 days of June 3, 2011), which, when vested and exercised, may be settled, upon exercise, in shares of Common Stock, cash or a combination of both in the sole discretion of the Compensation Committee, in either case not at the election of Mr. Benaroya.

(5)
All options, SARs, RSUs and shares of restricted stock previously held by Mr. Bivona were forfeited upon the termination of his employment on March 14, 2011. Reflects most recently available public information.

(6)
Excludes 24,000 options not exercisable within 60 days of June 3, 2011: excludes 15,000 SARs (3,000 of which will vest within 60 days of June 3, 2011), which, when vested and exercised, may be settled, upon exercise, in shares of Common Stock, cash or a combination of both in the sole discretion of the Compensation Committee, in either case not at the election of Mr. Ciampi.

(7)
Includes 21,250 shares of restricted stock whose restrictions have not lapsed as of June 3, 2011, but with respect to which Mr. Crain has sole voting power; excludes 80,000 options and 28,800 RSUs not exercisable or scheduled to be settled within 60 days of June 3, 2011, which such RSUs, when vested, may be settled, in shares of Common Stock, cash or a combination of both in the sole discretion of the Compensation Committee, in either case not at the election of Mr. Crain; and excludes (i) 195,543 SARs, which are all vested but may be settled, upon exercise, in shares of Common Stock, cash or a combination of both in the sole discretion of the Compensation Committee, and (ii) 172,400 SARs that are not exercisable within 60 days of June 3, 2011, which, when vested and exercised, may be settled, upon exercise, in shares of Common Stock, cash or a combination of both in the sole discretion of the Compensation Committee, in either case not at the election of Mr. Crain.

(8)
Includes 1,440 shares of restricted stock whose restrictions have not lapsed as of June 3, 2011, but with respect to which Mr. Goldfarb has sole voting power; excludes 9,880 options and 9,600 RSUs not exercisable/scheduled to be settled within 60 days of June 3, 2011, which such RSUs, when vested, may be settled in shares of Common Stock, cash or a combination of both in the sole discretion of the Compensation Committee, in either case not at the election of Mr. Goldfarb; and excludes (i) 27,000 SARs, which are vested but may be settled, upon exercise, in shares of Common Stock, cash or a combination of both in the sole discretion of the Compensation Committee, and (ii) 58,000 SARs that are not exercisable within 60 days of June 3, 2011, and which, when vested and exercised, may be settled, upon exercise, in shares of Common Stock, cash or a combination of both in the sole discretion of the Compensation Committee, and not at the election of Mr. Goldfarb.

(9)
Excludes 27,000 options not exercisable within 60 days of June 3, 2011; excludes 15,000 SARs (3,000 of which will vest within 60 days of June 3, 2011), which, when vested and exercised, may be settled, upon exercise, in shares of Common Stock, cash or a combination of both in the sole discretion of the Compensation Committee, in either case not at the election of Mr. Horowitz, Mr. Salibello, or Mr. Zimmerman, as applicable.

(10)
Excludes 15,000 SARs (3,000 of which will vest within 60 days of June 3, 2011), which, when vested and exercised, may be settled, upon exercise, in shares of Common Stock, cash or a combination of both in the sole discretion of the Compensation Committee, in either case not at the election of Mr. Rovit.

(11)
Includes 1,000 shares of restricted stock whose restrictions have not lapsed as of June 3, 2011, but with respect to which Mr. Paglinco has sole voting power; excludes 13,140 RSUs which are unvested as of June 3, 2011, all of which, when vested, may be settled in shares of Common Stock, cash or a combination of both in the sole discretion of the Compensation Committee, and not at the election of Mr. Paglinco; excludes 4,000 options not exercisable within 60 days of June 3, 2011; and excludes (i) 13,160 SARs, which are vested, but may be settled, upon exercise, in shares of Common Stock, cash or a combination of both in the sole discretion of the Compensation Committee, and (ii) 38,740 SARs that are not exercisable within 60 days of June 3, 2011, which, when vested and exercised, may be settled, upon exercise, in shares of Common Stock, cash or a combination of both in the sole discretion of the Compensation Committee, in either case not at the election of Mr. Paglinco.

(12)
Excludes 20,000 RSUs which will not vest within 60 days of June 3, 2011, and when vested, may be settled in shares of Common Stock, cash or a combination of both in the sole discretion of the Compensation Committee, and not at the election of Mr. Sabin; and excludes 100,000 SARs that are not exercisable within 60 days of June 3, 2011, which, when vested and exercised, may be settled, upon exercise, in shares of Common Stock, cash or a combination of both in the sole discretion of the Compensation Committee, in either case not at the election of Mr. Sabin.

(13)	See footnote (1) in the “Security Ownership of Certain Beneficial Owners” table set forth below.

(14)	Information provided from public filings of the relevant individuals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth, as of June 3, 2011, with respect to each person (including any group as that term is used in Section 13(d)(3) of the Exchange Act) who is known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock: (i) the name and address of such owner, (ii) the number of shares beneficially owned, and (iii) the percentage of the total number of shares of Common Stock outstanding so owned.

	Number of
	Shares
	Beneficially
Name and Address of Beneficial Owner	Owned		Percent of Class*

Prentice Capital Management, LP	4,399,733	(1)	20.3%
623 Fifth Avenue New York, NY 10022

Michael Zimmerman	4,432,733	(1)	20.4%
c/o Prentice Capital Management, LP 623 Fifth Avenue New York, NY 10022

NorthPointe Capital, LLC	1,571,665	(2)	7.3%
101 W. Big Beaver, Suite 745 Troy, Michigan 48084

Barclays Global Investors, NA	1,247,784	(3)	5.8%
Barclays Global Fund Advisors 400 Howard Street San Francisco, CA 94105

Dimensional Fund Advisors LP	1,240,924	(4)	5.7%
Palisades West, Building One 6300 Bee Cave Road Austin, Texas 78746

BlackRock, Inc.	1,210,071	(5)	5.6%
40 East 52nd Street New York, NY 10022

DePrince, Race & Zollo, Inc.	1,154,749	(6)	5.3%
250 Park Ave. South, Suite 250 Winter Park, Florida 32789

*
Note that because the beneficial ownership of certain of the shares of Common Stock listed herein is shared by certain of such beneficial owners, as determined pursuant to the rules of the SEC, the percentages set forth in this table aggregate to a higher number than would be reflected without the listing of such shared ownership.

(1)
Based on a Schedule 13D filed on August 14, 2006 by Prentice Capital Management, L.P. (“Prentice”) and Michael Zimmerman as reporting persons (the “Prentice 13D”) and information provided to us by Prentice and Mr. Zimmerman subsequent to such filing. Prentice serves as investment manager to private investment funds and managed accounts (the “Managed Entities”), and as such, has voting and dispositive authority over the shares beneficially owned by such Managed Entities, and may therefore be deemed to be the beneficial owner of such shares. Prior to April 13, 2010, the Managed Entities and the numbers of shares of our common stock owned by them were as follows:

Prentice Capital Partners, LP	100,340
Prentice Capital Partners QP, LP	484,357
Prentice Capital Offshore, Ltd	1,063,272
GPC XLIII, LLC	230,335
S.A.C. Capital Associates, LLC	1,289,504
PEC I, LLC	351,979
Prentice Special Opportunities Master, L.P.	646,252
Prentice Special Opportunities, LP	233,694

As of April 13, 2010, all the shares of Common Stock of the Company owned by the entities set forth above other than S.A.C. Capital Associates, LLC (the “Original Entities”) were transferred to Prentice Consumer Partners, LP, an affiliate of Prentice and the Original Entities. As a result, Prentice Consumer Partners, LP is bound by, and has become a party to, the IRA in the place of the Original Entities. Therefore, subsequent to April 13, 2010, the Managed Entities consist of: Prentice Consumer Partners, LP (owning 3,110,229 shares) and S.A.C. Capital Associates, LLC (owning 1,289,504 shares).

Mr. Zimmerman is the managing member of Prentice Management GP, LLC, the general partner of Prentice, and a manager of Prentice Consumer Partners, LP. As such, he may be deemed to control Prentice and the Managed Entities, and may therefore also be deemed to be the beneficial owner of the shares beneficially owned by such listed entities. In addition, Prentice and Mr. Zimmerman may be deemed to constitute a “group” within the meaning of Section 13(d)(3) of the Exchange Act, and have reported shared voting and dispositive power with respect to the shares listed as beneficially owned by the listed entities in the table, however, each of Prentice and Mr. Zimmerman disclaims beneficial ownership of all such shares, except to the extent of their pecuniary interest therein. In addition, Mr. Zimmerman was granted options to purchase 15,000 shares of Common Stock on each of November 1, 2006, December 27, 2007, July 10, 2008, and September 22, 2009 for his service as a director of the Company, as well as 15,000 SARs on July 15, 2010. Each such grant vests ratably over a 5-year period commencing on the first anniversary of the date of grant. As a result, the number of shares reported in the table as beneficially owned by Mr. Zimmerman includes: (x) options to purchase 30,000 shares of Common Stock, all of which are currently vested; and (y) options to purchase 3,000 shares of Common Stock, which will vest within 60 days of June 3, 2011, and excludes all 15,000 SARS (3,000 of which will vest within 60 days of June 3, 2011), which such SARs, when vested, may be settled, upon exercise, in shares of Common Stock, cash, or a combination of both in the sole discretion of the Compensation Committee, and not at the election of Mr. Zimmerman.

(2)
Based on a Schedule 13G filed on February 15, 2011 (the “NorthPointe 13G”) by NorthPointe Capital, LLC, the securities reported in the NorthPointe 13G are beneficially owned by one or more open end investment companies or other managed accounts which are advised by NorthPointe Capital, LLC (“NorthPointe”), a registered investment adviser. Ownership is reported as of 12/31/2010. Pursuant to the NorthPointe 13G, NorthPointe has the sole power to vote or to direct the vote of 1,316,270 of the shares reported thereon, and the sole power to dispose or direct the disposition of all shares reported thereon. As reported in the NorthPointe 13G, the clients of NorthPointe, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive dividends from as well as the proceeds from the sale of the securities included in such report. As of 12/31/2010, no client’s interest related to more than 5%.

(3)
As reported in a Schedule 13G filed on February 5, 2009 (the “Barclays 13G”) by the Barclays entities described below. Barclays Global Investors, NA (a bank) has the sole power to vote or direct the vote with respect to 387,051 of the shares covered by the report, and the sole power to dispose or direct the disposition with respect to 487,142 of the shares covered by the report; Barclays Global Fund Advisors (an investment advisor) has the sole power to vote or direct the vote with respect to 560,869 of the shares covered by the report, and the sole power to dispose or direct the disposition with respect to 749,581 of the shares covered by the report; and Barclays Global Investors, Ltd (a non-US institution) has the sole power to dispose or direct the disposition with respect to 11,061 of the shares covered by the report. In addition, Barclays Global Investors Japan Limited (a non-US institution), Barclays Global Investors Canada Limited (a non-US institution), Barclays Global Investors Australia Limited (a non-US institution), Barclays Global Investors (Deutschland) AG (a non-US institution), although they report no beneficial ownership, are reporting persons under the Barclays 13G. The Barclays 13G states that the shares reported are held in trust accounts for the economic benefit of the beneficiaries of those accounts.

(4)
As reported in Amendment No. 4 to Schedule 13G filed on February 11, 2011 by Dimensional Fund Advisors LP (the “Dimensional 13G/A”). Dimensional Fund Advisors LP (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the “Funds.” In certain cases, subsidiaries of Dimensional may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, neither Dimensional or its subsidiaries possess investment and/or voting power over the securities described in the Dimensional 13G/A that are owned by the Funds, and may be deemed to be the beneficial owner of such securities. Dimensional has reported the sole power to vote or direct the vote with respect to 1,230,331 of the shares covered by the Dimensional 13G/A, and the sole power to dispose or direct the disposition of all shares covered by the Dimensional 13G/A (1,240,924), however, all such securities are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. The Funds have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities held in their respective accounts. To the knowledge of Dimensional, as reported in the Dimensional 13G/A, the interest of any one such Fund does not exceed 5% of the class of such securities.

(5)
As reported in a Schedule 13G filed on February 7, 2011 (the “BlackRock 13G”), by Blackrock, Inc. (“Blackrock”) as a parent holding company or control person. The Blackrock 13G states that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the securities reported thereon. The Blackrock 13G reports that Blackrock has sole voting and dispositive power with respect to all of the securities covered by the report, stating that no one person’s interest is more than five percent of the total outstanding common shares of the Company. The following entities are listed as subsidiaries beneficially owning 5% or greater of the outstanding shares being reported on by the parent holding company or control person: BlackRock Institutional Trust Company, N.A.; BlackRock Fund Advisors; BlackRock Advisors, LLC; and BlackRock Investment Management, LLC.

(6)
In accordance with a Schedule 13G/A filed on February 11, 2011, DePrince, Race & Zollo, Inc., an investment adviser, has the sole power to vote and dispose of all of the shares covered by its Schedule 13G.

TRANSACTIONS WITH RELATED PERSONS
Lawrence Bivona, the President of LaJobi until March 14, 2011, along with various family members, established L&J Industries in Asia to provide quality control, compliance and other services to LaJobi for goods being shipped by LaJobi from Asian ports. Pursuant to the terms of a transition services agreement entered into in connection with the acquisition of LaJobi, commencing in April 2008, the Company had used the full-time services of approximately 28 employees of L&J Industries for such quality control and other services. To the Company’s knowledge, L&J Industries ceased operations in June 2010, thereby terminating the affiliated relationship. However, the Company continues to utilize the services of all or substantially all of such individuals, and is in the process of establishing subsidiaries in The People’s Republic of China and Thailand, through which the Company intends to directly employ these quality control individuals in the future. For the year ended December 31, 2010, the Company incurred costs, recorded in cost of goods sold, aggregating approximately $1.0 million related to the services provided, based on the actual, direct costs incurred (by L&J Industries or otherwise) for the services of such individuals.
CoCaLo contracts for warehousing and distribution services from a company that, until October 15, 2009, had a partner that was the estate of the father of, and is managed by the spouse of, Renee Pepys Lowe, an employee of the Company until December 31, 2010. As of 2010, this company is owned by unrelated parties but the spouse of Renee Pepys Lowe is still a manager of the business. For the year ended December 31, 2010, CoCaLo paid approximately $2.2 million to such company for such services, and has paid approximately $0.6 million for such services for the first quarter of 2011.
As of August 10, 2006, the Company entered into the IRA with the Prentice Buyers and Laminar, pursuant to which the Company has, subject to specified limitations, agreed to nominate for election with respect to all shareholders meetings or consents concerning the election of members of the Board, two Prentice Directors and two Laminar Directors (such right was terminated with respect to Laminar in June of 2010 upon its sale of all of the Company’s Common Stock held by it). The current Prentice Directors are Messrs. Ciampi and Zimmerman. Mr. Ciampi is a partner of Prentice, and a manager and member of one of the current Prentice Buyers, and Mr. Zimmerman is the Managing Member of the general partner of Prentice, a manager of one of the current Prentice Buyers and the CEO of Prentice. The most recent previous Laminar Director was Mr. Schaefer, until July 15, 2010 (Ms. Krueger resigned from the Board effective March 30, 2010 in connection with her resignation from her employment with an affiliate of Laminar). Mr. Schaefer was a director of an affiliate of Laminar during 2008 until February 2009, and Ms. Krueger was an executive officer of an affiliate of Laminar until March 31, 2010. The Company has also granted certain registration rights to Prentice and Laminar (which rights were exercised by, and subsequently terminated with respect to, Laminar in June of 2010 upon its sale of all of the Company’s Common Stock held by it). See the Company’s Current Report on Form 8-K dated August 14, 2006, with respect to further details regarding the IRA. In addition, Mr. Benaroya, the Chairman of the Board of the Company, was a consultant for an affiliate of Laminar (until March 2010).

Review and Approval of Transactions with Related Persons
The Audit Committee of the Board is responsible for assisting the Board in fulfilling its oversight responsibilities by, among other things, monitoring any transactions between related persons (including, but not limited to, officers, directors, and principal shareholders) and the Company or its subsidiaries (other than normal and usual compensation arrangements). This obligation is set forth in writing in our Audit Committee Charter. In order to fulfill this obligation, the Audit Committee reviews with the Board any such proposed transactions involving such related persons and/or their immediate family members for the Board’s consideration and ultimate approval. Related party transactions which are ongoing are subject to ongoing review by the Audit Committee to determine whether it is in our best interest and our shareholders best interest to continue, modify or terminate the related party transaction. No director may participate in the approval of a related party transaction with respect to which he or she is a related party.
To identify related person transactions, each year, we require our directors and officers to complete Questionnaires identifying any transactions with us in which such persons or their family members have an interest. The Audit Committee or the Board reviews all related person transactions due to the potential for a conflict of interest. A conflict of interest occurs when a person’s private interest interferes in any way (or even appears to interfere) with the interests of the Company as a whole. A conflict situation can arise when an employee, officer or director takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively.
In considering the approval of any proposed transaction with a related person, the Board considers a variety of factors, including, but not limited to:
•	whether the terms of such transaction are consistent with those that could be obtained from third-parties;

•	whether the Company would receive a benefit from proceeding with a related person that would otherwise be unavailable (in terms of knowledge of the Company, for example);

•	the nature of the related person’s interest in the transaction;

•	the material terms of the transaction, including, without limitation, the amount and the type of transaction;

•	whether the transaction would impair the judgment of a director or executive officer to act in the best interests of the Company;

•	whether the transaction would compromise the independence of a director in accordance with independence standards applicable to the Company and such director;

•	the materiality of the transaction to the related person and any entity with which such related person is affiliated;

•	the materiality of the transaction to the Company; and

•	any other factors deemed appropriate by the Board.

The Board has reviewed and approved all of the transactions discussed in this section. We expect our directors, officers and employees to act and make decisions that are in our best interests and encourage them to avoid situations which present a conflict between our interests and their own personal interests. In addition, we are prohibited from extending personal loans to, or guaranteeing the personal obligations of, any director or officer. A copy of our current Code of Business Conduct and Ethics is available on our website.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own beneficially more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Officers, directors and greater than ten percent shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on its review of the copies of such Section 16(a) forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended December 31, 2010, all filing requirements applicable to its officers, directors and greater than ten percent shareholders were complied with on a timely basis except for the following: (i) David C. Sabin, the President of Kids Line LLC and CoCaLo, Inc., filed a late Form 3 on April 16, 2010 (with respect to his appointment as an executive officer of the Company effective January 1, 2010); and (ii) Richard F. Schaub, Jr., the President of LaJobi, Inc. and Sassy Inc., filed a late Form 3 on April 16, 2010 (with respect to his appointment as an executive officer of the Company effective February 17, 2010), and a late Form 4 on April 16, 2010 with respect to the grant of 10,000 restricted stock units and 30,000 stock appreciation rights pursuant to the Company’s Equity Incentive Plan on February 24, 2010.
SHAREHOLDER PROPOSALS
In order to be included in the proxy statement and form of proxy relating to the 2012 Annual Meeting of Shareholders (the “2012 Meeting”), in the event the 2012 Meeting is not advanced or delayed by more than 30 calendar days from the date of the 2011 Meeting, proposals of shareholders intended to be presented at the 2012 Meeting must be received by the Company on or before February 8, 2012. Any such proposals should be submitted in writing to: Corporate Secretary, Kid Brands, Inc., One Meadowlands Plaza, 8th Floor, East Rutherford, New Jersey 07073. Shareholders who intend to present a proposal at such meeting without inclusion of such proposal in the Company’s proxy materials are requested to provide advance notice of such proposal to the Company at the aforementioned address on or before April 24, 2012. If a shareholder fails to provide notice by this date, then the holders of the proxies with respect to the 2012 Meeting will use their discretionary authority to vote the shares of Common Stock they represent with respect to the proposal as they may determine.
By Order of the Board of Directors,
MARC S. GOLDFARB
Corporate Secretary
East Rutherford, New Jersey
June 8, 2011

REVOCABLE PROXY
KID BRANDS, INC.
ANNUAL MEETING OF SHAREHOLDERS
July 19, 2011
9:30 a.m. E.D.T.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned, revoking all prior proxies, hereby appoints Bruce G. Crain and Raphael Benaroya, and each of them, as proxies with full power of substitution and resubstitution, and hereby authorizes them to represent and to vote as designated below the shares of Common Stock of Kid Brands, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Kid Brands, Inc., to be held on Tuesday, July 19, 2011 at 9:30 a.m. E.D.T. at our corporate headquarters located at One Meadowlands Plaza, East Rutherford, New Jersey 07073, in the first floor conference center, and at any adjournments or postponements thereof.
The undersigned hereby acknowledges receipt, prior to the execution of this proxy, of the Notice of Annual Meeting of Shareholders and the Proxy Statement with respect to the Kid Brands, Inc. 2011 Annual Meeting of Shareholders.
THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED AS TO ALL SHARES OF THE UNDERSIGNED (i) “FOR” EACH OF PROPOSALS 1, 2 AND 3, AND FOR A FREQUENCY OF 3 YEARS WITH RESPECT TO PROPOSAL 4; AND (ii) ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN, DATE AND RETURN THIS PROXY CARD OR VOTE BY THE INTERNET OR TELEPHONE.
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID
ENVELOPE (OR SEND IT TO: KID BRANDS, INC., ONE MEADOWLANDS PLAZA, 8TH FLOOR, EAST RUTHERFORD,
NEW JERSEY 07073) OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.
(Continued, and to be marked, dated and signed, on the other side)
ê                      FOLD AND DETACH HERE                     ê

KID BRANDS, INC. - ANNUAL MEETING, JULY 19, 2011
YOUR VOTE IS IMPORTANT!
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report on Form 10-K
for the year ended December 31, 2010, and Amendment No. 1 thereto, are available on-line at:
http://www.cfpproxy.com/5404
You can vote in one of three ways:
1.	Call toll free 1-866-213-0670 on a Touchtone Phone. There is NO CHARGE to you for this call.
or
2.	Via the Internet at https://www.proxyvotenow.com/kid and follow the instructions.
or
3.	Mark, sign and date your proxy card and return it promptly in the enclosed postage-paid envelope, or send it to: Kid Brands, Inc., One Meadowlands Plaza, 8th Floor, East Rutherford, New Jersey 07073.
PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS
5404

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY KID BRANDS, INC.	Annual Meeting of Shareholders July 19, 2011

			With-	For All
		For All	hold All	Except
1.	Election of the directors to serve until the 2012 Annual Meeting of Shareholders and until their successors are elected and qualified	☐	☐	☐

Nominees:
(01) Raphael Benaroya, (02) Mario Ciampi, (03) Bruce G. Crain, (04) Frederick J. Horowitz, (05) Hugh R. Rovit, (06) Salvatore M. Salibello, and (07) Michael Zimmerman

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s) name(s) or number(s) in the space provided below.

Please be sure to date and sign
This proxy card in the box below

Sign above	Date

Joint-Owner	Date

		For	Against	Abstain
2.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2011 calendar year.	☐	☐	☐

		For	Against	Abstain
3.	Advisory vote on the compensation of the Company’s named executive officers	☐	☐	☐

	3 Years	2 Years	1 Year	Abstain
4.	Advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers ☐	☐	☐	☐

5.	In their discretion, the proxies are authorized to vote upon all other matters which may properly come before the annual meeting or any adjournments or postponements thereof

The Board recommends a vote FOR Proposals 1, 2 and 3, and for a frequency of 3 years with respect to Proposal 4.

	Mark here if you plan to attend the meeting				☐

	Mark here for address change and note change or any comments below				☐

IMPORTANT: Please sign exactly as name appears above. When shares are held by joint tenants, both owners must sign. When signing as attorney, executor, administrator, trustee or guardian, please sign your name and indicate your full title as such. If an entity, please sign in full entity name by an authorized person, indicating his/her title.

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW
é                      FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL                      é
PROXY VOTING INSTRUCTIONS
Shareholders of record have three ways to vote:
1.	By Mail; or
2.	By Telephone (using a Touchtone Phone); or
3.	By Internet.
A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy card. Please note telephone and Internet votes must be cast prior to 11:59 p.m. E.D.T., July 18, 2011. Voting instructions by mailing this proxy card must be actually received prior to the 2011 Annual Meeting of Shareholders. Even if you have given your proxy, you may still vote in person if you attend the 2011 Annual Meeting of Shareholders. Please note, however, that if the shares of record are held by a broker, bank or other nominee and you wish to vote at the 2011 Annual Meeting of Shareholders, you must obtain from the record holder a proxy issued in your name. It is not necessary to return this proxy card if you vote by telephone or Internet.

Vote by Telephone Call Toll-Free on a Touchtone Phone anytime prior to 11:59 p.m. E.D.T., July 18, 2011: 1-866-213-0670	Vote by Internet anytime prior to 11:59 p.m. E.D.T., July 18, 2011 go to https://www.proxyvotenow.com/kid
Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted, subject to the deadlines set forth above.
ON-LINE ANNUAL MEETING MATERIALS: http://www.cfpproxy.com/5404

Your vote is important!